                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CB COMMERCIAL HOLDINGS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

September __, 1996



Dear Stockholder:

SUBJECT:  Proxy Materials
          ---------------

You are cordially invited to attend a Special Meeting of Stockholders of CB Commercial Holdings, Inc. ("CBC") which will be held at 9:00am on Wednesday, October 23, 1996, in Los Angeles, California.

Enclosed in this packet are the following materials:

     1. Proxy ballot, which is INSIDE THE SMALL POCKET OF THE MAILING ENVELOPE with the address showing. If you have a portion of your CAP funds invested in shares of the Company, your packet includes a second ballot (blue) to be completed in addition to the white ballot in order to vote those shares held by
          -------------------------------
the CAP Trustee. If you own shares through the CAP, but do not own any other shares, only a blue ballot is enclosed.

     The matter for consideration on the ballot is the proposed recapitalization of the Company's capital structure, as described in detail in the enclosed Proxy statement, and to act on other matters as may properly come before the meeting.

     2. Notice of Special Meeting of Stockholders and Proxy Statement - this notice and statement contains details concerning the business to come before the meeting.

     3.  Return envelope for the proxy ballots.

     The Board of Directors of CBC recommends that you vote FOR the recapitalization and the transactions contemplated thereby.

Although you may currently plan to attend the meeting, please sign and return your proxy ballot(s) in the enclosed envelope at your earliest opportunity to assure that your shares will be represented and voted at the meeting, even if you cannot attend. If the address which appears on the proxy ballot is not your current address, please indicate your correct address on the proxy ballot.

Sincerely,


James J. Didion

                                                                     PRELIMINARY

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.


             ====================================================
                        IF YOU HOLD STOCK DIRECTLY AND
                     THROUGH THE CAP PLAN PLEASE NOTE THAT
             YOU MUST FILL OUT BOTH THE WHITE AND THE BLUE PROXY.
             ====================================================


                         CB COMMERCIAL HOLDINGS, INC.


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                          TO BE HELD OCTOBER 23, 1996



To Our Stockholders:

     You are invited to attend a Special Meeting of Stockholders of CB COMMERCIAL HOLDINGS, INC., a Delaware corporation (the "Company"), to be held on Wednesday, October 23, 1996, at 9 A.M., local time, at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California, to consider and approve the proposed recapitalization of the Company's capital structure as described herein (the "Recapitalization"). The Recapitalization consists of the following components, and approval of the Recapitalization will constitute approval of each component:

     1. The issuance of a number of shares of a new class of common stock, par value $.01 per share, of the Company ("New Common Stock"), not to exceed 5,000,000 shares, to be issued pursuant to a Proposed Public Offering. As used herein, the term "Proposed Public Offering" refers to an underwritten public offering of New Common Stock by the Company for not less than $18.75 per share which (i) is completed on or before March 31, 1997, (ii) generates gross proceeds of at least $75 million and (iii) results in the listing of such New Common Stock on the New York Stock Exchange or the approval for quotation of such New Common Stock on the National Association of Securities Dealers Automated Quotation System. Upon consummation of the Proposed Public Offering, the New Common Stock will be the only class of common stock of the Company.

     2. Subject to consummation of the Proposed Public Offering, the issuance to the holders of the Company's Class B-1 Common Stock and Class B-2 Common Stock of one share of New Common Stock for each share of Class B-1 Common Stock and Class B-2 Common Stock. The existing Class B-1 and Class B-2 Common Stock will automatically convert into New Common Stock upon the consummation of the Proposed Public Offering and the New Common Stock will replace the Class B-1 and Class B-2 Common Stock.

     3. Subject to consummation of the Proposed Public Offering, the issuance to the holders of the Company's Series A-1, Series A-2 and Series A-3 Preferred Stock (the "Existing Preferred Stock") of an equal number of shares of the new Series A-1, Series A-2 and Series A-3 preferred stock, respectively, (collectively, the "New Preferred Stock") having terms and conditions similar to the existing Preferred Stock, except that (i) effective October 1, 1996, the New Preferred Stock will have a 2.5% quarterly dividend, (ii) the quarterly dividend shall bear compound interest under certain circumstances if not paid when due, and (iii) the New Preferred Stock shall be convertible from time to time into a lesser number of shares of New Common Stock at the option of the holder thereof. The Existing Preferred Stock will automatically convert into the New Preferred Stock upon consummation of the Proposed Public Offering, and the New Preferred Stock will replace the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock.

     4. Subject to consummation of the Proposed Public Offering, the issuance to the holders of the Company's Class C-1 Common Stock of a number of shares of New Common Stock (which will replace the Class C-1 Common Stock) equal to the C-1 Conversion Rate multiplied by the number of shares of Class C-1 Common Stock held by such holder. The C-1 Conversion Rate is (i) the price at which each share of New Common Stock is offered to the public in the Proposed Public Offering minus $10.00, divided by (ii) the price at which each share of New Common Stock is offered to the public in the Proposed Public Offering. The existing Class C-1 Common Stock will automatically convert into New Common Stock upon the consummation of the Proposed Public Offering.

     5. Subject to consummation of the Proposed Public Offering, the amendment and restatement of the Company's Third Amended and Restated Certificate of Incorporation to, among other things, (i) provide for
          (A) the automatic conversion, upon consummation of the Proposed Public Offering, of the Class B-1 Common Stock and Class B-2 Common Stock (which will be replaced on a one-for-one basis with New Common Stock), the Class C-1 Common Stock (which will be replaced with New Common Stock determined according to the formula set forth above) and the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock (which will be replaced on a one-for-one basis with Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively), and (B) the New Common Stock as the only class of common stock of the Company following the consummation of the Proposed Public Offering, (ii) provide for the elimination of Class C-R Common Stock and Class J Common Stock (the outstanding shares of which will be repurchased for $0.01 per share), (iii) provide for an increase in the total number of shares of capital stock which the Company is authorized to issue from 27,200,002 to 108,000,000 and an increase in the number of shares of common stock (which will be comprised of the New Common Stock) which the Company is authorized to issue from 19,200,002 to 100,000,000,
          (iv) eliminate classes of directors, (v) provide that the New Common Stock and New Preferred Stock will vote together as a class for directors and on other matters, except where a separate class vote is required by law, (vi) eliminate existing provisions which provide for cumulative voting and (vii) effectuate the other components of the Recapitalization and make certain other changes, as set forth on Exhibit A hereto.

     6. Subject to consummation of the Proposed Public Offering, the amendment and restatement of the Company's Second Amended and Restated By-Laws to, among other things, eliminate provisions requiring stockholder approval by class or supermajority vote and make certain other changes, as set forth on Exhibit C hereto.

     7. The termination of the Company's Amended and Restated Stockholders' Agreement dated as of April 18, 1989 among the Company and certain of its stockholders (the "Stockholders' Agreement"), effective upon consummation of the Proposed Public Offering.

     All of the above matters are more fully described in the accompanying Proxy Statement. Only stockholders of record at the close of business on September 16, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    JAMES J. DIDION
                                    Chairman of the Board
Los Angeles, California
September [ ], 1996

                                                                     PRELIMINARY
                          CB COMMERCIAL HOLDINGS, INC.
                            533 SOUTH FREMONT AVENUE
                       LOS ANGELES, CALIFORNIA 90071-1798


                                PROXY STATEMENT


GENERAL

     This Proxy Statement is furnished to holders of Class B-2 Common Stock of CB Commercial Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies to be voted at a Special Meeting of Stockholders to be held on October 23, 1996, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The holders of the Company's other classes of stock not subject to the proxy solicitation requirements of the Securities Exchange Act of 1934 are also being sent copies of this Proxy Statement. The holders of Preferred Stock have already agreed to vote all 4,000,000 shares of Preferred Stock in favor of (with no votes against) the Recapitalization and the holders of Class B-1 Common Stock have agreed to vote _____ shares of Class B-1 Common Stock in favor of the Recapitalization. Class B-2 stockholders of record on September 16, 1996 will be entitled to vote at the Special Meeting. The Special Meeting will be held on October 23, 1996 at 9 A.M., local time, at The Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California. The Company's Proxy Statement and form of proxy are being mailed or delivered to stockholders on approximately September [ ], 1996. For purposes of this Proxy Statement, "CB Commercial" refers to the Company's wholly-owned subsidiary CB Commercial Real Estate Group, Inc. and the "Company" refers to CB Commercial Holdings, Inc. and its subsidiaries, including CB Commercial, unless the context otherwise requires.

     T. Rowe Price Trust Company is the trustee ("Trustee") for the Company's Capital Accumulation Plan ("Cap Plan") and will vote the shares of the Class B-2 Common Stock held within the Cap Plan ("Cap Plan Shares") as directed on the enclosed blue proxy card by each Cap Plan participant to whose account shares have been credited. The Trustee will vote any Cap Plan Shares for which participant directions are not received as directed by the Operating Committee of the Company's Board of Directors, which will be in favor of the matters for which stockholder approval is solicited hereby. At September 16, 1996, there were [________] shares of Class B-2 Common Stock held within the Cap Plan. For a period of 180 days after completion of the Proposed Public Offering, the Trustee will not be permitted, directly or indirectly, to sell or dispose of any shares of capital stock of the Company outside the Cap Plan except in connection with a distribution to Cap Plan participants whose employment has terminated.

     If a stockholder has shares under an IRA arrangement, the enclosed white proxy card will serve as voting instructions for the shares held in an IRA as well as shares registered solely in the stockholder's name.


REVOCABILITY OF PROXIES

     Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. Any such proxy may be revoked at any time prior to exercise by the execution and submission of a later dated proxy or by voting in person at the special meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made.

SOLICITATION OF PROXIES

          The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery; however, additional solicitation may be made by telephone, telegram or other means by Directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SUMMARY...................................................................   5
     The Recapitalization.................................................   5
     Stockholder Approval Solicited.......................................   6

BACKGROUND................................................................   7

PROPOSAL TO AUTHORIZE THE RECAPITALIZATION................................   7

PROPOSED PUBLIC OFFERING..................................................  10
     Proposed Public Offering.............................................  11
     Capitalization.......................................................  11
     Senior Secured Debt Repayment and Amendments.........................  12
     Senior Subordinated Debt Amendments..................................  12
     Preliminary Terms of the Proposed Public Offering....................  13
     Advantages and Disadvantages of Being a Publicly Traded Company......  13

ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF
CLASS B-1 COMMON STOCK AND CLASS B-2 COMMON STOCK.........................  14
     Automatic Conversion of Class B-1 Common Stock
     and Class B-2 Common Stock into New Common Stock.....................  14
     Description of Class B-1 Common Stock,
     Class B-2 Common Stock and New Common Stock..........................  15

ISSUANCE OF NEW PREFERRED STOCK TO HOLDERS
OF EXISTING PREFERRED STOCK AND
CONVERSION OF PREFERRED STOCK.............................................  15
     Preference Dividend..................................................  15
     Conversion of  Preferred Stock.......................................  16
     Description of Existing Preferred Stock,
     New Preferred Stock and New
     Common Stock.........................................................  17

ISSUANCE OF NEW COMMON STOCK
TO HOLDERS OF CLASS C-1 COMMON STOCK......................................  17
     Automatic Conversion of Class C-1 Common
     Stock into New Common Stock..........................................  17
     Description of Class C-1 Common Stock and
     New Common Stock.....................................................  18

PURCHASE OF CLASS C-R COMMON STOCK
AND CLASS J COMMON STOCK..................................................  18

AMENDMENTS TO THE COMPANY'S THIRD
RESTATED CERTIFICATE OF INCORPORATION.....................................  18
     Increase in Number of Authorized Shares of Common Stock..............  19
     Series A-1, A-2 and A-3 New Preferred Stock..........................  19
     Automatic Conversion of Class B-1 Common Stock,
     Class B-2 Common Stock and Class C-1 Common
     Stock into New Common Stock..........................................  20
     Elimination of Class Voting Provisions...............................  20


AMENDMENTS TO BY-LAWS.....................................................  21
     Elimination of Classes of Directors and Class Voting Requirements....  21
     Other Changes in New By-Laws.........................................  22

TERMINATION OF STOCKHOLDERS' AGREEMENT....................................  23
     Description of Existing Stockholders' Agreement......................  23
     Effectiveness of Termination.........................................  24

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
OF THE RECAPITALIZATION...................................................  24
     Federal Income Tax Consequences to the Company.......................  25
     Federal Income Tax Consequences to the Stockholders..................  25

DESCRIPTION OF EXISTING CAPITAL STOCK.....................................  25
     General..............................................................  25
     Voting Rights........................................................  26
     Redemption...........................................................  26
     Dividends............................................................  27
     Distribution upon Liquidation........................................  27
     Preemptive Rights; Cumulative Voting.................................  27
     Mandatory Repurchases of Class C-R
     Common Stock.........................................................  28
     Transfer Restrictions................................................  28

DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL
OF THE RECAPITALIZATION AND CONSUMMATION
OF THE PROPOSED PUBLIC OFFERING...........................................  28
     New Common Stock.....................................................  29
     New Preferred Stock..................................................  29
     Registration Rights..................................................  30

BOARD RECOMMENDATION AND REQUIRED VOTES...................................  30

SECURITY OWNERSHIP........................................................  33
     Security Ownership of Directors and Executive Officers...............  33
     Security Ownership of Principal Stockholders.........................  36

APPRAISAL RIGHTS..........................................................  38

OTHER MATTERS.............................................................  38

Exhibit A - Proposed Fourth Restated
Certificate of Incorporation of
CB Commercial Holdings, Inc...............................................   1

Exhibit B - Third Restated
Certificate of Incorporation of
CB Commercial Holdings, Inc...............................................   1

Exhibit C - Proposed
Third Amended and Restated
By-Laws of CB Commercial Holdings, Inc....................................   1

Exhibit D - Second Amended and Restated
By-Laws of CB Commercial Holdings, Inc....................................   1

Exhibit E - Stockholders' Agreement.......................................   1


                                    SUMMARY


THE RECAPITALIZATION

     CB Commercial Holdings, Inc. (the "Company") is proposing to effect a recapitalization of its existing capital structure (the "Recapitalization") consisting of the following:

     . a public offering of a number of shares of a new class of common stock, par value $.01 per share, of the Company ("New Common Stock") for not less than $18.75 per share, to be completed on or before March 31, 1997 with gross proceeds of at least $75 million which will result in either the listing of such New Common Stock on the New York Stock Exchange or the approval for quotation of such New Common Stock on the National Association of Securities Dealers Automated Quotation System (the "Proposed Public Offering")

     . the repayment of a portion of the Company's long term debt with substantially all of the proceeds from the Proposed Public Offering as follows: (i) the net proceeds of the Proposed Public Offering generated from the gross proceeds up to $75 million will be applied to repayment of the Company's senior secured debt and (ii) any additional net proceeds generated by the Proposed Public Offering will be applied one-half to repayment of the Company's senior secured debt and one-half to repayment of the accrued deferred interest on the Company's senior subordinated debt of approximately $10 million

     . the amendment of the terms of the Company's senior secured debt and senior subordinated debt

     . upon the consummation of the Proposed Public Offering, the amendment of the Third Restated Certificate of Incorporation (the "Existing Certificate") and the Company's Second Amended and Restated By-Laws (the "Existing By-Laws") to, among other things, (i) provide for the New Common Stock as the only class of common stock of the Company and provide for the New Preferred Stock having the terms described below (comprised of Series A-1, Series A-2 and Series A-3), (ii) provide for an increase in the total number of shares of capital stock which the Company is authorized to issue from 27,200,002 to 108,000,000 and an increase in the number of shares of common stock which the Company is authorized to issue (which will be comprised of the New Common Stock) from 19,200,002 to 100,000,000, (iii) eliminate classes of directors,
          (iv) provide that the New Common Stock and New Preferred Stock will vote together as a class for directors and on other matters, except where a separate class vote is required by law, (v) eliminate provisions requiring director or stockholder approval by class or supermajority vote, (vi) provide for the conversion of Class B-1 Common Stock, Class B-2 Common Stock and Class C-1 Common Stock into New Common Stock as set forth below, (vii) provide for the conversion of the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock into Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively and (viii) make certain other changes, as set forth herein

     . the automatic conversion of the Company's outstanding shares of Class B-1 Common Stock and Class B-2 Common Stock into an equal number of shares of New Common Stock upon the consummation of the Proposed Public Offering

     . upon the consummation of the Proposed Public Offering, the automatic conversion of the Company's outstanding shares of Series A-1, Series A-2 and Series A-3 Preferred Stock (the "Existing Preferred Stock") into an equal number of shares of new Series A-1, Series A-2 and Series A-3 preferred stock, respectively (collectively, the "New Preferred Stock"), having terms and conditions similar to the existing Preferred Stock, except that (i) effective October 1, 1996, the New Preferred Stock will have a 2.5% quarterly dividend, (ii) the quarterly dividend shall bear compound interest under certain circumstances, and (iii) the New Preferred Stock shall be convertible from time to time into a lesser number of shares of New Common Stock at the option of the holder thereof (the conversion ratio depends upon the average closing price of a share of New Common Stock over a 20 day trading period and ranges from .78 shares of New Common Stock for each share of New Preferred Stock if the New Common Stock price is between $10.00 and $21.99 per share, to .60 shares of New Common Stock for each share of New Preferred Stock if the New Common Stock price is $30 per share or more)

     . the automatic conversion of the Company's outstanding shares of Class C-1 Common Stock into a lesser number of shares of New Common Stock upon the consummation of the Proposed Public Offering and the elimination from the Company's Restated Certificate of Incorporation of Class C-1 Common Stock as a class of the Company's capital stock

     . the purchase by the Company of all outstanding shares of Class C-R Common Stock (800,000 shares outstanding) and Class J Common Stock (2 shares outstanding) for $0.01 per share, the cancellation of such shares and the elimination of such classes of capital stock from the Company's Restated Certificate of Incorporation

     . the termination of the Stockholders' Agreement dated as of April 18, 1989 among the Company and certain of its stockholders (the "Stockholders' Agreement"), effective upon consummation of the Proposed Public Offering

STOCKHOLDER APPROVAL SOLICITED

     The Company is soliciting stockholder approval of the Recapitalization, which will authorize the Company to (1) issue shares of New Common Stock in connection with the Proposed Public Offering, (2) subject to consummation of the Proposed Public Offering, issue shares of the Company's New Preferred Stock upon conversion of the Existing Preferred Stock (a conversion which will automatically occur upon consummation of the Proposed Public Offering), (3) increase the total number of shares of capital stock which the Company is authorized to issue from 27,200,000 to 108,000,000 and increase the number of shares of common stock which the Company is authorized to issue from 19,200,002 to 100,000,000, (4) subject to consummation of the Proposed Public Offering, issue shares of the Company's New Common Stock upon the conversion of the Class B-l Common Stock, Class B-2 Common Stock and Class C-1 Common Stock (a conversion which will occur automatically upon consummation of the Proposed Public Offering), (5) issue shares of New Common Stock upon the conversion of the New Preferred Stock from time to time at the option of the holders of the New Preferred Stock, (6) subject to consummation of the Proposed Public Offering, amend and restate the Existing Certificate and Existing By-Laws as set forth herein, and (7) terminate the Stockholders' Agreement, effective upon consummation of the Proposed Public Offering. If the Company's stockholders approve the Recapitalization but the Proposed Public Offering does not occur, the proposed amendments to the Existing Certificate and Existing By-Laws will not be implemented and no other elements of the Recapitalization will occur.

     If the Company's stockholders approve the Recapitalization, then upon consummation of the Proposed Public Offering the Company's capital stock will be changed as follows:

     1. The Company will be authorized to issue a total of 108,000,000 shares of capital stock, of which 8,000,000 shall be preferred stock (including 4,000,000 shares of New Preferred Stock) and 100,000,000 shall be New Common Stock.

     2. Each share of the outstanding Series A-1, Series A-2 and Series A-3 Existing Preferred Stock will be automatically converted into a share of Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively, upon consummation of the Proposed Public Offering and the New Preferred Stock will be convertible into shares of New Common Stock at a ratio ranging from .60 shares (if the market price for the New Common Stock is $30.00 or more) to .78 shares (if the market price for the New Common Stock is $10.00 to $21.99) of New Common Stock for each share of New

          Preferred Stock. The conversion of all of the 4,000,000 outstanding shares of New Preferred Stock would result in the issuance of an additional 2,400,000 to 3,120,000 shares of New Common Stock.

     3. Each share of the outstanding Class B-1 Common Stock and Class B-2 Common Stock will be automatically converted into a share of New Common Stock upon consummation of the Proposed Public Offering.

     4. Each share of the outstanding Class C-1 Common Stock will be automatically converted into a lesser number of shares of New Common Stock, which number of shares will depend upon the price at which the New Common Stock is sold to the public in the Proposed Public Offering.

     5. Each outstanding share of Class C-R Common Stock and Class J Common Stock will be repurchased by the Company for $0.01 per share, all such shares will be canceled and the Class C-R Common Stock and Class J Common Stock will be eliminated.

     The Board of Directors of the Company has [unanimously] approved the Recapitalization and [unanimously] recommends that its stockholders vote in favor of the Recapitalization thereby approving each of the components of the Recapitalization.

     Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement and the Exhibits hereto which contain further information, some of which is not summarized herein. STOCKHOLDERS OF THE COMPANY ARE URGED TO REVIEW THE ENTIRE PROXY STATEMENT CAREFULLY.


                                   BACKGROUND

     The Company is the owner of all of the outstanding stock of CB Commercial Real Estate Group, Inc. ("CB Commercial"). In March of 1989, a group of six officers of CB Commercial (then named Coldwell Banker Commercial Group, Inc.) led by Mr. James J. Didion and an investor group formed by Mr. Frederic V. Malek and The Carlyle Group, L.P. ("Carlyle"), a Washington, D.C.-based private merchant bank, formed the Company for the sole purpose of purchasing CB Commercial from a subsidiary of Sears, Roebuck and Co. The acquisition of CB Commercial, which was completed on April 19, 1989 (the "Acquisition"), was financed through senior secured and senior subordinated borrowings and equity contributions. The equity investors consisted of (i) the preferred stock investors, who purchased 4,000,000 shares of Preferred Stock for $10.00 per share or $40 million in the aggregate, (ii) the Carlyle investors, who purchased 1,850,000 shares of Class B-1 Common Stock for $10.00 per share or $18.5 million in the aggregate and (iii) the employee investors, who purchased 2,924,465 shares of Class B-2 Common Stock for $10.00 per share in connection with the initial capitalization of the Company and in a registered public offering to employees in September of 1989. In addition to the issuances described above, the Company issued 800,000 shares of Class C-1 Common Stock to Mr. Malek and Carlyle in recognition of their efforts in structuring and consummating the Acquisition and issued 1,688,095 shares of Class B-2 Common Stock to employees as an incentive to remain with the Company for a period of time.

     The outstanding number of shares of the various classes of the Company's capital stock are set forth under "THE PROPOSED PUBLIC OFFERING -
Capitalization" and "DESCRIPTION OF EXISTING CAPITAL STOCK" below.

                   PROPOSAL TO AUTHORIZE THE RECAPITALIZATION

     With the recommendation of the Board of Directors, the Company is submitting to stockholders for their approval a proposal to recapitalize the Company and to amend the Existing Certificate and Existing By-Laws in connection with such recapitalization (the "Recapitalization"). The Recapitalization consists of several components, but approval of the Recapitalization by the requisite vote of the stockholders will constitute approval of each component, i.e., there will be no separate vote on the individual components.

     The Recapitalization and each of its components are subject to consummation of the Proposed Public Offering. If the Proposed Public Offering does not occur on or before March 31, 1997, the individual components of the Recapitalization will not become effective.

     The Recapitalization consists of the following:

     1.   Issuance of Shares of the Company's New Common Stock in Connection
          ------------------------------------------------------------------
with the Proposed Public Offering.  As part of the Recapitalization, the Company
- ---------------------------------
is seeking authorization to issue a number of shares of a new class of common stock, par value $.01 per share ("New Common Stock"), for not less than $18.75 per share pursuant to an underwritten public offering which is completed on or before March 31, 1997 and which generates gross proceeds of at least $75 million and results in either the listing of the New Common Stock on the New York Stock Exchange or the approval for quotation on the National Association of Securities Dealers Automated Quotation System (the "Proposed Public Offering"). The Company intends to use the proceeds of such offering to reduce the Company's long term indebtedness. Assuming gross proceeds of the Proposed Public Offering of $75 million, successful completion of the Proposed Public Offering and the other elements of the Recapitalization will result in a reduction in the Company's aggregate long-term indebtedness from approximately $247 million to approximately $179 million. See "PROPOSED PUBLIC OFFERING."

     2.   Issuance of New Common Stock to Holders of Class B-1 Common Stock and
          ---------------------------------------------------------------------
Class B-2 Common Stock.  Subject to consummation of the Proposed Public
- ----------------------
Offering, the Company is seeking authorization to issue to the holders of the Company's Class B-1 Common Stock and Class B-2 Common Stock one share of New Common Stock (which will replace the Class B-1 Common Stock and Class B-2 Common Stock) for each share of Class B-1 Common Stock and Class B-2 Common Stock upon the automatic conversion of the Class B-1 Common Stock and Class B-2 Common Stock following consummation of the Proposed Public Offering. See "ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS B-1 COMMON STOCK AND CLASS B-2 COMMON STOCK."

     3.   Issuance of New Preferred Stock to Holders of Series A-1, Series A-2
          --------------------------------------------------------------------
and Series A-3 Preferred Stock and Conversion of New Preferred Stock.  Subject
- --------------------------------------------------------------------
to consummation of the Proposed Public Offering, the Company is seeking authorization to issue to the holders of the Company's Series A-1, Series A-2 and Series A-3 Existing Preferred Stock an equal number of shares of Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively (collectively, the "New Preferred Stock"), upon the automatic conversion of the Existing Preferred Stock upon consummation of the Proposed Public Offering. The New Preferred Stock will have terms and conditions similar to the Existing Preferred Stock, except that effective October 1, 1996, the New Preferred Stock shall have a 2.5% quarterly dividend, the quarterly dividend shall bear compound interest under certain circumstances if it is not paid in cash within one year after the last day of the quarter to which it relates, and the New Preferred Stock will be convertible from time to time into a reduced number of shares of New Common Stock at the option of the holders thereof as follows:

                    "Market Price" of                Number of Shares of New
                    New Common Stock                 New Common Stock for Each
                    -----------------                Share of Preferred Stock
                                                     -------------------------

                    under $10.00                     No conversion permitted
                    $10.00 - $21.99                             0.78
                     22.00 -  22.99                             0.76
                     23.00 -  23.99                             0.74
                     24.00 -  24.99                             0.72
                     25.00 -  25.99                             0.70
                     26.00 -  26.99                             0.68
                     27.00 -  27.99                             0.66
                     28.00 -  28.99                             0.64
                     29.00 -  29.99                             0.62
                     30.00 or more                              0.60

See "ISSUANCE OF NEW PREFERRED STOCK TO HOLDERS OF EXISTING PREFERRED STOCK AND CONVERSION OF PREFERRED STOCK."

     4.   Issuance of New Common Stock to Holders of Class C-1 Common Stock.
          -----------------------------------------------------------------
Subject to consummation of the Proposed Public Offering, the Company is seeking authorization to issue to the holders of the Company's Class C-1 Common Stock a number of shares of New Common Stock (which will replace the Class C-1 Common Stock) equal to the C-1 Conversion Rate multiplied by the number of shares of Class C-1 Common Stock held by such holder, which shares of New Common Stock will be issued upon the automatic conversion of the Class C-1 Common Stock following consummation of the Proposed Public Offering. The C-1 Conversion Rate is (i) the price at which each share of New Common Stock is offered to the public in the Proposed Public Offering minus $10.00, divided by (ii) the price at which each share of New Common Stock is offered to the public in the Proposed Public Offering. See "ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS C-1 COMMON STOCK."

     5.   Purchase of Class C-R and Class J Common Stock.  Subject to
          ----------------------------------------------
consummation of the Proposed Public Offering, the Company is seeking authorization to purchase all 800,000 outstanding shares of Class C-R Common Stock and all two shares of Class J Common Stock for a penny ($0.01) per share. See "PURCHASE OF CLASS C-R AND CLASS J COMMON STOCK."

     6.   Amendment of the Company's Third Restated Certificate of
          --------------------------------------------------------
Incorporation. Subject to consummation of the Proposed Public Offering, the Company is seeking authorization to amend its Existing Certificate to, among other things, (i) provide for the New Common Stock as the only class of common stock of the Company and the New Preferred Stock having terms described above (comprised of Series A-1, Series A-2 and Series A-3), (ii) provide for an increase in the total number of shares of capital stock the Company is authorized to issue from 27,200,002 to 108,000,000 and an increase in the number of shares of authorized common stock from 19,200,002 to 100,000,000, (iii) eliminate classes of directors, (iv) provide that the New Common Stock and New Preferred Stock will vote together as a class for directors and on other matters, except where a separate class vote is required by law, (v) provide for the conversion of the Company's outstanding shares of Class B-l Common Stock and Class B-2 Common Stock into an equal number of shares of New Common Stock and for the conversion of the Company's outstanding shares of Class C-1 Common Stock into a number of shares of New Common Stock in accordance with the conversion formula set forth above, effective upon the consummation of the Proposed Public Offering, (vi) eliminate the Class C-R Common Stock and Class J Common Stock, the outstanding shares of which will be repurchased for $0.01 per share and canceled upon consummation of the Proposed Public Offering; (vii) provide for the conversion of the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock into Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively, effective upon consummation of the Proposed Public Offering and
(viii) make certain other changes, as set forth on Exhibit A hereto. See "AMENDMENTS TO THE COMPANY'S THIRD RESTATED CERTIFICATE OF INCORPORATION."

     7.   Amendment of the Company's Second Amended and Restated By-Laws.  As
          --------------------------------------------------------------
part of the Recapitalization, the Company is seeking authorization to amend its Existing By-Laws as set forth on Exhibit C hereto to, among other things, eliminate provision requiring stockholder approval by class or supermajority vote and make certain other changes. See "AMENDMENTS TO THE COMPANY'S SECOND AMENDED AND RESTATED BY-LAWS."

     8.   Termination of Stockholders' Agreement.  As part of the
          --------------------------------------
Recapitalization, the Company is seeking authorization to terminate the Stockholders' Agreement. Such termination is conditioned upon consummation of the Proposed Public Offering and will not be effective if the Proposed Public Offering is not consummated. See "TERMINATION OF STOCKHOLDERS' AGREEMENT."

     The following discussion summarizes each component of the Recapitalization proposal set forth above. This summary is not intended to be complete and is subject to, and qualified in its entirety by, the proposed Fourth Restated Certificate of Incorporation (the "New Certificate") and Third Amended and Restated By-Laws (the "New By-Laws"), copies of which are attached hereto as Exhibits A and C, respectively. Copies of the current Third

Restated Certificate of Incorporation and Second Amended and Restated By-Laws of the Company are attached hereto as Exhibits B and D, respectively.


                            PROPOSED PUBLIC OFFERING


PROPOSED PUBLIC OFFERING

     As part of the Recapitalization, the Company is seeking authorization to issue a number of shares of a new class of common stock, par value $.01 per share ("New Common Stock"), not to exceed 5,000,000 shares, which the Company intends to issue pursuant to an underwritten public offering registered with the Securities and Exchange Commission. As used herein, the term "Proposed Public Offering" means an underwritten public offering of New Common Stock for not less than $18.75 per share which is consummated on or before March 31, 1997 and which generates gross proceeds to the Company of at least $75 million and results in either the listing of such New Common Stock on the New York Stock Exchange or the approval for quotation of such shares of New Common Stock on the National Association of Securities Dealers Automated Quotation System.

     The Company intends to use substantially all of the net proceeds to the Company from the Proposed Public Offering to reduce the Company's senior secured debt, of which approximately $150 million is outstanding as of August 31, 1996 and of which $129.7 million is expected to be outstanding as of November 30, 1996 (the "Senior Secured Debt"), and to reduce the Company's senior subordinated debt, of which approximately $70.6 million is outstanding as of August 31, 1996 (the "Senior Subordinated Debt"). The successful completion of the Recapitalization and the Proposed Public Offering with $75 million in gross proceeds, together with principal payments of $20.3 million anticipated to be made between August 31, 1996 and the consummation of the Proposed Public Offering, will result in a reduction in the Company's Senior Secured Debt from approximately $150 million to approximately $61 million. Total indebtedness following the Proposed Public Offering and certain anticipated payments is estimated to be reduced from $268.9 million as of August 31, 1996 to approximately $179 million. The reduction of the Senior Secured Debt (after taking into account the elimination of the deferred interest component applicable thereto) will result in a savings in interest costs to the Company of approximately $5.1 million per year. The 2.5% quarterly dividend on the New Preferred Stock will result in a cost of approximately $4 million per year and the increase in the interest rate on the Senior Subordinated Debt will result in an increase in interest costs to the Company of approximately $700,000 per year.


CAPITALIZATION

     The following table sets forth the consolidated capitalization of the Company (a) at August 31, 1996 and (b) as adjusted to reflect the sale of 4,000,000 shares of New Common Stock offered pursuant to the Proposed Public Offering (which may or may not be the actual number of shares sold) at a public offering price of $18.75 per share (which may or may not be the actual offering price) and the use of the net proceeds of such sale to make anticipated debt repayments.

                                                                                 As Adjusted for
                                                                  Actual        Recapitalization
                                                                  ------        ----------------
Senior Secured Term Loan (including accrued deferred            $134,998,000/1/    $ 61,000,000
interest)

- ------------------------
/1/ The Company anticipates that during the period from August 31, 1996 through November 30, 1996 it will repay approximately $5.3 million of the Senior Secured Term Loan, $15 million of the Senior Secured Revolving Credit Facility and $2.7 million of the Acquisition Indebtedness. The Company also anticipates that the outstanding balance on the Subordinated Term Loan will increase by approximately $1.35 million during such period as a result of the addition of deferred interest to principal.

Senior Secured Revolving Credit Facility                          15,000,000/1/               0

Acquisition Indebtedness                                          37,634,000/1/      34,906,000

Mortgage Loan - Warehoused Property                                7,470,000          7,470,000

Subordinated Term Loan                                            70,585,000         71,938,000

Other Long-term Indebtedness                                       3,262,000          3,242,000

     Total Indebtedness                                        $ 268,949,000      $ 178,556,000
                                                               =============      =============
Common Stock, $0.01 par value; 19,200,002                             95,291                  0
    authorized prior to Recapitalization;
    9,943,830 outstanding

New Common Stock, $0.01 par value; 100,000,000                             0            127,172
    authorized after Recapitalization; 12,717,161
     outstanding as adjusted/2/

Preferred Stock, $0.01 par value; 8,000,000 authorized;               40,000                  0
    4,000,000 outstanding

New Preferred Stock, $0.01 par value; 8,000,000                            0             40,000
    authorized; 4,000,000 outstanding as adjusted

Paid-in Capital                                                  111,993,000        186,953,000

Retained Earnings (Deficit)                                     (257,000,000)      (248,000,000)
                                                               -------------      -------------

    Total Equity (Deficit)                                     $(144,871,709)     $  60,879,838
                                                               =============      =============

- ------------------------
/2/ Assumes that no shares of New Preferred Stock are converted at the time of consummation of the Proposed Public Offering.

SENIOR SECURED DEBT REPAYMENT AND AMENDMENTS

     The Company will use substantially all of the proceeds from the Proposed Public Offering to pay down existing Senior Secured Debt, of which approximately $150 million is outstanding as of August 31, 1996. The Senior Secured Debt consists of the Senior Secured Term Loan and borrowings under the Senior Secured Revolving Credit Facility. Subject to the consummation of the Proposed Public Offering and the use of proceeds therefrom to repay a portion of the Senior Secured Debt, the senior secured lenders have agreed to amend the terms of the senior secured credit agreement as described below. The prepayment of the Senior Secured Debt will not occur, and the amendments to the terms of the senior credit agreement described below will not be effective, if the Recapitalization is not approved or the Proposed Public Offering is not consummated.

     In the event the Recapitalization is approved and the Proposed Public Offering is consummated, the Senior Secured Debt remaining outstanding after the Proposed Public Offering will bear interest at a rate of LIBOR (as hereinafter defined) plus 2.5%, all of which interest will be payable currently. "LIBOR" means a rate determined on the basis of offered rates for deposits in dollars for comparable time periods in the London interbank market. The terms of the Senior Secured Debt as currently in effect also provide for interest at the rate of LIBOR plus 2.5%; however, 1.5% is deferred and not payable until maturity. The Senior Secured Debt will also be amended in the event the Recapitalization is approved and the Proposed Public Offering is consummated to provide for a final maturity date of December 31, 2001, compared to March 31, 1999 as currently provided. The terms of the Senior Secured Debt will also be amended to provide for quarterly repayments of approximately $2.625 million to amortize the Senior Secured Debt, with a final payment of $13.1 million on December 31, 2001. This compares to required quarterly payments under the Senior Secured Debt as currently in effect of $2.25 million through March 31, 1997 and $2.75 million thereafter plus approximately one-half of the Company's excess cash flow ($10.8 million for 1995).

     Indebtedness under the Senior Secured Revolving Credit Facility, with maximum available borrowings of $30 million through December 31, 1997 and $20 million thereafter, will also bear interest at a rate of LIBOR plus 2.5%. Of the $30 million, $20 million will have a final maturity of December 31, 2001 in the event the Recapitalization is approved and the Proposed Public Offering is consummated, and $10 million will have a final maturity date of December 31, 1997. However, amounts borrowed under the Senior Secured Revolving Credit Facility must be paid off in full for at least 30 consecutive days in each fiscal year commencing with 1997.

     In connection with the Recapitalization, subject to the consummation of the Proposed Public Offering, the terms of the Senior Secured Debt will also be amended to eliminate or modify many of the existing restrictive covenants.
Among other things, these covenants restrict the ability of the Company and its subsidiaries to incur additional indebtedness, prepay indebtedness, incur liens, pay dividends, make loans, advances and other investments, and engage in transactions with affiliates.


SENIOR SUBORDINATED DEBT AMENDMENTS

     The terms of the Company's Senior Subordinated Debt, of which approximately $70.6 million is outstanding as of August 31, 1996, will also be amended in connection with the Proposed Public Offering. From January 1, 1997 through December 31, 1998, the Senior Subordinated Debt will bear interest at a rate of LIBOR plus 1.25%, all of which interest will be payable currently. The interest rate will increase to LIBOR plus 2.0% during 1999, LIBOR plus 3.0% during 2000 and LIBOR plus 4.0% during 2001 and subsequent periods. Interest in excess of LIBOR plus 1.25% would be deferred and added to principal of the Senior Subordinated Debt until the final maturity of the Senior Subordinated Debt. The existing rate of interest on the Senior Subordinated Debt is LIBOR plus .25%, and the payment of all interest is deferred until payment in full of the Senior Secured Debt, at which time the deferred interest is payable in full and interest becomes payable currently. The existing interest rate and the deferral of interest provisions will continue to be applicable to the Senior Subordinated Debt until January 1, 1997. The Senior Subordinated Debt will also be amended upon the approval of the Recapitalization and consummation of the Proposed Public Offering to provide for a final maturity date of July 23, 2002, compared to July 23, 2001 as currently provided, and there will continue to be no required repayments prior to maturity. However, if gross proceeds from the Proposed Public Offering exceed $75 million, then one-half of any additional net proceeds will be used to prepay accrued deferred interest (approximately $10 million) on the Senior Subordinated Debt.

     Subject to approval of the Recapitalization and consummation of the Proposed Public Offering, the terms of the Senior Subordinated Debt will also be amended to eliminate or modify certain existing restrictive covenants which restrict the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness, create senior debt, pay dividends and engage in transactions with affiliates.

     The foregoing amendments will not be effective unless the Recapitalization is approved and the Proposed Public Offering is consummated.

PRELIMINARY TERMS OF THE PROPOSED PUBLIC OFFERING

     Whether or not the Proposed Public Offering occurs depends upon a number of factors, including market conditions at the time the Securities and Exchange Commission has completed its review of the registration statement in connection with any such offering. A final decision as to the Proposed Public Offering will be made by the Company and the investment banking firms which act as representatives of the underwriters (the "Representatives of the Underwriters") at that time. As a result, there can be no assurance that the Proposed Public Offering will be consummated, even if the Recapitalization is approved. Each component of the Recapitalization is subject to the consummation of the Proposed Public Offering. Accordingly, if the Proposed Public Offering is not consummated, the Recapitalization will not be effective.

     The Company currently contemplates that the Proposed Public Offering will not exceed 4,000,000 shares of New Common Stock, all of which will be for the account of the Company, but under some circumstances (such as a price to the public substantially in excess of $18.75 per share) the Company would consider increasing the number of shares up to 5,000,000. The price to the public will not be less than $18.75 per share. Such price may be higher, depending upon market conditions at the time of the Proposed Public Offering, but the Proposed Public Offering will not proceed if the price to the public would be lower or if the number of shares offered is not or cannot be increased so that the gross proceeds to be received by the Company in the Proposed Public Offering are at least $75 million.

     Subject to the advice of counsel and indications of interest from the several underwriters of the Proposed Public Offering, the Representatives of the Underwriters have indicated a desire to market the shares included in the Proposed Public Offering on a nationwide basis. The Representatives of the Underwriters have informed the Company that certain existing shareholders (including all members of senior management, all Class B-1 stockholders and all Preferred Stockholders) will have to agree to restrict sales of all the Company's securities which they hold or own during a lockup period (which is expected to be at least the 180-day period following the date the New Common Stock is released for sale to the public in connection with the Proposed Public Offering.)

                          THE PROPOSED PUBLIC OFFERING
                  WILL ONLY BE MADE BY MEANS OF A PROSPECTUS.


ADVANTAGES AND DISADVANTAGES OF BEING A PUBLICLY TRADED COMPANY

     There are several advantages to being a publicly-traded company, which include the following:

     .    Stronger Financial Base.  The Proposed Public Offering may provide
          -----------------------
          substantial permanent capital to meet the Company's immediate and long term objectives. As set forth above, the Company currently expects to use substantially all the proceeds from the Proposed Public Offering to reduce the Company's long-term debt and in connection therewith eliminate and modify various restrictive covenants imposed by such debt. This will increase the Company's ability to pursue its business strategy to expand its existing business, engage in new businesses and pursue acquisition opportunities.

     .    Better Financing Prospects.  Equity raised in the Proposed Public
          --------------------------
          Offering may also facilitate subsequent efforts to borrow capital for growth and acquisitions, and the successful performance of the Company's stock may enable it to return to the public market to raise additional equity capital.

     .    Stronger Position for Acquisitions.  By having its shares publicly
          ----------------------------------
          traded, the Company may be able to acquire other companies for shares of its stock in lieu of cash. In many cases, a stock transaction may be advantageous to prospective sellers from a tax perspective and to the Company from a liquidity and financial reporting perspective.

     .    Liquidity.  If the Company's shares are publicly-traded and
          ---------
          successfully listed on a national securities exchange, existing owners will gain liquidity (subject to securities law and market value limitations) as well as a tangible measure of the value of their investment.

     .    Wide Range of Compensation.  Incentive-based compensation through the
          --------------------------
          use of publicly-traded stock and stock options and other securities-related compensation plans can also improve the Company's ability to attract and retain key personnel.

     Several disadvantages may exist following the Proposed Public Offering. Management of the Company may be under pressure to maintain a steady growth in earnings following a public offering and the potential impact on stock market price may become a part of the decision making process in one or more areas of the Company's business.


             ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS B-1
                    COMMON STOCK AND CLASS B-2 COMMON STOCK

AUTOMATIC CONVERSION OF CLASS B-1 COMMON STOCK AND CLASS B-2 COMMON STOCK INTO NEW COMMON STOCK

     As part of the Recapitalization and upon consummation of the Proposed Public Offering, the Company is seeking authorization to issue to the holders of the Company's Class B-l Common Stock and Class B-2 Common Stock one share of New Common Stock for each share of Class B-1 or Class B-2 Common Stock. The New Common Stock will replace the Company's Class B-1 Common Stock and Class B-2 Common Stock. The issuance of the New Common Stock is conditioned upon consummation of the Proposed Public Offering, so that if the Proposed Public Offering is not consummated, New Common Stock will not be exchanged for the Class B-1 Common Stock and Class B-2 Common Stock.

     As of August 31, 1996, there were 1,854,106 shares of Class B-1 Common Stock issued and outstanding and 6,489,722 shares of Class B-2 Common Stock issued and outstanding, or a total of 8,343,828 shares of Class B-1 and Class B-2 Common Stock. Following the Recapitalization and upon consummation of the Proposed Public Offering, the Class B-1 and Class B-2 Common Stock will cease to exist as classes of authorized capital stock of the Company and, assuming a total of 4,000,000 shares of New Common Stock are sold pursuant to the Proposed Public Offering at a price of $18.75 per share, the former holders of Class B-1 and Class B-2 Common Stock will hold 8,343,828 shares of a total of 12,717,188 shares of New Common Stock issued and outstanding.

     At August 31, 1996 there were outstanding stock options held by employees and other service providers exercisable for 976,607 shares of Common Stock (options for 940,000 shares were exercisable at $10.00 per share and options for 36,607 shares granted in lieu of fees of $262,500 were exercisable at prices ranging from $0.04 to $0.44 per share). If all options were exercised the Company would receive cash proceeds of $9.7 million and an additional 976,607 shares of New Common Stock would be outstanding.

     Since 1989 shares of Class B-2 Common Stock have been issued to employees in connection with various compensation programs of CB Commercial. In most but not all cases, these shares are subject to forfeiture if the employee does not pay all withholding taxes on the shares issued to him or her before his or her employment with

CB Commercial terminates. All shares of New Common Stock received in exchange for shares of Class B-2 Common Stock which are subject to forfeiture will also be subject to forfeiture unless all applicable taxes are paid prior to termination of the holder's employment. In addition, a number of shares issued pursuant to various compensation programs of CB Commercial are subject to vesting requirements which will cause the employee to forfeit the shares if his or her employment terminates before the vesting requirements are met. All such vesting requirements will apply to any shares of New Common Stock issued for shares of Class B-2 Common Stock which are subject to such requirements.

DESCRIPTION OF CLASS B-1 COMMON STOCK, CLASS B-2 COMMON STOCK AND NEW COMMON
STOCK

     For a description of the rights and privileges of the Company's Class B-1 Common Stock and Class B-2 Common Stock, see "DESCRIPTION OF EXISTING CAPITAL STOCK" below. For a description of the rights and privileges of the New Common Stock to be issued upon conversion of the Class B-1 Common Stock and Class B-2 Common Stock, see "DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL OF THE RECAPITALIZATION" below.


     ISSUANCE OF NEW PREFERRED STOCK TO HOLDERS OF EXISTING PREFERRED STOCK
                       AND CONVERSION OF PREFERRED STOCK

PREFERENCE DIVIDEND

     Under the Existing Certificate, the Preferred Stock is entitled to an annual preference dividend at an annual rate of 10%, or $1.00 per share. See "DESCRIPTION OF EXISTING CAPITAL STOCK - Dividends" below. In connection with the restructuring of the Company's Senior Secured Debt and Senior Subordinated Debt in 1991, the holders of the Preferred Stock agreed to waive their rights to dividends until such debt was paid in full. As part of the Recapitalization and subject to consummation of the Proposed Public Offering, the waiver agreement will be terminated as of October 1, 1996 and each share of the outstanding Series A-1, Series A-2 and Series A-3 existing Preferred Stock will be automatically converted into a share of Series A-1, Series A-2 and Series A-3 New Preferred Stock, respectively. The New Preferred Stock will have a 2.5% quarterly preference dividend effective October 1, 1996 (the "Preference Dividend"), which dividends shall cumulate. If any Preference Dividend is not paid within one year after the end of the quarter to which it relates, then unless such Preference Dividend was not paid because of restrictions under Delaware law, the Company will pay interest thereon retroactive to the last day of such quarter at the Applicable Interest Rate. The "Applicable Interest Rate" is an annual rate of interest equal to either the fixed rate of 8% or a floating rate equal to six-month LIBOR plus 2.5% as irrevocably elected by each holder of Existing Preferred Stock. Holders of 3,000,000 shares of the Existing Preferred Stock have elected the 8% rate and the holder of the remaining shares of Existing Preferred Stock elected the LIBOR option. Upon consummation of the Proposed Public Offering, the accrual of the Preference Dividend will be retroactive to October 1, 1996.

     The Preference Dividend will be provided by an amendment to the Existing Certificate. See "AMENDMENTS TO THE COMPANY'S THIRD RESTATED CERTIFICATE OF INCORPORATION - Series A-1, A-2 and A-3 New Preferred Stock." The Existing Certificate will be amended to provide that the holders of New Preferred Stock are entitled to the Preference Dividend payable out of funds legally available therefor in cash within one year after the end of the quarter to which it relates.

     If applicable law restricts or prohibits the declaration or payment of any dividend, no dividend will be paid and no interest will accrue or be paid. Pursuant to the Delaware General Corporation Law (the "DGCL"), the board of directors of a corporation may declare and pay dividends either out of its surplus or, in case there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If any credit agreement restricts or prohibits the payment of a dividend, then to the extent of the restriction or prohibition no dividend will be paid but if the non-payment continues for more than one year, interest compounded quarterly will be payable retroactively from the last day of the quarter to which the dividend relates. The Company has agreed that it will not enter in to any new contractual arrangements that limits or prohibits the accrual of the Preference Dividend or that limits or prohibits the accrual or payment of interest on any unpaid Preference Dividend.

     As proposed to be amended, the Senior Secured Credit Agreement and the Subordinated Credit Agreement will permit the payment of the Preference Dividend on the New Preferred Stock so long as the Company is not in default under those agreements, provided that the total amount of such Preference Dividend does not exceed 50% of the Company's cumulative net income determined on a consolidated basis.

     The Existing Certificate will also be amended to provide that the Company will not voluntarily prepay any outstanding indebtedness pursuant to the Senior Secured Credit Agreement, the Subordinated Credit Agreement or any other indebtedness for borrowed money unless the Company has paid all unpaid accrued dividends and accrued interest thereon, if any, to the holders of New Preferred Stock. In addition, the Existing Certificate will be amended to provide that no dividend will accrue or be paid on the New Common Stock while there are any unpaid dividends on the New Preferred Stock.

     The issuance of the New Preferred Stock, which is entitled to the Preference Dividend, is conditioned upon consummation of the Proposed Public Offering, so that if the Recapitalization is approved but the Proposed Public Offering is not consummated, the New Preferred Stock will not be issued, the foregoing provisions with respect to the Preference Dividend will not be effective and the waiver agreement will not be terminated.


CONVERSION OF NEW PREFERRED STOCK

     As part of the Recapitalization, the Existing Certificate will also be amended to provide that the New Preferred Stock is convertible into shares of New Common Stock at any time after consummation of the Proposed Public Offering at the option of the holders thereof at a ratio ranging from .60 to .78 shares of New Common Stock for each share of New Preferred Stock, depending on the Market Price (as defined below) of the New Common Stock at the time of conversion, as follows:


                                                Number of Shares of New
                    "Market Price" of           New Common Stock for Each
                    New Common Stock            Share of New Preferred Stock
                    -----------------           ----------------------------
                      under $10.00              No conversion permitted
                    $10.00 - $21.99                       0.78
                     22.00 -  22.99                       0.76
                     23.00 -  23.99                       0.74
                     24.00 -  24.99                       0.72
                     25.00 -  25.99                       0.70
                     26.00 -  26.99                       0.68
                     27.00 -  27.99                       0.66
                     28.00 -  28.99                       0.64
                     29.00 -  29.99                       0.62
                     30.00 or more                        0.60

The term "Market Price" means (i) during the first 20 consecutive days in which the New Common Stock is traded after the Proposed Public Offering, the price at which the New Common Stock was offered to the public in the Proposed Public Offering, and (ii) thereafter, the average closing price for a share of New Common Stock as reported by the Wall Street Journal (West Coast Edition) for any
                                -------------------
20 consecutive day period (ignoring for purposes of consecutiveness days on which the market or stock exchange on which such stock trades is not open).

     In connection with the Recapitalization, each holder of the Company's Existing Preferred Stock has agreed with the Company that, if during the 12 months following the Proposed Public Offering such holder sells shares of New Common Stock acquired upon the conversion of New Preferred Stock at a price less than the price at which New Common Stock is offered to the public in the Proposed Public Offering, the holder will comply with the volume limitations set forth in Rule 144 of the Securities Act of 1933, as amended. In general, under the volume limitations of Rule 144 as currently in effect, the holders of New Preferred Stock would be entitled within any three-month period to sell a number of shares that does not exceed the greater of 1% of the then outstanding shares of New Common Stock (approximately 13,000,000 shares immediately after completion of the Proposed Public Offering, assuming that 4,000,000 shares are issued in the Proposed Public Offering at a price of $18.75 per share). The agreement with the holders of the Company's New Preferred Stock does not require compliance with the Rule 144 volume limitations for sales that are made pursuant to one or more block trades that do not involve brokers' transactions executed on any exchange or in the over-the-counter market. For so long as any holder of New Preferred Stock is subject to the volume limitation rules of Rule 144 (either contractually or as a matter of law) the Company has agreed, subject to various conditions, to permit such holder to include its shares of New Common Stock acquired upon conversion of the New Preferred Stock in any appropriate registration statement that the Company files with the Securities Exchange Commission.

     The conversion provisions relating to the New Preferred Stock will be effected by an amendment to the Existing Certificate. See "AMENDMENTS TO THE COMPANY'S THIRD RESTATED CERTIFICATE OF INCORPORATION - Series A-1, A-2 and A-3 New Preferred Stock."

     The conversion of all of the 4,000,000 outstanding shares of New Preferred Stock would result in the issuance of an additional 2,400,000 to 3,120,000 shares of New Common Stock. Any such conversion will not affect the timing of the payment of previously accrued Preference Dividends on the New Preferred Stock.

     The issuance of the New Preferred Stock, which will be convertible into New Common Stock as described above, is conditioned upon the consummation of the Proposed Public Offering, so that if the Recapitalization is approved but the Proposed Public Offering is not consummated, the New Preferred Stock will not be issued and the foregoing provisions with respect to conversion will not be effective.


DESCRIPTION OF EXISTING PREFERRED STOCK, NEW PREFERRED STOCK AND NEW COMMON
STOCK

     For a description of the rights, preferences and privileges of the Company's Series A-1, Series A-2 and Series A-3 Preferred Stock, see "DESCRIPTION OF EXISTING CAPITAL STOCK" below. For a description of the rights, preferences and privileges of the New Preferred Stock after approval of the Recapitalization and consummation of the Proposed Public Offering, see "DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL OF THE RECAPITALIZATION - New Preferred Stock" below. For a description of the rights and privileges of the New Common Stock into which the New Preferred Stock will be convertible, see "DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL OF THE RECAPITALIZATION AND CONSUMMATION OF PROPOSED PUBLIC OFFERING - New Common Stock" below.


       ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS C-1 COMMON STOCK


AUTOMATIC CONVERSION OF CLASS C-1 COMMON STOCK INTO NEW COMMON STOCK

     As part of the Recapitalization and upon consummation of the Proposed Public Offering, the Company is seeking authorization to issue to the holders of the Company's C-1 Common Stock a number of shares of New Common Stock equal to the number of shares of Class C-1 Common Stock held by such holders multiplied by the C-1 Conversion Rate. The C-1 Conversion Rate is equal to (i) the price at which the New Common Stock is offered to the public in the Proposed Public Offering minus $10.00, divided by (ii) the price at which the New Common Stock is offered to the public in the Proposed Public Offering. The New Common Stock will replace the Company's Class C-1 Common Stock. The minimum number of shares of New Common Stock issuable upon the conversion of the Class C-1 Common Stock is 373,333, which is the number of shares issuable if the price to the public in the Proposed Public Offering is $18.75 per share.

     As of August 31, 1996, there were 800,000 shares of Class C-1 Common Stock issued and outstanding. The Class C-1 Common Stock was issued in connection with the Acquisition to Carlyle and Mr. Malek and in recognition of their efforts in structuring and consummating the Acquisition. The shares of Class C-l Common Stock are non-voting (other than as required by law) and are entitled to payments upon liquidation of the Company only to the extent of their par value of $.01 per share and to the extent other classes of common stock receive in excess of $10.00 per share but participate fully in all dividends declared on the Company's common stock.

     Following the Recapitalization and upon consummation of the Proposed Public Offering, the Class C-1 Common Stock will cease to exist as a class of authorized capital stock of the Company.

     The issuance of the New Common Stock is conditioned upon consummation of the Proposed Public Offering, so that if the Proposed Public Offering is not consummated, the Class C-1 Common Stock will not be converted into New Common Stock.


DESCRIPTION OF CLASS C-1 COMMON STOCK AND NEW COMMON STOCK

     For a description of the rights and privileges of the Class C-1 Common Stock, see "DESCRIPTION OF CAPITAL STOCK BEFORE THE RECAPITALIZATION", and for a description of the rights and privileges of the New Common Stock into which shares of Class C-1 Common Stock will automatically convert, see "DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL OF THE RECAPITALIZATION AND CONSUMMATION OF THE PROPOSED PUBLIC OFFERING - New Common Stock" below.

          PURCHASE OF CLASS C-R COMMON STOCK AND CLASS J COMMON STOCK

     Holders of the Company's outstanding shares of Class C-R Common Stock (800,000 shares outstanding) and Class J Common Stock (2 shares outstanding) have agreed to sell their shares to the Company for $0.01 per share. Under the terms of the Existing Certificate and the Existing By-Laws, neither the Class C-R Common Stock nor the Class J Common Stock has any voting rights (except as required by law) and for each share of Class B-2 Common Stock issued upon the exercise of an employee stock option, one outstanding share of Class C-R Common Stock is subject to repurchase for $0.01 at the election of the Board of Directors.

     Following the Recapitalization and upon consummation of the Proposed Public Offering, the Class C-R and the Class J Common Stock will cease to exist as a class of authorized capital stock of the Company.

     The repurchase of the Class C-R Common Stock and the Class J Common Stock, and the elimination of the Class C-R Common Stock and Class J Common Stock, is conditioned upon consummation of the Proposed Public Offering, so that if the Proposed Public Offering is not consummated, the repurchase and elimination of the Class C-R Common Stock and Class J Common Stock will not occur.


                       AMENDMENTS TO THE COMPANY'S THIRD
                     RESTATED CERTIFICATE OF INCORPORATION

     As part of the Recapitalization, the Company is also soliciting the approval of its stockholders to amend the Existing Certificate. Set forth below is a summary of the proposed amendments to the Existing Certificate (the "Certificate Amendments"), and such summary is qualified in its entirety by reference to the full text of the proposed Fourth Restated Certificate of Incorporation, as set forth on Exhibit A hereto (the "New Certificate"). Approval of the Certificate Amendments is required to effect the Recapitalization.

     Upon approval of the Recapitalization, the New Certificate will be adopted and, upon consummation of the Proposed Public Offering, each of the Certificate Amendments will become effective. Each of the Proposed Amendments is conditioned upon consummation of the Proposed Public Offering, so that even if the Recapitalization is approved but the Proposed Public Offering does not occur, the Certificate Amendments will not become effective and the Company will continue to be governed by provisions identical to those contained in the Existing Certificate.


INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     As part of the Recapitalization, the stockholders will be requested to approve amending the Existing Certificate to increase the total number of shares of capital stock which the Company is authorized to issue from 27,200,002 to 108,000,000 and to increase the number of shares of Common Stock (which will be comprised solely of New Common Stock after consummation of the Proposed Public Offering) which the Company is authorized to issue from 19,200,002 to 100,000,000.

     The Existing Certificate provides that the Company is authorized to issue a total of 27,200,002 shares of capital stock, par value $0.01 per share, of which 8,000,000 shares are authorized preferred stock (4,000,000 of which compromise the Existing Preferred Stock) and 19,200,002 shares are authorized Common Stock.

     Of the 19,200,002 shares of common stock presently authorized, as of August 31, 1996 there were 9,943,830 shares issued and outstanding and, in addition, approximately 1,600,000 shares were reserved for issuance pursuant to the Company's option plans and agreements. See "DESCRIPTION OF EXISTING CAPITAL STOCK." Accordingly, as of August 31, 1996 there were 7,656,172 shares of common stock which were not issued or reserved for issuance. If the Recapitalization is approved and 4,000,000 shares of New Common Stock are issued in the Proposed Public Offering at $18.75 each, and if all shares of the New Common Stock into which shares of the Company's New Preferred Stock will be converted are issued, there will be in excess of 82,000,000 shares of New Common Stock authorized for issuance which are not issued or reserved for issuance. Such shares may be issued without any further approval of the Company's stockholders.

     In addition to being necessary to consummate the Recapitalization, the purpose of an increase in the number of authorized shares of the Company's Common Stock is to enable the Company in the future to raise capital, make acquisitions through the issuance of New Common Stock and/or debt securities which are convertible into New Common Stock or permit future issuances of New Common Stock under the Company's employee benefit plans. The Company is engaged in an ongoing evaluation of potential acquisitions. Future acquisitions by the Company may result in potentially dilutive issuances of equity securities, increased interest and amortization expense or decreased income from operations, which could have a negative impact on the Company's financial results.

     In the event the Recapitalization is approved and the Proposed Public Offering occurs, no further action or authorization by the stockholders would be necessary prior to the issuance of additional shares of capital stock, except as may be required for the particular transaction by applicable law or regulatory agencies, or by the rules of the stock exchange on which the Company' s securities may then be listed. In addition, stockholder approval is required for approval of certain employee benefit plans of the Company pursuant to which New Common Stock may be issued to the Company's officers and directors.

SERIES A-1, A-2 AND A-3 NEW PREFERRED STOCK

     As part of the Recapitalization and subject to consummation of the Proposed Public Offering, the Existing Certificate will be amended to provide for the automatic conversion of the Company's outstanding shares of Series A-1, Series A-2 and Series A-3 existing Preferred Stock into an equal number of shares of Series A-1, Series A-2 and Series A-3 New Preferred Stock.

     The New Preferred Stock will be entitled to Preference Dividend Preferred Stock as described above. In addition, the New Preferred Stock will be convertible into shares of New Common Stock at any time on or after the date of consummation of the Proposed Public Offering at the option of the holder at a ratio ranging from .60 to .78 shares of New Common Stock for each share of New Preferred Stock, depending on the Market Price (as defined) of the New Common Stock at the time of conversion. See "ISSUANCE OF NEW PREFERRED STOCK TO HOLDERS OF EXISTING PREFERRED STOCK AND CONVERSION OF PREFERRED STOCK."

     The Series A-1, Series A-2 and Series A-3 New Preferred Stock will have the same voting rights as the existing Series A-1, A-2 and A-3 Existing Preferred Stock, respectively, except that, other than as required by law, there will be right to vote as a separate class, i.e., the New Preferred Stock which is entitled to vote will vote on all matters as part of a single class which includes all other voting securities of the Company.

     The right of the holders of the New Preferred Stock to receive dividends and amounts upon any Liquidation (as defined in the Existing Certificate) of the Company will be substantially the same as under the Existing Certificate. No dividends may be paid at any time on any other class of preferred stock or common stock unless all Preference Dividends accumulated on the New Preferred Stock have been paid in full. Any dividends other than the Preference Dividend must be allocated with respect to each share of Series A-l, A-2 and A-3 New Preferred Stock at a rate equal to 60% of the dividend amount attributable to each share of New Common Stock. Upon liquidation of the Company, after payment of all accumulated Preference Dividends, to the extent any assets of the Company remain available for distribution to the stockholders of the Company, the holders of Series A-l, A-2 and A-3 New Preferred Stock and the New Common Stock will be entitled, on a pari passu basis, to receive $10.00 per share, reduced by
                       ---- -----
any prior payments (not including accumulated Preference Dividends) to such holder in connection with such a liquidation. After payment by the Company of such amounts, any holder of a share of Series A-l, A-2 and A-3 New Preferred Stock will be entitled to receive from the assets of the Company available for distribution to its stockholders, if any, 60% of the amount payable on each share of Common Stock, except in certain circumstances.


AUTOMATIC CONVERSION OF CLASS B-1 COMMON STOCK, CLASS B-2 COMMON STOCK AND CLASS C-1 COMMON STOCK INTO NEW COMMON STOCK

     As part of the Recapitalization, the Existing Certificate will be amended to provide for the automatic conversion of the Company's outstanding shares of Class B-l Common Stock and Class B-2 Common Stock into an equal number of shares of New Common Stock, and for the automatic conversion of shares of Class C-1 Common Stock into a number of shares of New Common Stock in accordance with the C-1 Conversion Ratio, in each case effective upon the consummation of the Proposed Public Offering. See "ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS B-1 COMMON STOCK AND CLASS B-2 COMMON STOCK" and "ISSUANCE OF NEW COMMON STOCK TO HOLDERS OF CLASS C-1 COMMON STOCK."


ELIMINATION OF CLASS VOTING PROVISIONS

     The Certificate Amendments will (i) eliminate classes of directors and (ii) provide that all voting securities (New Common Stock and the Series A-l and A-2 New Preferred Stock) will vote together as a class for directors and on other matters, except where a separate class vote is required by law. The Certificate Amendments will also eliminate the rights of the various classes of the Company's stock to elect specified numbers of directors and other provisions relating to classes of directors (including the requirement that the seven Class M Directors be employees of the Company). Under the Existing Certificate, the holders of the Company's Series A-1 and A-2 Preferred Stock are entitled to elect five directors, the holders of the Company's Class B-1 Common Stock are entitled to elect two directors, the holders of the Company's Class B-2 Common Stock are entitled to elect seven directors and the holders of all such shares voting as a single class are entitled to elect three directors until the date on which the outstanding shares of Class B-2 Common Stock represent a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote in the election of directors. Thereafter, directors are no longer elected by separate stockholder class, but instead directors must be elected by the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock voting together as a single class using cumulative voting. Under cumulative voting, a stockholder is entitled to cast a total number of votes equal to the number of shares the stockholder owns multiplied by the number of directors, and to cast such votes in favor of one or more directors. At August 31, 1996, the Class B-2 Common Stock represented 52.6% of such voting power. Accordingly, in the future, whether or not the Recapitalization is effected, all directors will be of a single class and will be elected by all stockholders entitled to vote, voting as a single class. Under the New Certificate, however, cumulative voting will not be permitted for the election of directors or otherwise which means that a majority of the shares voting at any meeting at which a quorum is present can elect all of the directors.

     The New Certificate will not provide for any class voting except as required by law and except with respect to any changes in any of the rights, preferences or privileges of the preferred stock (for which a majority of the holders of all series of preferred stock voting as a single class is required). The DGCL generally provides that the holders of outstanding shares of a class of stock are entitled to vote as a class on a proposed amendment to the certificate of incorporation if the amendment increases or decreases the aggregate number of authorized shares of such class, increases or decreases the par value of the shares of such class or adversely alters or changes the powers, preferences or special rights of the shares of such class. If the Recapitalization is approved and the New Certificate is adopted, the Company would be required to obtain the approval of the holders of a majority of its voting shares only as required by Delaware law. Under the DGCL, majority stockholder approval would be required to amend the Certificate of Incorporation, for the sale, lease or exchange of all or substantially all of the Company's property and assets and for certain types of mergers in which the Company would not be the surviving corporation. Other actions, including any future public offering, would not require stockholder approval, although approval by the Company's Board of Directors generally would be required.

     The Existing Certificate provides that the Company may indemnify all persons whom it may indemnify under the DGCL. The New Certificate generally reflects the provisions of the DGCL by providing that the Company must indemnify any person who is made a party to a legal proceeding by reason of the fact that he is a director or officer or serving at the request of the corporation as an agent against all liability reasonably incurred by such person, other than proceedings initiated by such person.


                             AMENDMENTS TO BY-LAWS

     As part of the Recapitalization, the Company is soliciting the approval of the holders of its Class B-2 Common Stock to amend the Existing By-Laws to, among other things, (iii) eliminate classes of directors, (iv) provide that all voting securities (New Common Stock and the Series A-l and A-2 New Preferred Stock) will vote together as a class for directors and on other matters, except where a separate class vote is required by law, and (iii) eliminate provisions requiring director or stockholder approval by class or supermajority vote. Set forth below is a summary of the proposed amendments to the Existing By-Laws (the "By-Law Amendments"), which is qualified in its entirety by reference to the full text of the By-Laws as proposed to be amended set forth on Exhibit C hereto (the "New By-Laws").

     Each of the By-Law Amendments is conditioned upon consummation of the Proposed Public Offering, so that if the Proposed Public Offering does not occur, the By-Law Amendments and the New By-Laws will not become effective and the Company will continue to be governed by the Existing By-Laws.


ELIMINATION OF CLASSES OF DIRECTORS AND CLASS VOTING REQUIREMENTS

     The By-Law Amendments will eliminate the various classes of directors and the corresponding rights of the various classes of stockholders to elect and remove directors by class. The By-Law Amendments will also eliminate the requirement that certain actions by the Company have the approval of a supermajority of the Company's stockholders, by class or otherwise. Stockholder approval by class will be necessary only as required by law, and no action by the Company will require the approval of more than a majority of the Company's stockholders.

     Under the Existing By-Laws, the following actions require the approval of at least two-thirds of the Company's stockholders entitled to vote: (1) a change in the number of directors except as provided in the Company's By-Laws or the Certificate of Incorporation; and (2) the merger, consolidation, sale of all or substantially all the assets or liquidation of the Company or the amendment of the Company's Certificate of Incorporation or By-Laws of the Company. In addition, under the Existing By-Laws the following actions require the approval of the holders of at least two-thirds of the Series A-l Preferred Stock and the Series A-2 Preferred Stock, voting as a single class, and the holders of two-thirds of the Class B-l Common Stock and Class B-2 Common Stock, voting as a single class: (1) certain issuances of authorized but unissued shares of capital stock; and (2) the public offering of shares of an existing stockholder other than as permitted pursuant to the Stockholders' Agreement.

     If the New By-Laws are adopted, the Company would be required to obtain the approval of the holders of a majority of its voting shares only as required by Delaware law. Under Delaware law, majority stockholder approval would be required to amend the Certificate of Incorporation, for the sale, lease or exchange of all or substantially all of the Company's property and assets and for certain types of mergers in which the Company would not be the surviving corporation. Other actions would not require stockholder approval, although approval by the Company's Board of Directors would generally be required.


OTHER CHANGES IN NEW BY-LAWS

     Set forth below is a description of the other changes to the Existing By-Laws that are reflected in the New By-Laws:

     Amendments to By-Laws.  Provisions of the Existing By-Laws that require
     ---------------------
supermajority stockholder approval to repeal or amend the Existing By-Laws will be eliminated. The New By-Laws permit the adoption, amendment or repeal of the New By-Laws by a majority vote of the Directors, as well as by a majority vote of the stockholders entitled to vote.

     Grant of Authority to Committees.  The Existing By-Laws relating to the
     --------------------------------
establishment of committees of the Board of Directors place limits that are not required by Delaware law (e.g., the Existing By-Laws do not permit committees to recommend to the stockholders any action that requires stockholder approval or to approve or adopt an agreement relating to any merger, consolidation or share exchange that does not require stockholder approval). The New By-Laws will allow committees to be empowered to take all actions permitted by the DGCL. The DGCL provides that any committee of the Board, to the extent provided in a Board resolution, may generally exercise all the powers and authority of the Board to manage the affairs of a corporation other than amendments to the certificate of incorporation, adopting an agreement of merger, recommending to the stockholders the sale or exchange of all or substantially all of the corporation's property or assets, recommending to the stockholders a dissolution (or revocation of dissolution) or amending bylaws.

     Modification of Executive Committee and Elimination of Operating Committee.
     --------------------------------------------------------------------------
The powers granted to the Executive Committee in the Existing By-Laws are limited to the review and discussion of the financial results of the operations of the Company, the review and analysis of business and planning issues relating to the Company and similar powers. The Executive Committee is specifically denied the power to exercise any of the powers of the Directors in the management of the business except to the very limited extent set forth in the Existing Bylaws. Under the Existing By-Laws, the Operating Committee has the power to nominate the Class M Directors and the power to initiate and adopt policies concerning the business and affairs of the Company, employ and discharge employees, make recommendations regarding compensation, consult with the Chief Executive Officer and implement procedures to assure that proper books and records are being kept. The grant of powers to the Operating Committee and to the Executive Committee are not clearly delineated or differentiated, and in some areas could actually overlap. The New By-Laws eliminate the Operating Committee and provide that the Executive Committee is to have such powers as designated by resolution of the entire Board of Directors.

     Notice Requirement for Board of Directors Meetings; Elimination of
     ------------------------------------------------------------------
Requirement of Two Co-Chairmen of the Board.  The Existing By-Laws allow special
- -------------------------------------------
meetings to be called only (1) by either the Co-Chairmen of the Board of Directors or by four or more Directors, but, in either case, only upon 10 days' prior written notice or (2) upon 3 days' prior written notice, but only by no fewer than 5 Directors, one of whom is a Class M Director, one of whom is a Class I Director and one of whom is a Class J Director. The New By-Laws eliminate the requirement for two Co-Chairmen of the Board, and permit the Board of Directors to appoint a single Chairman of the Board. The New By-Laws allow the Chairman of the Board, the Chief Executive Officer or any 5 Directors to call meetings upon three days' prior notice.

     Substantive Changes Required by Delaware Law.  There are various
     --------------------------------------------
differences reflected in the New By-Laws from the Existing By-Laws that are necessary under Delaware law. Such changes are reflected in various provisions, including ones relating to the establishment of stockholder record dates, revocation of stockholder proxies, adjournment of stockholder meetings and Board of Directors meetings, transfers of shares, replacement of lost, stolen or destroyed certificates, and terms of office for officers.

     Non-substantive and Clarifying Changes.  In addition to the changes
     --------------------------------------
described above, [the New Certificate and] the New By-Laws reflect various non-substantive changes which clarify the provisions contained therein, delete references to events that are no longer relevant and provide consistency.


                    TERMINATION OF STOCKHOLDERS' AGREEMENT

     All holders of shares of the Company's capital stock are subject to the terms of the Stockholders' Agreement, which restricts the transfer of their shares of capital stock. As part of the Recapitalization, the Company is seeking stockholder approval to terminate the Stockholders' Agreement upon consummation of the Proposed Public Offering. The Stockholders' Agreement provides certain of the Company's stockholders and the Company the right of first refusal to purchase shares of the Company's stock offered for sale, with certain permitted exceptions (including sales among employees and certain transfers among accounts in the Cap Plan). The Stockholders' Agreement also provides for certain registration rights. As a result of such termination, the Company's stockholders would be able to sell their shares of stock without first offering such shares to any other stockholders or the Company and the registration rights would be eliminated. As a result of such termination, the Company's stockholders would be able to sell their shares of stock without first offering such shares to any other stockholders or the Company.

DESCRIPTION OF EXISTING STOCKHOLDERS' AGREEMENT

     Set forth below is a summary of certain provisions of the Stockholders' Agreement, which is qualified in its entirety by reference to the complete text of the Stockholders' Agreement set forth in Exhibit E hereto. Capitalized terms used below and not defined have the meanings given in the Stockholders' Agreement.

     With the exception of several types of permitted transfers, the Stockholders' Agreement provides that Company's stockholders may not sell, assign, transfer or in any way encumber or otherwise dispose of any shares of capital stock without first offering the shares to the Like Group Stockholders (as defined below), then to the Company and finally to the Other Group Stockholders (as defined below). The term "Like Group Stockholders" is defined by the Stockholders' Agreement as follows: if the stockholder who is selling his or its shares is (c) a Preferred Stockholder, then the Like Group Stockholders are first each of the other Preferred Stockholders and then each of the Carlyle Stockholders; (d) a Carlyle Stockholder, then the Like Group Stockholders are first each of the other Carlyle Stockholders and then each of the Preferred Stockholders; or (e) a Management Stockholder or an Employee Stockholder, then the Like Group Stockholders are the non-selling Management Stockholders. The term "Other Group Stockholders" is defined in the Stockholders' Agreement as follows: (a) if one of the Preferred Stockholders or the Carlyle Stockholders is selling, they are the Management Stockholders; and (b) if one of the Management Stockholders or Employee Stockholders is selling, they are the Preferred Stockholders and the Carlyle Stockholders as a group. The Stockholders' Agreement automatically terminates on April 18, 2009, unless earlier terminated by agreement of a majority of the holders of Class B-2 Common Stock and a majority of the holders of the Series A-l, A-2 and A-3 Preferred Stock and Class B-l Common Stock, voting together as a single class. Upon a public offering of Capital Stock pursuant to (a) the Demand Registration Right (as defined below) or (b) approval by two-thirds of the directors' votes, the provisions applicable to the Class B-2 Common Stock regarding the rights of first refusal under the Stockholders' Agreement shall terminate but the Demand Registration Right applicable to such stock shall continue in effect.

     The Stockholders' Agreement permits the Company's stockholders to make certain transfers of their shares without being subject to the right of first refusal. Transfers permitted by any stockholder include: (1) transfers to any spouse, child, parent or sibling of any stockholder or to any trust or trusts for the benefit of any of them;

(2) transfers to the heirs or beneficiaries of a deceased stockholder; (3) transfers to any Related Persons (as defined); (4) transfers to any employee of the Company, provided the transferor notifies the Company of the terms (including price and number of shares) of such transfer; and (5) transfers between accounts established for participants in the Company's Capital Accumulation Plan, a 401(k) plan (the "Cap Plan"), or distributions to participants from the Cap Plan, provided in each case that the transferee of such shares executes and agrees to be bound by the Stockholders' Agreement.

     If, after a selling Stockholder offers his or her shares of capital stock to the Like Group Stockholders, the Company and the Other Group Stockholders, shares of such offered capital stock remain unsold, then the selling Stockholder has the right under the stockholders' agreement (1) for 120 days, to transfer the unsold shares to a third party at a price equal to or greater than the price offered to other Stockholders or the Company and on substantially equivalent terms, provided the third party agrees to be bound by the terms of the Stockholders' Agreement, or (2) if the unsold shares represent more than 20 percent of the residual profits interest (as defined below under "DESCRIPTION OF EXISTING CAPITAL STOCK - Distribution Upon Liquidation") of the Company's capital stock, to require the Company to register the unsold shares under applicable securities laws in order to permit a public offering and sale of such shares ("Demand Registration Right"). If a demand registration is undertaken, all Stockholders (other than the holders of Class J Common Stock) have the right to participate therein, subject to reduction pro rata if the underwriter, if any, determines that marketing factors require a limitation on the number of shares offered. The shares sold pursuant to such public offering will not be subject to the Stockholders' Agreement. The Company will not be required to undertake any public offering within the 24-month period subsequent to the effective date of a prior public offering. Once the Company completes a public offering, no Stockholder will thereafter be subject to the right of first refusal provisions of the Stockholders' Agreement, unless the majority of the holders of the Series A-l, A-2 and A-2 Preferred Stock and Class B-l Common Stock, voting together as a single class, agree to continue the rights of first refusal as to the Series A-l, A-2 and A-3 Preferred Stock, Class B-l Common Stock, Class C-l Common Stock and Class C-R Common Stock.

EFFECTIVENESS OF TERMINATION

     Termination of the Stockholders' Agreement will not become effective until consummation of the Proposed Public Offering, regardless of whether the Recapitalization is approved. In the event the Proposed Public Offering is not consummated, all holders of the Company's capital stock will continue to be bound by the Stockholders' Agreement.


        CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RECAPITALIZATION

     The following is a general discussion of certain Federal income tax consequences that will arise from the Recapitalization. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), and published regulations, rulings and judicial decisions now in effect, all of which are subject to change. The summary does not purport to address every Federal income tax aspect that may be relevant to a particular shareholder in light of his or her personal investment circumstances or the special treatment that may be accorded certain persons under Federal income tax laws, including foreign taxpayers, dealers in securities, tax-exempt entities and, except as otherwise noted below, persons who acquired stock (or options to purchase stock) of the Company in connection with the performance of personal services. In addition, the tax consequences of the Recapitalization under applicable foreign, state or local tax laws is not addressed. Accordingly, each shareholder is strongly advised to consult such shareholder's own tax advisor as to the specific tax consequences of the Recapitalization applicable to such shareholder.

     The Federal income tax consequences discussed below are based upon certain assumptions (which management believes to be accurate), namely, that there will be no dividend arrearages with respect to the existing Preferred Stock at the time of the Recapitalization, that there are bona fide business purposes for the Recapitalization and related transactions (i.e., separate and apart from any Federal income tax benefits that may be derived therefrom), that the fair market value of the stock received by a shareholder in the Recapitalization will approximately equal the fair market value of the stock surrendered by the shareholder in the Recapitalization and that the Recapitalization is an isolated transaction and not part of a plan to increase periodically the proportionate interest of any shareholder in the assets or earnings of the Company. If one or more of these assumptions prove to be incorrect, then the Federal income tax consequences discussed below could be altered significantly.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY

     The exchanges of existing Class B-1 Common Stock, existing Class B-2 Common Stock and existing Class C-1 Common Stock for New Common Stock and of the Company's existing Preferred Stock for New Preferred Stock will constitute a recapitalization and, therefore, qualify as a "reorganization" within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, the Company will be a "party to a reorganization" within the meaning of Section 368(b) of the Code, and no gain or loss will be recognized by the Company upon such exchanges of stock.


FEDERAL INCOME TAX CONSEQUENCES TO THE STOCKHOLDERS

     No gain or loss will be recognized by holders of the existing Class B-1 Common Stock, Class B-2 Common Stock or Class C-1 Common Stock upon receipt of the New Common Stock in exchange therefor. Similarly, no gain or loss will be recognized by the holders of the existing Preferred Stock upon receipt of the New Preferred Stock in exchange therefor. In each such case, the shareholder's basis in the New Common Stock or the New Preferred Stock, as the case may be, will equal the basis of the stock surrendered in the exchange therefor. Also, in each such case, the shareholder's holding period for the New Common Stock or the New Preferred Stock, as the case may be, will include the period during which the shareholder held the stock surrendered in exchange therefor, provided that the stock surrendered in the exchange was held by such shareholder as a capital asset on the date of the exchange.

     The conclusions of the immediately preceding paragraph (other than those pertaining to holding period) will also generally apply to the holders of existing Class B-2 Common Stock who received such stock in connection with the performance of services, even if such stock remains subject to treatment as compensation under Code Section 83. However, the New Common Stock received by such holder in the Recapitalization will be subject to treatment as compensation (ordinary income) under Code Section 83 in the same manner as the existing Class B-2 Common Stock exchanged therefor, i.e., if and when the forfeiture provisions applicable to such stock lapse, the holder will realize ordinary income generally equal to the then value of such stock.

     Stock other than common stock received in a recapitalization can be treated as "section 306 stock" in certain cases, with the effect that the amount realized upon disposition of such stock may be treated as ordinary income. However, such characterization arises only where such stock was received in exchange for other stock that was section 306 stock or the recapitalization has the same effect as the receipt of a stock dividend by the recipient of the preferred stock. Management believes that none of the existing Preferred Stock constitutes section 306 stock. The term "common stock" is not defined in the applicable statute or the regulations thereunder. However, several rulings have held that preferred stock is considered "common stock" for purposes of Code
Section 306, if such stock participates in corporate growth to any significant extent. Since the New Preferred Stock will receive 60% of the ordinary and liquidating distribution (after preferences), the New Preferred Stock will participate to a significant extent in corporate growth, and therefore will not be stock which is other than common stock. Accordingly, the New Preferred Stock will not be Section 306 stock.


                     DESCRIPTION OF EXISTING CAPITAL STOCK

     Set forth below is a description of the Company's existing capital stock prior to the Recapitalization. Certain of the statements contained herein regarding the Company's capital stock are summaries of the detailed provisions of the Existing Certificate and the Existing By-Laws. Such statements are qualified in their entirety by reference to the Existing Certificate and the Existing By-Laws, copies of which are attached as exhibits to this Proxy Statement. STOCKHOLDERS OF THE COMPANY ARE URGED TO REVIEW THE ENTIRE PROXY STATEMENT CAREFULLY.

GENERAL

     Pursuant to the Existing Certificate, the Company is authorized to issue a total of 27,200,002 shares of capital stock, $.01 par value per share ("Capital Stock"), of which 8,000,000 shares are Preferred Stock and 19,200,002 shares are Common Stock. The Preferred Stock is one class divided into three series, as follows: 2,000,000 shares designated as Series A-1 Preferred Stock ("Series A-1 Preferred Stock"), 4,000,000 shares designated as Series A-2 Preferred Stock ("Series A-2 Preferred Stock") and 2,000,000 shares designated as Series A-3 Preferred Stock ("Series A-3 Preferred Stock"). The Common Stock is divided into five classes, as follows: 4,000,000 shares designated as Class B-1 Common Stock ("Class B-1 Common Stock"), 12,000,000 shares designated as Class B-2 Common Stock ("Class B-2 Common Stock"), 1,600,000 shares designated as Class C-1 Common Stock ("Class C-1 Common Stock"), 1,600,000 shares designated as Class C-R Common Stock ("Class C-R Common Stock") and two shares designated as Class J Common Stock ("Class J Common Stock"). There are outstanding 1,854,106 shares of Class B-1 Common Stock, 6,489,722 shares of Class B-2 Common Stock, 800,000 shares of Class C-1 Common Stock, 800,000 shares of Class C-R Common Stock and two shares of Class J Common Stock. The Bank of New York serves as transfer agent for the Class B-2 Common Stock.


VOTING RIGHTS

     The holders of the 4,000,000 outstanding shares of Preferred Stock have a total of 4,000,000 votes. The voting rights of Preferred Stock have been allocated such that the holders of shares of A-1 Stock (1,000,000 shares outstanding) are entitled to two votes per share, the holders of shares of A-2 Stock (2,000,000 shares outstanding) are entitled to one vote per share and the holders of A-3 Stock (1,000,000 shares outstanding) are not entitled to vote except as required by law. The Class B-1 Common Stock and Class B-2 Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. The holders of shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock and Class B-2 Common Stock vote together, as if a single class, on all matters except the election of directors of the Company, certain events which require a class vote, a supermajority vote or a class and supermajority vote, and as otherwise required by law. With respect to the election of directors of the Company, the holders of shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, have the right to elect five directors ("Class I-1 Directors"), the holders of shares of Class B-1 Common Stock have the right to elect two directors ("Class I-2 Directors"), the holders of shares of Class B-2 Common Stock have the right to elect seven directors ("Class M Directors") and the holders of Class J Common Stock have the right to nominate three directors ("Class J Directors") to be elected by the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting as a single class.

     Under the Existing Certificate, because during 1996 the outstanding shares of Class B-2 Common Stock became a majority of the outstanding shares of capital stock of the Company entitled to vote in the election of directors, directors in 1997 and subsequent years will not be elected by separate stockholder class, but instead there will no longer be classes of directors and all directors will be elected by the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting together as a single class. Stockholders will then be entitled to cumulate their votes in the elections of directors. Any action of the Board of Directors which previously had required a specified vote of directors based on their class will now require the vote of the majority of the directors at a meeting at which a quorum is present. The Existing Certificate requires that the persons nominated or serving as Class M Directors must be employees of the Company, at least one of whom must be an incentively compensated employee of the Company, however, this requirement has been eliminated with the elimination of classes of directors.

     The holders of Series A-3 Preferred Stock, Class C-1 Common Stock and Class C-R Common Stock have no voting rights except as required by law. The holders of Class J Common Stock have no voting rights except for the election of the Class J Directors or as required by law.


REDEMPTION

     None of the shares of Existing Preferred Stock or Common Stock are subject to redemption by the Company, except that Class C-R Common Stock may be repurchased upon the exercise of employee stock options, as described below.


DIVIDENDS

     Preference Dividends.  With respect to all years after 1990 and until the
     --------------------
Senior Secured Debt and Senior Subordinated Debt have been paid in full, the Preferred Stockholders have waived all rights to the accumulation and declaration and payment of dividends. Under the Existing Certificate, but for this waiver, dividends on all shares of Preferred Stock ("Preference Dividend") would have accrued annually from January 1, 1990 at an annual rate of 10% of the purchase price paid when originally issued by the Company ("Initial Purchase Price"), subject to various conditions and limitations.

     Other Dividends.  Except for the Preference Dividend, all dividends
     ---------------
declared or paid by the Company, whether denominated in cash, stock or otherwise, must be proportionate with respect to each class or series of Capital Stock, other than Class J Common Stock, which does not participate in any dividends. Any dividend, other than the Preference Dividend, is to be allocated with respect to each share of Preferred Stock at a rate equal to 60% of the dividend amount attributable to each share of Class B-1 Common Stock, Class B-2 Common Stock, Class C-1 Common Stock and Class C-R Common Stock except in certain circumstances. See "Mandatory Repurchases of Class C-R Common Stock."


DISTRIBUTION UPON LIQUIDATION

     Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any sale of all or substantially all of the Capital Stock, or any merger of the Company with or into any other entity as a result of which the stockholders of the Company are entitled to receive cash or securities, including any transaction pursuant to which any payment, other than the Preference Dividend, is proposed to be made if, following such payment, the net assets available for distribution would be insufficient to pay 125% of the Invested Capital Preference (as defined below) on all shares of Capital Stock entitled to receive such Invested Capital Preference ("Liquidation") after the payment in full of any accumulated and unpaid Preference Dividends together with interest accrued thereon (including any pro rata Preference Dividend for the partial fiscal year in which the Liquidation occurs) ("Accumulated Preference Dividends"), then, to the extent any assets of the Company remain available for distribution to the stockholders of the Company, the holders of Preferred Stock and the Common Stock, other than Class J Common Stock, are entitled, on a pari
                                                                          ----
passu basis, to receive an amount equal to $10.00 per share or, in the case of
- -----
Class C-1 Common Stock and Class C-R Common Stock, the par value of each share (in each case referred to as the "Invested Capital Preference"), reduced by any prior payments (not including Accumulated Preference Dividends) to such holder in connection with a Liquidation. After payment by the Company of any Accumulated Preference Dividends and the Invested Capital Preference to the holder of each share of Capital Stock, the holders of Preferred Stock will be entitled to receive from the assets of the Company available for distribution to its stockholders, if any, 60% of the amount then distributable on each share to the holders of Class B-1 Common Stock, Class B-2 Common Stock, Class C-1 Common Stock and Class C-R Common Stock, except in certain circumstances. See "Mandatory Repurchases of Class C-R Common Stock." The rights of a holder of Capital Stock to receive distributions other than Preference Dividends after payment of any Accumulated Preference Dividend and the Invested Capital Preference is referred to as the "residual profits interest."


PREEMPTIVE RIGHTS; CUMULATIVE VOTING

     The holders of shares of Capital Stock have no preemptive rights or other rights to subscribe for securities of the Company. In 1996, the outstanding shares of Class B-2 Common Stock became a majority of the outstanding voting power of the Company's Capital Stock. As a consequence, in the future directors will cease to be divided into classes and all directors will be elected by the holders of all classes of Capital Stock entitled to vote in the election of directors, voting as a single class. Stockholders will then be entitled to cumulate their votes in the elections of directors. Cumulative voting would entitle each holder of Capital Stock entitled to vote in an election of directors to cast the number of votes which (except for a cumulative voting provision) such holder would be entitled to cast for the election of directors with respect to such holder's shares of Capital Stock, multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he may see fit. See "Voting Rights" above. All holders of outstanding shares of Capital Stock have been required to enter into a stockholders' agreement with the Company and other holders of Capital Stock which restricts the transfer of their shares of Capital Stock.
See "Transfer Restrictions" below.


MANDATORY REPURCHASES OF CLASS C-R COMMON STOCK

     Pursuant to the Existing Certificate, subject to the legal availability of funds therefor, the Company is to repurchase for $.01 per share the outstanding shares of Class C-R Common Stock (currently 800,000 shares) under certain circumstances in connection with the exercise of options to purchase Class B-2 Common Stock ("Options") granted by the Company to its employees or the employees of any of its wholly-owned subsidiaries. The number of shares of Class C-R Common Stock subject to repurchase by the Company at any time is based on the number of shares of Class B-2 Common Stock issued by the Company upon exercise of such Options. The Company is required to repurchase Class C-R Common Stock, subject to the legal availability of funds therefor, (a) on each occasion that shares of Class B-2 Common Stock issued pursuant to Options represent more than 1% of the Company's residual profits interest; (b) prior to the declaration or payment of any dividend, the submission of any matter to a vote of the stockholders, or the taking of any other action as to which the number of shares of Capital Stock outstanding is an element in determining the manner of taking or the outcome of such action; and (c) no less frequently than once in each calendar year. The Company may repurchase outstanding shares of Class C-R Common Stock only to the extent shares of Class B-2 Common Stock issued by the Company pursuant to the exercise of Options remain outstanding. If shares of Class C-R Common Stock are called for repurchase by the Board of Directors (a "C-R Call"), each record holder of shares of Class C-R Common Stock will be obligated to resell to the Company a portion of the aggregate number of shares of Class C-R Common Stock subject to the C-R Call, multiplied by a fraction, the numerator of which is the number of shares of Class C-R Common Stock held of record by such holder and the denominator of which is the total number of shares of Class C-R Common Stock outstanding on the effective date of the C-R Call.

     The date on which the last outstanding share of Class C-R Common Stock is called for repurchase is the "Final C-R Date." If dividends are declared or paid, or a Liquidation occurs following the Final C-R Date, and additional shares of Class B-2 Common Stock are issued by the Company pursuant to the exercise of Options after the Final C-R Date ("Additional Option Shares"), the amount of such dividend or residual distribution to which the holders of C-1 Common Stock and Preferred Stock are entitled will be determined as if the Additional Option Shares were not issued and the amount of such dividend or residual distributions available to the holders of shares of Class B-1 Common Stock and Class B-2 Common Stock would be reduced accordingly.


TRANSFER RESTRICTIONS

     All present holders of shares of Capital Stock are subject to the Stockholders' Agreement. For a description of the terms of the Stockholders' Agreement, see "TERMINATION OF STOCKHOLDERS' AGREEMENT."


      DESCRIPTION OF CAPITAL STOCK AFTER APPROVAL OF THE RECAPITALIZATION
                AND CONSUMMATION OF THE PROPOSED PUBLIC OFFERING

     Set forth below is a description of the Company's capital stock after approval of the Recapitalization and consummation of the Proposed Public Offering. Certain of the statements contained herein regarding the Company's capital stock are summaries of the detailed provisions of the New Certificate and the New By-Laws. Such statements are qualified in their entirety by reference to the New Certificate and the New By-laws, copies of which are attached as exhibits to this Proxy Statement. STOCKHOLDERS OF THE COMPANY ARE URGED TO REVIEW THE ENTIRE PROXY STATEMENT CAREFULLY.

     Upon approval of the Recapitalization and consummation of the Proposed Public Offering, the Company will be authorized to issue a total of 108,000,000 shares, of which 8,000,000 will be New Preferred Stock and 100,000,000 will be New Common Stock. Both the New Preferred Stock and New Common Stock will have a par value of $.01 per share.


NEW COMMON STOCK

     Following consummation of the Proposed Public Offering, the New Common Stock will consist of a single class of 100,000,000 shares. The New Common Stock will have no preemptive or conversion rights or other subscription rights. The holders of New Common Stock will be entitled to one vote per share on all matters to be voted upon by the stockholders. There will be no cumulative voting. Subject to preferences which may be applicable to any outstanding New Preferred Stock, the holders of New Common Stock will be entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors upon the New Common Stock out of funds legally available therefor. In the event of the liquidation, dissolution or winding up of the Company, subject to the payment of any amounts which holders of New Preferred Stock are entitled to receive in preference to holders of New Common Stock, the holders of New Preferred Stock and New Common Stock are entitled to receive an amount equal to $10.00 per share, reduced by any prior payments to such holder in connection with any liquidation, dissolution or winding up of the Company. The holders of New Common Stock will be entitled to share in the remaining assets of the Company.


NEW PREFERRED STOCK

     Upon consummation of the Proposed Public Offering, the authorized number of shares of New Preferred Stock will consist of a single class of 8,000,000 shares, of which 4,000,000 shares will consist of three series: (a) 1,000,000 shares of Series A-1 New Preferred Stock ("Series A-1 New Preferred Stock"), (b) 2,000,000 shares of Series A-2 New Preferred Stock ("Series A-2 New Preferred Stock") and (c) 1,000,000 shares of Series A-3 New Preferred Stock ("Series A-3 New Preferred Stock"). The authorized shares of New Preferred Stock not included in such series may be issued from time to time in one or more series upon authorization by the Board of Directors. In addition, upon conversion of any of the Series A-1 New Preferred Stock, Series A-2 New Preferred Stock or Series A-3 New Preferred Stock, the shares converted will be available for issuance in one or more series from time to time. The Board of Directors shall determine the designation and number of shares of any such series of preferred stock and the designations, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions thereon.

     The holders of the New Preferred Stock will be entitled to dividends ("Preference Dividends") at the rate of $.25 per fiscal quarter on each share of the New Preferred Stock, payable out of funds legally available therefor. The accrual of such dividend will be retroactive to October 1, 1996.

     In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, then unless such dividend was not paid because of restrictions under Delaware law it will bear compound interest at a fixed rate of 8% annually.

     The Preference Dividend will not be paid and no interest will accrue or be paid thereon if applicable law restricts or prohibits the declaration or payment of the Preference Dividend. The Preference Dividend will also not be required to be declared and paid to the extent it would violate any contractual restrictions in a credit agreement of the Company. The Company has agreed that it will not enter into any contractual prohibition with respect to the accumulation of dividends or the accrual and payment of interest on any unpaid dividends.

     Each share of New Preferred Stock will also be entitled to receive dividends in the amount of sixty percent (60%) of the dividends payable on each share of New Common Stock.

     Upon any liquidation, dissolution or winding up of the Company, holders of New Preferred Stock will be entitled to share in the remaining assets of the Company after payment of liabilities, subject to prior distribution rights of any other preferred stock, if any, then outstanding, as follows: (i) each holder of New Preferred Stock will be entitled to receive accrued and unpaid Preference Dividends; (ii) each holder of New Preferred Stock will be entitled to receive an amount, reduced by any prior payments to such holder pursuant to such liquidation, dissolution or winding up of the Company other than dividends, equal to $10.00 per share and (iii) each holder of a share of New Preferred Stock will be entitled to share ratably in all remaining assets of the Company to the extent of sixty percent (60%) of the distribution, pursuant to such liquidation, dissolution or winding up of the Company, with respect to each share of New Common Stock.

     The holders of shares of Series A-1 New Preferred Stock will have two (2) votes per share of Series A-1 New Preferred Stock on all matters submitted to a vote of the stockholders of the Company and, except as provided by law, will vote together with the holders of shares of Series A-2 New Preferred Stock and the holders of New Common Stock as one class on all matters submitted to a vote of stockholders of the Company. Each Series of New Preferred Stock is convertible into shares of New Common Stock at the option of the holders thereof at a ratio ranging from .60 to .78 shares of New Common Stock for each share of New Preferred Stock, depending on the Market Price (as defined above) of the New Common Stock at the time of conversion. See "REINSTATEMENT OF PREFERENCE DIVIDEND AND CONVERSION OF PREFERRED STOCK - Conversion of New Preferred Stock."

     Upon consummation of the Proposed Public Offering, 4,000,000 shares of undesignated New Preferred Stock will be authorized. The Board of Directors will have the authority, without further action by the stockholders, to issue such New Preferred Stock from time to time in one or more series and to fix the number of shares, designations, preferences, powers, and relative, participating, optional or other special rights and qualifications or restrictions thereof. The preferences, powers, rights and restrictions of different series of New Preferred Stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and purchase funds and other matters. Notwithstanding the foregoing, any outstanding shares of Series A-1, Series A-2 and Series A-3 New Preferred Stock shall be senior in right of payment of dividends and upon liquidation to any other shares of New Preferred Stock. The issuance of additional New Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of New Common Stock or affect adversely the rights and powers, including voting rights, of the holders of New Common Stock, and may have the effect of delaying, deferring or preventing a change in control of the Company. The Company has no present plan to issue any shares of New Preferred Stock other than in connection with the Recapitalization.


REGISTRATION RIGHTS

     Pursuant to an agreement between the Company and the holders of the Series A-1, Series A-2 and Series A-3 Existing Preferred Stock, until expiration of the Rule 144 Period (as defined below), if the Company proposes to register any of its securities, it will use its best efforts to include in such registration New Common Stock acquired by the holders of New Preferred Stock upon conversion of the New Preferred Stock. The registration rights granted to the holders of New Preferred Stock do not apply to the Proposed Public Offering, a registration relating to an employee benefit plan, a dividend or interest reinvestment plan or other similar plans, a corporate reorganization, reclassification, merger, consolidation or acquisition or a registration that does not permit secondary sales. The "Rule 144 Period" means the period beginning after the Proposed Public Offering and continuing until the New Common Stock acquired on conversion is no longer subject to the volume limitation provisions of Rule 144 of the Securities Act, either by agreement or operation of law.


                    BOARD RECOMMENDATION AND REQUIRED VOTES

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED RECAPITALIZATION AND EACH OF THE TRANSACTIONS WHICH COMPOSE THE

RECAPITALIZATION, INCLUDING THE PROPOSED PUBLIC OFFERING, THE AMENDMENT OF THE EXISTING CERTIFICATE, THE AMENDMENT OF THE EXISTING BY-LAWS AND TERMINATION OF THE STOCKHOLDERS' AGREEMENT.

     The following table shows each class of shares of the Company's preferred stock and common stock entitled to be voted at the Special Meeting of Stockholders, the votes entitled to be cast by each class and the number of shares outstanding of each class as of September 16, 1996/(/1/).


                                       Votes Entitled      Number of Shares
       Class of Stock                    To Be Cast          Outstanding
       --------------                    ----------        ----------------
Series A-1 Preferred Stock           Two votes per share          1,000,000
Series A-2 Preferred Stock           One vote per share           2,000,000
Series A-3 Preferred Stock/(1)/      One vote per share           1,000,000
Class B-1 Common Stock               One vote per share           1,854,106
Class B-2 Common Stock               One vote per share           6,577,855
Class J Common Stock                 One vote per share                   2

Certain components of the Recapitalization and Proposed Public Offering require the affirmative vote of different amounts of different classes of stock of the Company/(2)/. However, because approval of the Recapitalization requires

- ----------------
(1) Holders of Class C-l Common Stock, Class C-R Common Stock and Series A-3 Preferred Stock do not vote except as required by statute. The Series A-3 Preferred Stock is only entitled to vote at the Special Meeting of Stockholders on the amendments to the Existing Certificate, as they affect the preferences of the Series A-3 Preferred Stock, and on the termination of the Stockholders' Agreement.

(2) The issuance of New Common Stock in connection with the Proposed Public Offering, the conversion of the Class B-l Common Stock, Class B-2 Common Stock and Class C-l Common Stock and any conversion of the New Preferred Stock will require the affirmative vote of two-thirds of the outstanding shares of Series A-l Preferred Stock and Series A-2 Preferred Stock, voting as one class, and two-thirds of the outstanding shares of Class B-l Common Stock and Class B-2 Common Stock, voting as one class. Amendment of the Company's Certificate of Incorporation and By-Laws requires the affirmative vote of two-thirds of the outstanding shares of Series A-l Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock and Class B-2 Common Stock, voting as one class. In addition, because the Recapitalization contemplates an amendment of the Certificate of Incorporation which affects certain preferences of the Series A-l Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Class B-l Common Stock, Class B-2 Common Stock and Class C-1 Common Stock, the amendment of the Company's Certificate of Incorporation will also require the affirmative vote of a majority of the outstanding shares of Series A-l
                                                                 (continued...)

approval of each component of the Recapitalization, approval of the Recapitalization will require (1) the affirmative vote of two-thirds of the outstanding shares of Series A-l Preferred Stock and Series A-2 Preferred Stock, voting as one class, (2) the affirmative vote of two-thirds of the outstanding shares of Class B-l Common Stock and Class B-2 Common Stock, voting as one class, (3) the affirmative vote of two-thirds of the outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-l Common Stock and Class B-2 Common Stock, voting as one class, (4) the affirmative vote of a majority of the outstanding shares of Series A-l Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, voting as one class, a majority of the outstanding shares of Class B-l Common Stock and a majority of the outstanding shares of Class B-2 Common Stock, (5) the affirmative vote of a majority of the outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Class B-1 Common Stock, voting as one class, and (6) a majority of the outstanding shares of Class B-2 Common Stock.

     The holders of Preferred Stock have already agreed to vote all 4,000,000 shares of Preferred Stock in favor of (with no votes against) the Recapitalization and the holders of Class B-1 Common Stock have agreed to vote ___ shares of Class B-1 Common Stock in favor of the Recapitalization.

     An abstention or the failure of a broker or other nominee to vote shares held of record will have the same effect as a vote against the proposal.

                              SECURITY OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information as of September 16, 1996 with respect to the ownership of equity securities of the Company by (a) each Director, (b) the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary and bonus were in excess of $100,000 for services rendered to the Company and each of its subsidiaries during the last fiscal year and (c) and directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

          Name                     Title                    Number               Percent
        of Owner                  of Class                 of Shares             of Class
        --------                  --------                 ---------             --------
Stanton D. Anderson          B-1 Common/(1)/               4,235/(2)/              /*/

- --------------------
2 (...continued)
Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, voting as one class, a majority of the outstanding shares of Class B-l Common Stock, a majority of the outstanding shares of Class B-2 Common Stock and a majority of the outstanding shares of Class C-1 Common Stock. Termination of the Stockholders' Agreement requires the affirmative vote of (i) a majority of the outstanding shares of Series A-l Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock and Class B-l Common Stock, voting as one class, and
(ii) a majority of the outstanding shares of Class B-2 Common Stock.

(*) Represents less than 1%.

(1) Does not reflect ownership of Class C-1 Common Stock, which will be converted into New Common Stock as part of the Recapitalization. Mr. Anderson has legal title to 42,380 shares of Class C-l Common Stock, which represent 5.29% of such class. Mr. D'Aniello may be deemed to beneficially own 303,048 shares
                                                                   (contined...)

Gary J. Beban                B-2 Common                    191,459/(2)/             2.88%
Richard C. Blum              B-1 Common                    437,500/(3)/            23.60%
Frank C. Carlucci            B-1 Common                      2,287/(2)/              /*/
Richard C. Clotfelter        B-2 Common                    108,835/(2)(7)/          1.64

          Name                     Title                    Number               Percent
        of Owner                  of Class                 of Shares             of Class
        --------                  --------                 ---------             --------
Daniel A. D'Aniello          B-1 Common/(1)(4)/            141,435/(2)(5)/        7.61%

- --------------------
1(...continued)
of Class C-1 Common Stock by virtue of his interest in the general partner of Carlyle and investment control over such shares, representing 37.88% of such class. Mr. Malek owns 378,810 shares which represent 47.35% of the outstanding Class C-1 Common Stock. All Directors and Executive Officers as a group may be deemed to beneficially own 724,238 shares of Class C-1 Common Stock which represent 90.53% of such class. For a description of the Class C-1 Common stock, see "DESCRIPTION OF EXISTING CAPITAL STOCK."

(2) Represents number of shares which the named individual beneficially owns as well as those which the individual has options to acquire that are exercisable, which options have not been exercised. With respect to the shares of Class B-1 Common Stock, the number includes the following number of option shares for the following individuals: Anderson - 4,235; Carlucci -2,287; D'Aniello - 4,235 (options issued to Carlyle); Malek -5,934; and Ueno - 5,174. Such shares do not include options for 2,609 shares issued to Kajima U.S.A., Inc. in respect of services rendered as a director by Mr. Hoshino. With respect to the shares of Class B-2 Common Stock, the number includes the following number of option shares for the following individuals at an exercise price of $10.00 per share: Beban - 62,500; Clotfelter - 45,000; Davidson - 45,000; Didion - 75,000; Kallis -40,000; and Pogue - 10,000.

(3) Represents 437,500 shares owned by BK Capital Partners and BK Capital Partners II, limited partnerships of which Richard C. Blum & Associates, L.P. is the general partner. Mr. Blum holds the majority of interests in Richard C. Blum & Associates, L.P.

(4) Does not reflect ownership of Class C-R Common Stock which was established to permit the Company to grant stock options without dilution to other investors. Under the Existing Certificate, the Company has the right to repurchase the Class C-R Common Stock at the nominal price of $.01 per share in amounts equal to the number of shares of Class B-2 Common Stock issued pursuant to options. The 800,000 outstanding shares of Class C-R Common Stock will be repurchased by the Company for
                                                                  (continued...)

David A. Davidson            B-2 Common                     93,055/(2)(7)/         1.41%
James J. Didion              B-2 Common/(6)/               403,194/(2)(7)(8)/      6.06%

- ---------------------
4(continued...)
$.01 per share as part of the Recapitalization. See "PURCHASE OF CLASS C-R AND CLASS J COMMON STOCK." Mr. D'Aniello may be deemed to beneficially own 320,000 shares of Class C-R Common Stock by virtue of his interest in the general partner of Carlyle and investment control over such shares, representing 40% of such class. Mr. Malek has legal title to 400,000 shares of Class C-R Common Stock, which represents 50% of the outstanding Class C-R Common Stock. All Directors and Executive Officers as a group may be deemed to beneficially own 720,000 shares of the Class C-R Common Stock, which represents 90% of such class. Holders of Class C-R Common Stock only vote as required by statute. Holders of Class C-R Common Stock participate fully in all dividends on the same basis as holders of shares of Class B-2 Common Stock, but are entitled to receive only $.01 per share as a return of capital. After the return of capital to all stockholders, the holders of these shares will participate in residual distributions on a share-for-share basis with the Class B-l Common Stock and Class B-2 Common Stock.

(5) Consists of shares, including shares subject to options, held by Carlyle which Mr. D'Aniello, by virtue of his interest in the general partner of Carlyle and investment control over such shares, may be deemed to beneficially own. Does not include 16,300 shares held by Carlyle for the benefit of Mellon Family Investment Company V.

(6) Does not reflect ownership of Class J Common Stock, which will be repurchased by the Company for $0.01 per share as part of the Recapitalization. See "DESCRIPTION OF EXISTING CAPITAL STOCK.". Mr. Didion and Mr. Malek each own one share of Class J Common Stock, which in each instance represents 50% of that Class. The holders of Class J Common Stock only vote as to the election of Class J Directors and as otherwise required by statute.

(7) Does not include shares of Class B-2 Common Stock issued in the name of the Company in respect of common stock units credited to the following persons in the following amounts under the Company's Deferred Compensation Plan but which are not beneficially owned by such persons: Clotfelter - 1,895; Davidson - 23,598; Didion - 127,972; Kallis - 10,991; and Pogue - 3,592.

(8) Includes 6,000 shares held by a trust for the benefit of three members of Mr. Didion's immediate family. Mr. Didion, as trustee, has dispositive and voting power with respect to the shares but disclaims any beneficial interest in the shares.

                                                             Number                    Percent
      Directors               Title of Class               of Shares                  of Class
      ---------               --------------               ---------                  --------
Hiroaki Hoshino/(9)/          A-1 Preferred                1,000,000/(2)/               100%
Paul C. Leach                        -                           -                        -
George J. Kallis                B-2 Common                   118,237/(2)(7)/            1.79%
Takayuki Kohri/(9)/            A-2 Preferred               1,000,000                     50%
                             B-1 Common Stock                  4,106                      *
Frederic V. Malek          B-1 Common/(1)(4)(6)/             112,184/(2)/               6.03%
Lawrence J. Melody              B-2 Common                       -                        *
Jeffrey S. Morgan               B-2 Common                     9,837                      *
Richard A. Pogue                B-2 Common                    61,468/(2)(7)/              *
Peter V. Ueberroth              B-2 Common                    10,000                      *
Gary L. Wilson                       -                         -                          -
All Directors and
Executive Officers              B-1 Common                   702,815/(2)(5)/          37.46%/(10)/
as a group                      B-2 Common                 1,097,510/(2)(7)/          16.01/(10)/

- ---------------------
(*) Represents less than 1%.

(9) Mr. Hoshino is a Director of Kajima U.S.A., Inc., which together with an affiliate owns 2,000,000 shares of the Company's equity securities, 1,000,000 of which are voting securities. Mr. Kohri is Deputy Manager of Sumitomo Real Estate Sales Japan, an affiliate of S.R.E.S. - Fifth Avenue, Inc., which owns 1,004,106 shares of the Company's equity securities. (See "Security Ownership of Principal Stockholders".) The following table sets forth information as of August 31, 1996 with respect to the ownership of equity securities of the Company assuming the ownership of such securities by Kajima U.S.A., Inc. and S.R.E.S. - Fifth Avenue, Inc. were attributable to their respective representative, other than equity securities subject to options, including those described in footnote (2) above.

(10) The number of shares of Class B-1 Common Stock and Class B-2 Common Stock held by directors and executive officers as a group, as a percentage of the Company's total outstanding shares of stock entitled to vote, is 5.89% and 8.83%, respectively.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of September 16, 1996 with respect to each person known to the Company to be a beneficial owner of 5% or more of any class of voting securities of the Company. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

            Name and                          Title                Number of      Percent
        Address of Owner               of Class/(1)(2)/              Shares       of Class
        ----------------               ----------------            ---------      --------
BK Capital Partners                         B-1 Common               150,000         8.09%
909 Montgomery Street
Suite 400
San Francisco, CA 94133

BK Capital Partners II                      B-1 Common               287,500        15.51%
909 Montgomery Street
Suite 400
San Francisco, CA 94133

Bankers Trust (Delaware)                    B-1 Common               150,000         8.09%
130 Liberty Street, 31st Floor
New York, NY 10006

The Carlyle Group, L.P.                     B-1 Common               141,435/(3)/    7.63%
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004

James J. Didion                             B-2 Common               403,194/(4)/    6.06
c/o 533 South Fremont Avenue
Los Angeles, CA 90071

- ----------------
(1) Does not reflect ownership of Class C-1 Common Stock or C-R Common Stock, which have no voting rights other than those expressly required by law and which will cease to exist upon the completion of the Proposed Public Offering. TWC Corporation, 1001 Pennsylvania Ave., N.W., Washington D.C. 20004, by virtue of its interest as the General Partner of Carlyle, is deemed to beneficially own 303,048 shares of C-1 Stock (37.88% of such class) and 320,000 shares of C-R Stock (40% of such class). See footnotes (1) and (4) to the table shown with respect to "Security Ownership of Directors and Executive Officers" for further attribution of the ownership of certain of these shares to certain Directors.

(2) With respect to the Company's Preferred Stock, the Series thereof is identified.

(3) Includes options for 4,235 shares of Class B-1 Common Stock. Does not include 16,300 shares held by Carlyle for the benefit of Mellon Family Investment Company V.


Fukoku Mutual Life                     Series A-2 Preferred         1,000,000          50%
  Insurance Company
2-2, Uchisaiwaicho 2-chome
Chiyoda-ku, Tokyo 100 Japan

Fund American Enterprises                   B-1 Common                125,000        6.74%
  Holdings, Inc.
The 1820 House
Main Street
Norwich, VT 05055-0850

Kajima U.S.A., Inc.                 Series A-1 Preferred/(5)/       1,000,000         100%
Park Avenue Plaza
55 East 52nd Street
32nd Floor
New York, NY 10055

Kasen Development, Inc.             Series A-3 Preferred/(6)/       1,000,000         100%
3-2, Toyo 6-chome
Koto-ku
Tokyo 135, Japan

Frederic V. Malek                           B-1 Common                112,184/(7)/   6.05%
Thayer Capital Partners
901 15th Street, N.W.
Suite 300
Washington, D.C. 20005

Mellon Family Investment                    B-1 Common                241,300       13.01%
  Company V
Mill Street Extension
Laughlintown, PA 15655

Richard King Mellon                         B-1 Common                225,000       12.14%
  Foundation
Mill Street Extension
Laughlintown, PA 15655

S.R.E.S. - Fifth Avenue, Inc.          Series A-2 Preferred         1,000,000          50%
666 Fifth Avenue
New York, NY 10103

- ----------------------
4(...continued)
(4) Excludes 121,972 shares of B-2 Common Stock issued in the name of the Company in respect of common stock units credited to Mr. Didion under the Company's Deferred Compensation Plan but which are not beneficially owned by Mr. Didion.

(5) The Series A-1 Preferred Stock has two votes per share.

(6) The Series A-3 Preferred Stock has no voting rights other than those expressly required by law.

(7) Includes options for 5,934 shares of Class B-l Common Stock.

399 Venture Partners,                       B-1 Common                427,750       23.07%
  Inc.
399 Park Avenue
New York, NY 10043

                                APPRAISAL RIGHTS

     Record holders of Class B-2 Common Stock are not entitled to appraisal rights under Delaware law in connection with the Recapitalization.

                                 OTHER MATTERS

     Proposals to be submitted for the 1997 Annual Meeting of Stockholders must be received by the Company no later than December 24, 1996.



                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      JAMES J. DIDION
                                      Chairman of the Board


Los Angeles, California
September [ ], 1996

                      Exhibit A - Proposed Fourth Restated
          Certificate of Incorporation of CB Commercial Holdings, Inc.

                                FOURTH RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CB COMMERCIAL HOLDINGS, INC.


     CB Commercial Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on March 9, 1989; the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 15, 1989; the Second Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 17, 1989; and the Third Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on September 17, 1989.

     SECOND: The Fourth Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

     THIRD: The Fourth Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the Chief Executive Officer and the Secretary this __ day of ____________, 1996.


                              CB COMMERCIAL HOLDINGS, INC.



                              By _____________________________
                                     CHIEF EXECUTIVE OFFICER


ATTEST:



BY ___________________________
         SECRETARY

                                                                       EXHIBIT A

                                FOURTH RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CB COMMERCIAL HOLDINGS, INC.



          FIRST:  The name of the corporation is:
          -----

                     CB Commercial Holdings, Inc.

          SECOND: The registered office of the corporation in the State of
          ------
Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the corporation at such address is The Corporation Trust Company.


          THIRD:  The purpose of the corporation is to engage in any lawful act
          -----
or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

          FOURTH:
          ------

     A. The total number of shares of all classes of capital stock that the corporation is authorized to issue is 108,000,000, of which 8,000,000 shall be Preferred Stock ("Preferred Stock") and 100,000,000 shall be Common Stock ("Common Stock"). Both the Preferred Stock and Common Stock shall have a par value of $.01 per share.

     B.   The Common Stock may be issued from time to time as follows:

     1.  Prior to Recapitalization Date.  Prior to the Recapitalization Date
         ------------------------------
(as defined below), the Common Stock shall consist of three (3) classes: (a) _________ shares designated Class B-1 Common Stock ("B-1 Stock"), (b)
____________ shares designated Class B-2 Common Stock ("B-2 Stock") and (c)
__________ shares designated as Class C-1 Common Stock ("C-1 Stock"). The "Recapitalization Date" means the date, prior to March 31, 1997, of the closing of an IPO. An "IPO" means a sale of Common Stock in an underwritten public offering registered under the Securities Act of 1933, as amended, completed on or prior to March 31, 1996, which results in aggregate proceeds to the corporation and/or any selling stockholders (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System or the listing of such Common Stock on the New York Stock Exchange.

     Prior to the Recapitalization Date, all outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges, except as provided below:

          a.  Voting Rights.  The holders of shares of B-1 Stock and B-2 Stock
              -------------
     shall have the right to vote on all matters to be voted upon by the stockholders of the corporation. The holder of shares of B-1 Stock and B-2 Stock shall be entitled to one (1) vote per share, voting on each matter upon which such holders are entitled to vote. The holders of shares of C-1 Stock shall have no right to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

          b.  Dividend Rights.  Subject to the payment of any dividends which
              ---------------
     the holders of Preferred Stock are entitled to receive in preference to the holders of Common Stock and subject to the provisions of the Certificates of Designation, Preferences and Rights related to the Series A-1, Series A-2 and Series A-3 Preferred Stock (the "Original Preferred Stock"), the holders of shares of B-1 Stock, B-2 Stock and C-1 Stock shall be entitled to receive, as and when declared by the Board of Directors, out of any assets legally available therefor, such dividends as may be declared from time to time by the Board of Directors, allocated with respect to each share of B-1 Stock, B-2 Stock and C-1 Stock on a share-for-share basis.

          c.  Liquidation.  Upon any liquidation, dissolution or winding up of
              -----------
     the corporation, whether voluntary or involuntary, each holder of shares of Common Stock shall be entitled to share (subject to the payment of any amounts which holders of Preferred Stock are entitled to receive in preference to or pari passu with the holders of Common Stock) in the remaining assets of the corporation to be distributed among the holders of shares of the capital stock of the corporation as follows:

               i. First, each holder of shares of B-1 Stock and B-2 Stock shall be entitled to receive an amount, reduced by any prior payments to such holder pursuant to this Section B.1.c. of Article Fourth, equal to $10 per share (as adjusted for any stock dividends, combinations or splits).

               ii. Second, each holder of shares of C-1 Stock shall be entitled to receive an amount, reduced by any prior payments to such holder pursuant to this Section B.1.c. of Article Fourth, equal to the par value of each such share (as adjusted for any stock dividends, combination or splits).

               iii. Third, each holder of shares of B-1 Stock, B-2 Stock and C-1 Stock shall be entitled to share the remaining assets of the corporation to be distributed among holders of shares of the corporation's capital stock on a share-for-share basis.

     2.  On or After Recapitalization Date.  From and after the Recapitalization
         ---------------------------------
Date, the Common Stock shall consist of a single class of 100,000,000 shares, each of which shall be identical. From and after the Recapitalization Date, there shall be no cumulative voting.

     3.  Automatic Conversion of Common Stock on Recapitalization Date.
         --------------------------------------------------------------
Immediately upon the closing of an IPO on the Recapitalization Date, (a) each share of B-1 Stock and B-2 Stock shall automatically be converted into one (1) share of Common Stock and (b) provided that the IPO is at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $18.75 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), each share of C-1 Stock shall automatically be converted into shares of Common Stock at the C-1 Conversion Rate. The C-1 Conversion Rate is (a) the price at which each share of Common Stock is offered to the public in an IPO minus $10.00 per share, divided by (b) the price at which each share of Common Stock is offered to the public in an IPO. Such conversion shall have been deemed to have made immediately upon the closing of an IPO.

     C.   The Preferred Stock may be issued from time to time as follows:

     1.   Prior to Complete Conversion Date.   Prior to the date all of the
          ----------------------------------
Original Preferred Stock shall have been converted into Common Stock in accordance with the applicable Certificate of Designation, Preferences and Rights (the "Complete Conversion Date"), each holder of shares of the Original Preferred Stock shall be entitled to the rights and privileges set forth in the applicable Certificates of Designation, Preference and Rights.

     2.   After Complete Conversion Date.    After the Complete Conversion Date,
          -------------------------------
the Preferred Stock shall consist of a single class of 8,000,000 shares and may be issued from time to time in one or more series. The Board of Directors of the corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the Preferred Stock in one or more series, to fix the designation and number of shares thereof and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding, plus the number of shares of such series issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the corporation) the number of shares of any series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          FIFTH:  A director of the corporation shall not be liable to the
          -----
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

          SIXTH:
          -----

     A. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (an "Indemnitee"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The corporation shall not be required to indemnify and hold harmless a person in connection with a Proceeding (or part thereof) initiated by such person unless the Proceeding (or the part thereof initiated by such person) was authorized by the Board of Directors.

     B. The right to indemnification conferred by this Article SIXTH shall be presumed to have been relied upon by the Indemnitee and shall be enforceable as a contract right. The corporation may enter into contracts to provide individual Indemnitees with specific rights of indemnification to the fullest extent permitted by applicable law and may create trust funds, grant security interests, obtain letters of credit or use other means to ensure the payment of such amounts as may be necessary to effect the rights provided in this Article SIXTH or in any such contract.

     C. Except for any Proceeding described in the last sentence of Section A of Article SIXTH, upon making a request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification under this Article SIXTH and the corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. Such indemnification shall include the right to receive payment in advance of any reasonable expenses incurred by the Indemnitee in connection with any Proceeding (other than a Proceeding described in the last sentence of Section A of Article Sixth) consistent with the provisions of applicable law.

     D. Any repeal or modification of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of any Indemnitee existing at the time of such repeal or modification.

          SEVENTH:  The Board of Directors is authorized to adopt, amend or
          -------
repeal the by-laws of the corporation, without any action on the part of the stockholders, solely by the affirmative vote of at least a majority of the directors of the corporation then in office.

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                      OF
                          SERIES A-1 PREFERRED STOCK
                                      OF
                         CB COMMERCIAL HOLDINGS, INC.
                         ----------------------------


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-1 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.  Designation and Amount.  The shares of such series shall be designated
         ----------------------
as "Series A-1 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 1,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   Automatic Conversion of Existing Series A-1 Preferred Stock on
          -------------------------------------------------------------
Recapitalization Date. Immediately upon the closing of an IPO on the
- ---------------------
Recapitalization Date, each existing share of Series A-1 Preferred Stock of the Corporation shall be automatically converted into one (1) share of Series A-1 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

     3.   Dividends.
          ---------

     (a)  Preference Dividend
          -------------------

          (i) (A) The holders of the Series A-1 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-1 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates. In the event Common Stock to be sold in an IPO is released for sale to the public on or before March 31, 1996, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

               (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it will bear compound interest at either (i) a fixed rate of 8% per annum or
     (ii) the LIBOR Rate plus 2 1/2% per annum until paid, as irrevocably designated by each such holder of Preferred Stock pursuant to the Preferred Stockholder Agreement; provided, however, that (i) if applicable law
                            -----------------
     restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid, and (ii) in the event a contractual restriction in a credit agreement to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above. The Corporation shall not voluntarily prepay any outstanding indebtedness pursuant to the Senior Credit Agreement or the Subordinated Credit Agreement or any other indebtedness for borrowed money unless the Corporation shall have first paid the Preference Dividend and any interest required to be paid herein.

          (ii) No dividends (other than those payable solely in the Common Stock of the Corporation) shall be paid on any Common Stock of the Corporation during any fiscal year of the Corporation until Preference Dividends in the total amount required to be declared and paid on the Series A-1 Preferred Stock shall have been paid or declared and set apart during that fiscal year and any prior year in which Preference Dividends accumulated but remain unpaid.

          (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (iv) Upon the conversion of any share of Series A-1 Preferred Stock into the Corporation's Common Stock pursuant to Section 5 below, the holder of such share of Series A-1 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 2(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-1 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend) out of any assets legally available therefore a dividend on each share of Series A-1 Preferred Stock equal to sixty percent (60%) of the dividend declared and paid on each share of Common Stock.

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-1 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a) Liquidation Preference.  In the event of any liquidation, dissolution
         ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends thereon, then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share, reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-1 Preferred Stock shall rank on a parity with the Corporation's Series A-2 and A-3 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b) Distributions in Excess of Liquidation Preference.   With respect to
         -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-1 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock.

     5.  Voting Rights.  The holders of Series A-1 Preferred Stock shall have
         -------------
the following voting rights:

     (a) Each share of Series A-1 Preferred Stock shall entitle the holder thereof to two (2) votes on all matters submitted to a vote of the stockholders of the Corporation.

     (b) Except as otherwise expressly provided herein or required by law, the holders of Series A-1 Preferred Stock, the holders of the Series A-2 Preferred Stock and the holders of Common Stock entitled to vote shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (c) Except as otherwise expressly provided herein, holders of Series A-1 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     6.  Conversion.  The Series A-1 Preferred Stock shall not be convertible
         ----------
at any time the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share. Except as otherwise set forth above, any holder of Series A-1 Preferred Stock may elect to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:

     Market Price
     of Common Stock     Conversion Ratio
     ---------------     ----------------
     $10.00 to $21.99    78.00% of a share of Common Stock for each share of
                         Preferred Stock

     $22.00-$22.99       76.00% of a share of Common Stock for each share of
                         Preferred Stock

     $23.00-$23.99       74.00% of a share of Common Stock for each share of
                         Preferred Stock

     $24.00-$24.99       72.00% of a share of Common Stock for each share of
                         Preferred Stock

     $25.00-$25.99       70.00% of a share of Common Stock for each share of
                         Preferred Stock

     $26.00-$26.99       68.00% of a share of Common Stock for each share of
                         Preferred Stock

     $27.00-$27.99       66.00% of a share of Common Stock for each share of
                         Preferred Stock

     $28.00-$28.99       64.00% of a share of Common Stock for each share of
                         Preferred Stock

     $29.00-$29.99       62.00% of a share of Common Stock for each share of
                         Preferred Stock

     $30.00 and above    60.00% of a share of Common Stock for each share of
                         Preferred Stock

     Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first Market Day after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a) Adjustments to Conversion Prices for Stock Dividends and for
         ------------------------------------------------------------
Combinations or Subdivisions of Common Stock.  In the event that this
- --------------------------------------------
Corporation at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Rate for the Series A-1 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

     (b) Adjustments for Reclassification and Reorganization.  If the Common
         ---------------------------------------------------
Stock issuable upon conversion of the Series A-1 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5 above), the Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-1 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-1 Preferred Stock immediately before that change.

     (c) No Impairment.  The Corporation will not, by amendment of its
         -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-1 Preferred Stock against impairment.

     (d) Certificates as to Adjustments.  Upon the occurrence of each adjustment
         ------------------------------
or readjustment of any Conversion Rate pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-1 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A-1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate for such series of Preferred Stock at the time in effect, and
(iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-1 Preferred Stock.

     (e) Reservation of Stock Issuable Upon Conversion.  The Corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-1 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-1 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-1 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f) Fractional Shares.  No fractional share shall be issued upon the
         -----------------
conversion of any share or shares of Series A-1 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-1 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.   Reacquired Shares.  Any shares of Series A-1 Preferred Stock purchased
          -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.  Restrictions and Limitations.  So long as any shares of Preferred
         ----------------------------
Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, A-2 and A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.  Definitions.
         -----------

     "IPO" means an underwritten offering of shares of common stock by Holdings which is completed on or before March 31, 1997 and which raises gross proceeds of $75,000,000 or more and results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "LIBOR Rate" means the rate per annum (rounded upwards, if any, to the next higher 1/16th of 1%) on the basis of the offered rate of deposits in U.S. dollars to The Sumitomo Bank, Limited in the London interbank market in amounts comparable to the aggregate amount of any dividend which was required to have been declared and paid and for a period of six months as of approximately 11:00 a.m. (London time) on the day any dividend was required to have been declared and paid or, if such day is not a LIBOR Business Day, the next succeeding LIBOR Business Day.

     "LIBOR Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required to close and any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a period of consecutive days which includes 20 days on which the common stock was traded.

     "Preferred Stockholder Agreement" means the Agreement dated August 30, 1996 by and among the Corporation and Kagima U.S.A., Inc., Fukoku Mutual Life Insurance Company, Kasen Development, Inc. and S.R.E.S.-Fifth Avenue, Inc.

     "Senior Credit Agreement" means the Amended and Restated Senior Secured Credit Agreement dated as of July 1, 1994, as amended, between CB Commercial Real Estate Group, Inc. and The Sumitomo Bank, Limited.

     "Subordinated Credit Agreement" means the Senior Subordinated Credit Agreement dated as of July 20, 1990 between CB Commercial Real Estate Group, Inc. and Sumitomo Finance (Dublin) Limited.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-1 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this _____ day of _______________, 199__.



                              _________________________________
                                   CHIEF EXECUTIVE OFFICER



                              ATTEST:



                              ________________________________
                                         SECRETARY

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                       OF
                           SERIES A-2 PREFERRED STOCK
                                       OF
                          CB COMMERCIAL HOLDINGS, INC.
                          ----------------------------


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-2 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.  Designation and Amount.  The shares of such series shall be designated
         ----------------------
as "Series A-2 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 2,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-2 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.  Automatic Conversion of Existing Series A-2 Preferred Stock on
         --------------------------------------------------------------
Recapitalization Date.  Immediately upon the closing of an IPO on the
- ---------------------
Recapitalization Date, each existing share of Series A-2 Preferred Stock of the Corporation shall be automatically converted into one (1) share of Series A-2 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

     3.   Dividends.
          ---------

     (a)  Preference Dividend
          -------------------

          (i) (A) The holders of the Series A-2 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-2 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates. In the event Common Stock to be sold in an IPO is released for sale to the public on or before March 31, 1996, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

               (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it
                                                                   -------
     will bear compound interest at either (i) a fixed rate of 8% per annum or
     (ii) the LIBOR Rate plus 2 1/2% per annum until paid, as irrevocably designated by each holder of Preferred Stock pursuant to the Preferred Stockholder Agreement; provided, however, that (i) if applicable law
                            -----------------
     restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid, and (ii) in the event a contractual restriction in a credit agreement to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above. The Corporation shall not voluntarily prepay any outstanding indebtedness pursuant to the Senior Credit Agreement or the Subordinated Credit Agreement or any other indebtedness for borrowed money unless the Corporation shall have first paid the Preference Dividend and any interest required to be paid herein.

          (ii) No dividends (other than those payable solely in the Common Stock of the Corporation) shall be paid on any Common Stock of the Corporation during any fiscal year of the Corporation until Preference Dividends in the total amount required to be declared and paid on the Series A-2 Preferred Stock shall have been paid or declared and set apart during that fiscal year and any prior year in which Preference Dividends accumulated but remain unpaid.

          (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (iv) Upon the conversion of any share of Series A-2 Preferred Stock into the Corporation's Common Stock pursuant to Section 5 below, the holder of such share of Series A-2 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 2(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-2 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend) out of any assets legally available therefore a dividend on each share of Series A-2 Preferred Stock equal to sixty percent (60% of the dividend declared and paid on each share of Common Stock.

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-2 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a)  Liquidation Preference.  In the event of any liquidation, dissolution
          ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-2 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends thereon, then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share, reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-2 Preferred Stock shall rank on a parity with the Corporation's Series A-1 and A-3 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b)  Distributions in Excess of Liquidation Preference.   With respect to
          -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-2 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock.

     5.   Voting Rights.  The holders of Series A-2 Preferred Stock shall have
          -------------
the following voting rights:

     (a) Each share of Series A-2 Preferred Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders of the Corporation.

     (b) Except as otherwise expressly provided herein or required by law, the holders of Series A-1 Preferred Stock, the holders of the Series A-2 Preferred Stock and the holders of Common Stock entitled to vote shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (c) Except as otherwise expressly provided herein, holders of Series A-2 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     6.   Conversion.  The Series A-2 Preferred Stock shall not be convertible
          ----------
at any time the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share. Except as otherwise set forth above, any holder of Series A-2 Preferred Stock may elect to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:


     Market Price
     of Common Stock     Conversion Ratio
     ---------------     ----------------

     $10.00 to $21.99    78.00% of a share of Common Stock for each share of
                         Preferred Stock

     $22.00-$22.99       76.00% of a share of Common Stock for each share of
                         Preferred Stock

     $23.00-$23.99       74.00% of a share of Common Stock for each share of
                         Preferred Stock

     $24.00-$24.99       72.00% of a share of Common Stock for each share of
                         Preferred Stock

     $25.00-$25.99       70.00% of a share of Common Stock for each share of
                         Preferred Stock

     $26.00-$26.99       68.00% of a share of Common Stock for each share of
                         Preferred Stock

     $27.00-$27.99       66.00% of a share of Common Stock for each share of
                         Preferred Stock

     $28.00-$28.99       64.00% of a share of Common Stock for each share of
                         Preferred Stock

     $29.00-$29.99       62.00% of a share of Common Stock for each share of
                         Preferred Stock

     $30.00 and above    60.00% of a share of Common Stock for each share of
                         Preferred Stock

     Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first Market Day after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a) Adjustments to Conversion Prices for Stock Dividends and for
         ------------------------------------------------------------
Combinations or Subdivisions of Common Stock.  In the event that this
- --------------------------------------------
Corporation at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Rate for the Series A-2 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

     (b) Adjustments for Reclassification and Reorganization.  If the Common
         ---------------------------------------------------
Stock issuable upon conversion of the Series A-2 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5 above), the Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-2 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-2 Preferred Stock immediately before that change.

     (c) No Impairment.  The Corporation will not, by amendment of its
         -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-2 Preferred Stock against impairment.

     (d) Certificates as to Adjustments.  Upon the occurrence of each adjustment
         ------------------------------
or readjustment of any Conversion Rate pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-2 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A-2 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate for such series of Preferred Stock at the time in effect, and
(iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-2 Preferred Stock.

     (e) Reservation of Stock Issuable Upon Conversion.  The Corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-2 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-2 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-2 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f) Fractional Shares.  No fractional share shall be issued upon the
         -----------------
conversion of any share or shares of Series A-2 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-2 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.   Reacquired Shares.  Any shares of Series A-2 Preferred Stock purchased
          -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.   Restrictions and Limitations.  So long as any shares of Preferred
          ----------------------------
Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, A-2 and A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.   Definitions.
          -----------

     "IPO" means an underwritten offering of shares of common stock by Holdings which is completed on or before March 31, 1997 and which raises gross proceeds of $75,000,000 or more and results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "LIBOR Rate" means the rate per annum (rounded upwards, if any, to the next higher 1/16th of 1%) on the basis of the offered rate of deposits in U.S. dollars to The Sumitomo Bank, Limited in the London interbank market in amounts comparable to the aggregate amount of any dividend which was required to have been declared and paid and for a period of six months as of approximately 11:00 a.m. (London time) on the day any dividend was required to have been declared and paid or, if such day is not a LIBOR Business Day, the next succeeding LIBOR Business Day.

     "LIBOR Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required to close and any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a period of consecutive days which includes 20 days on which the common stock was traded.

     "Preferred Stockholder Agreement" means the Agreement dated August 30, 1996 by and among the Corporation and Kajima U.S.A., Inc., Fukoku Mutual Life Insurance Company, Kasen Development, Inc. and S.R.E.S.-Fifth Avenue, Inc.

     "Senior Credit Agreement" means the Amended and Restated Senior Secured Credit Agreement dated as of July 1, 1994, as amended, between CB Commercial Real Estate Group, Inc. and The Sumitomo Bank, Limited.

     "Subordinated Credit Agreement" means the Senior Subordinated Credit Agreement dated as of July 20, 1990 between CB Commercial Real Estate Group, Inc. and Sumitomo Finance (Dublin) Limited.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-2 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this _____ day of _______________, 199__.



                              _________________________________
                                      CHIEF EXECUTIVE OFFICER



                              ATTEST:



                              ________________________________
                                           SECRETARY

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                       OF
                           SERIES A-3 PREFERRED STOCK
                                       OF
                          CB COMMERCIAL HOLDINGS, INC.
                          ----------------------------


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-3 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.  Designation and Amount.  The shares of such series shall be designated
         ----------------------
as "Series A-3 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 1,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-3 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   Automatic Conversion of Existing Series A-3 Preferred Stock on
          --------------------------------------------------------------
Recapitalization Date.  Immediately upon the closing of an IPO on the
- ---------------------
Recapitalization Date, each existing share of Series A-3 Preferred Stock of the Corporation shall be automatically converted into one (1) share of Series A-3 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

     3.  Dividends.
         ---------

     (a)  Preference Dividend
          -------------------

          (i) (A) The holders of the Series A-3 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-3 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates. In the event Common Stock to be sold in an IPO is released for sale to the public on or before March 31, 1996, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

               (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it will bear compound interest at either (i) a fixed rate of 8% per annum or
     (ii) the LIBOR Rate plus 2 1/2% per annum until paid, as irrevocably designated by each holder of Preferred Stock pursuant to the Preferred Stockholder Agreement; provided, however, that (i) if applicable law
                            -----------------
     restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid, and (ii) in the event a contractual restriction in a credit agreement to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above. The Corporation shall not voluntarily prepay any outstanding indebtedness pursuant to the Senior Credit Agreement or the Subordinated Credit Agreement or any other indebtedness for borrowed money unless the Corporation shall have first paid the Preference Dividend and any interest required to be paid herein.

          (ii) No dividends (other than those payable solely in the Common Stock of the Corporation) shall be paid on any Common Stock of the Corporation during any fiscal year of the Corporation until Preference Dividends in the total amount required to be declared and paid on the Series A-3 Preferred Stock shall have been paid or declared and set apart during that fiscal year and any prior year in which Preference Dividends accumulated but remain unpaid.

          (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (iv) Upon the conversion of any share of Series A-3 Preferred Stock into the Corporation's Common Stock pursuant to Section 5 below, the holder of such share of Series A-3 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 2(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-3 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend) out of any assets legally available therefore a dividend on each share of Series A-3 Preferred Stock equal to sixty percent (60% of the dividend declared and paid on each share of Common Stock.

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-3 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a)  Liquidation Preference.  In the event of any liquidation, dissolution
          ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-3 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends thereon, then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share, reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-3 Preferred Stock shall rank on a parity with the Corporation's Series A-1 and A-2 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b)  Distributions in Excess of Liquidation Preference.   With respect to
          -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-3 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock.

     5.   Voting Rights.  The holders of Series A-3 Preferred Stock shall have
          -------------
no right to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporations Law.

     6.   Conversion.  The Series A-3 Preferred Stock shall not be convertible
          ----------
at any time the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share. Except as otherwise set forth above, any holder of Series A-3 Preferred Stock may elect to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:


     Market Price
     of Common Stock        Conversion Ratio
     ---------------        ----------------
     $10.00 to $21.99       78.00% of a share of Common Stock for each share of
                            Preferred Stock

     $22.00-$22.99          76.00% of a share of Common Stock for each share of
                            Preferred Stock

     $23.00-$23.99          74.00% of a share of Common Stock for each share of
                            Preferred Stock

     $24.00-$24.99          72.00% of a share of Common Stock for each share of
                            Preferred Stock

     $25.00-$25.99          70.00% of a share of Common Stock for each share of
                            Preferred Stock

     $26.00-$26.99          68.00% of a share of Common Stock for each share of
                            Preferred Stock

     $27.00-$27.99          66.00% of a share of Common Stock for each share of
                            Preferred Stock

     $28.00-$28.99          64.00% of a share of Common Stock for each share of
                            Preferred Stock

     $29.00-$29.99          62.00% of a share of Common Stock for each share of
                            Preferred Stock

     $30.00 and above       60.00% of a share of Common Stock for each share of
                            Preferred Stock

     Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first Market Day after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a)  Adjustments to Conversion Prices for Stock Dividends and for
          ------------------------------------------------------------
Combinations or Subdivisions of Common Stock.  In the event that this
- --------------------------------------------
Corporation at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Rate for the Series A-3 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

     (b)  Adjustments for Reclassification and Reorganization.  If the Common
          ---------------------------------------------------
Stock issuable upon conversion of the Series A-1 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5 above), the Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-1 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-3 Preferred Stock immediately before that change.

     (c)  No Impairment.  The Corporation will not, by amendment of its
          -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-3 Preferred Stock against impairment.

     (d)  Certificates as to Adjustments. Upon the occurrence of each adjustment
          ------------------------------
or readjustment of any Conversion Rate pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-3 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A-3 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-3 Preferred Stock.

     (e)  Reservation of Stock Issuable Upon Conversion.  The Corporation shall
          ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-3 Preferred

Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-3 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-3 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f)  Fractional Shares.  No fractional share shall be issued upon the
          -----------------
conversion of any share or shares of Series A-3 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-3 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.   Reacquired Shares.  Any shares of Series A-3 Preferred Stock purchased
          -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.   Restrictions and Limitations.  So long as any shares of Preferred
          ----------------------------
Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, A-2 and A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.   Definitions.
          -----------

     "IPO" means an underwritten offering of shares of common stock by Holdings which is completed on or before March 31, 1997 and which raises gross proceeds of $75,000,000 or more and results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "LIBOR Rate" means the rate per annum (rounded upwards, if any, to the next higher 1/16th of 1%) on the basis of the offered rate of deposits in U.S. dollars to The Sumitomo Bank, Limited in the London interbank market in amounts comparable to the aggregate amount of any dividend which was required to have been declared and paid and for a period of six months as of approximately 11:00 a.m. (London time) on the day any dividend was required to have been declared and paid or, if such day is not a LIBOR Business Day, the next succeeding LIBOR Business Day.

     "LIBOR Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required to close and any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a period of consecutive days which includes 20 days on which the common stock was traded.

     "Preferred Stockholder Agreement" means the Agreement dated August 30, 1996 by and among the Corporation and Kajima U.S.A., Inc., Fukoku Mutual Life Insurance Company, Kasen Development, Inc. and S.R.E.S.-Fifth Avenue, Inc.

     "Senior Credit Agreement" means the Amended and Restated Senior Secured Credit Agreement dated as of July 1, 1994, as amended, between CB Commercial Real Estate Group, Inc. and The Sumitomo Bank, Limited.

     "Subordinated Credit Agreement" means the Senior Subordinated Credit Agreement dated as of July 20, 1990 between CB Commercial Real Estate Group, Inc. and Sumitomo Finance (Dublin) Limited.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-3 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this _____ day of _______________, 199__.



                                    _________________________________
                                         CHIEF EXECUTIVE OFFICER



                                    ATTEST:


                                    ________________________________
                                               SECRETARY

                           Exhibit B - Third Restated
          Certificate of Incorporation of CB Commercial Holdings, Inc.

                                THIRD RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                         CB COMMERCIAL HOLDINGS, INC.


     FIRST: The name of the corporation is CB Commercial Holdings, Inc. (hereinafter the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent thereat is The Corporation Trust Company.

     THIRD: The nature of the business of the Corporation and the purposes to be conducted or promoted are to engage in any lawful act or activity within the purposes for which corporations may be organized under the General Corporation Law of the State of Delaware as the same may be amended from time to time, or any successor statute thereto (the "Delaware General Corporation Law").

     FOURTH: The total number of shares of all classes ("Classes") of stock ("Capital Stock") which the Corporation shall have the authority to issue is 27,200,002, which shall consist of 8,000,000 shares of Preferred Stock ("Preferred Stock") having a par value of $0.01 per share, and 19,200,002 shares of Common Stock ("Common Stock") having a par value of

$0.01 per share. The Preferred Stock shall be of one class ("Class"), designated "Preferred Stock," which shall be divided into three (3) series ("Series"), as follows: (i) 2,000,000 shares designated Series A-1 Preferred Stock (hereinafter "A-1 Stock"); (ii) 4,000,000 shares designated Series A-2 Preferred Stock (hereinafter "A-2 Stock"); and (iii) 2,000,000 shares designated Series A-3 Preferred Stock (hereinafter "A-3 Stock"). The Common Stock shall be divided into five (5) Classes, as follows: (i) 4,000,000 shares designated Class B-1 Common Stock (hereinafter "B-1 Stock"); (ii) 12,000,000 shares designated Class B-2 Common Stock (hereinafter "B-2 Stock"); (iii) 1,600,000 shares designated Class C-1 Common Stock (hereinafter "C-1 Stock"); (iv) 1,600,000 shares designated Class C-R Common Stock (hereinafter "C-R Stock"); and (v) 2 shares designated Class J Common Stock (hereinafter "J Stock"). There shall be no Class A Common Stock. The Corporation may, in its sole discretion, issue fractional shares of any Class or Series of its Capital Stock, and in determining any such fraction may determine the number of decimal places to which any such fraction shall be carried and the method of rounding with respect thereto. The number of authorized shares of any Class, Classes or Series of Capital Stock may be increased or decreased (but not below the number of shares thereof then outstanding) as follows (i) until April 15, 1994, by the affirmative vote of shares representing two-thirds (2/3) of the votes entitled to be cast, including two-thirds (2/3) of the votes of the holders of A-1 Stock and A-2 Stock (voting together as a single Class) and two-thirds (2/3) of the votes of the holders of B-1 Stock and B-2 Stock (voting as a single class) and (ii) thereafter, by the affirmative vote of a majority of the shares of Capital Stock of the Corporation entitled to vote.

     The following is a statement of the designations, rights, qualifications, preferences, limitations and restrictions in respect of each Class and Series of Capital Stock of the Corporation.

1.   Voting Rights.
     -------------

     A.   Preferred Stock.
          ---------------

          (a) A-1 Stock. The holders of shares of A-1 Stock shall have the right
              ---------
to vote on all matters to be voted upon by the stockholders of the Corporation, except as otherwise provided, pursuant to this Subsection (a) of Section A of Paragraph 1 of this Article Fourth, with respect to the election of certain directors of the Corporation. The holder of each share of A-1 Stock shall be entitled to two (2) votes per share, voting on each matter upon which such holders are entitled to vote. With regard to the election of directors, the holders of shares of A-1 Stock, voting together with the holders of shares of A-2 Stock as if the A-1 Stock and the A-2 Stock were a single Class, shall have the right to elect five (5) directors. Said five (5) directors shall be designated as "Class I-1 Directors."

The holder of each share of A-1 Stock shall be entitled to two (2) votes per share with respect to the election of each such Class I-1 Director. There shall be no cumulative voting.

          (b) A-2 Stock. The holders of shares of A-2 Stock shall have the right
              ---------
to vote on all matters to be voted upon by the stockholders of the Corporation, except as otherwise provided, pursuant to this Subsection (b) of Section A of Paragraph 1 of this Article Fourth, with respect to the election of certain directors of the Corporation. The holder of each share of A-2 Stock shall be entitled to one (1) vote per share, voting on each matter upon which such holders are entitled to vote. With regard to the election of directors, the holders of shares of A-2 Stock, voting together with the holders of shares of A-1 Stock as if the A-2 Stock and the A-1 Stock were a single Class, shall have the right to elect five (5) directors. Said five (5) directors shall be designated as "Class I-1 Directors." The holder of each share of A-2 Stock shall be entitled to one (1) vote per share with respect to the election of each such Class I-1 Director. There shall be no cumulative voting.

          (c) A-3 Stock. The holders of shares of A-3 Stock shall have no right
              ---------
to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

     B.   Common Stock.
          ------------

          (a) B-1 Stock. The holders of shares of B-1 Stock shall have the right
              ---------
to vote on all matters to be voted upon by the stockholders of the Corporation, except as otherwise provided, pursuant to this Subsection (a) of Section B of Paragraph 1 of this Article Fourth, with respect to the election of certain directors of the Corporation. The holder of each share of B-1 Stock shall be entitled to one (1) vote per share, voting on each matter upon which such holders are entitled to vote. With regard to the election of directors, the holders of shares of B-1 Stock, voting together as a single Class, shall have the right to elect two (2) directors. Said two (2) directors shall be designated as "Class I-2 Directors." The holder of each share of B-1 Stock shall be entitled to one (1) vote per share with respect to the election of each such Class I-2 Director. There shall be no cumulative voting.

          (b) B-2 Stock. The holders of shares of B-2 Stock shall have the right
              ---------
to vote on all matters to be voted upon by the stockholders of the Corporation, except as otherwise provided, pursuant to this Subsection (b) of Section B of Paragraph 1 of this Article Fourth with respect to the election of certain directors. The holder of each share of B-2 Stock shall be entitled to one (1) vote per share, voting on each matter upon which such holders are entitled to vote. With regard to the election of directors, the holders of shares of B-2 Stock, voting together as a single Class, shall have the right to elect seven (7) directors. Said seven (7) directors shall be designated as "Class M Directors." The holder of each share of B-2 Stock shall be entitled to one (1) vote per share with respect to the election of each such Class M Director. There shall be no cumulative voting.

          (c) C-1 Stock. The holders of shares of C-1 Stock shall have no right
              ---------
to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

          (d) C-R Stock. The holders of shares of C-R Stock shall have no right
              ---------
to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

          (e) J Stock. With regard to the election of directors, the holders of
              -------
shares of J Stock shall have the right to nominate three (3) directors. Said three (3) directors shall be designated as "Class J Directors." The three nominees shall be submitted to the vote of the holders of A-1 Stock, A-2 Stock, B-1 Stock, B-2 Stock and J Stock, voting as a single class, each of whom shall be entitled to one (1) vote per share, except for the holders of shares of A-1 Stock each of whom shall be entitled to two (2) votes per share, with respect to the election of each such Class J Director. Nothing contained in this paragraph shall limit the ability of the holders of A-1 Stock, A-2 Stock, B-1 Stock, B-2 Stock or J Stock to nominate one or more nominees for Class J Directors at the meeting at which such directors are to be elected. There shall be no cumulative voting. Except with respect to the election of directors, the holders of shares of J Stock shall have no right to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

     C.   Special Voting Provisions in the Event of Insufficient Class M
          --------------------------------------------------------------
Capital. Notwithstanding the provisions of Sections A and B of Paragraph 1 of
- -------
this Article Fourth with respect to the number of directors to be elected by the holders of A-1 Stock, A-2 Stock, B-1 Stock, B-2 Stock and J Stock, and the provisions of Paragraph 1 of Article Fifth of this Certificate of Incorporation with respect to the number of directors and designation of Classes of directors, in the event that the "Class M Capital" of the Corporation (as that term is defined below) does not equal at least Twenty Million Dollars ($20,000,000) at the completion of the "Public Offering" (as that term is defined below), then the Class of directors designated as Class J Directors shall cease to exist, and the holders of shares of A-1 Stock and A-2 Stock (voting together as if the A-1 Stock and A-2 Stock were a single Class), and the holders of shares of B-1 Stock (voting together as a single Class), and the holders of B-2 Stock (voting together as a single Class), each shall be entitled to elect one (1) director for each at least Ten Million Dollars ($10,000,000) of equity invested thereby (including the amount invested by the holders of A-3 Stock, such amount being deemed for this purpose to have been invested by the holders of the A-1 Stock and A-2 Stock) in the Corporation (without deduction for the costs of the sale of the shares of B-2 Stock in the Public Offering), rounded to the nearest Ten Million Dollars ($10,000,000), plus one (1) additional Class I-2 Director to be selected by the holders of the B-1 Stock; provided that, except as otherwise provided with regard to the Class J Directors (which Class of directors shall cease to exist), the provisions of Sections A and B of Paragraph 1 of this Article Fourth and Section B of Paragraph 1 of Article Fifth relating to the designation of Classes of directors and to the rights of the holder of a particular Class or Series of Capital Stock of the Corporation to elect only directors that belong to certain Classes of directors, shall continue to apply. For purposes of this Section C of Paragraph 1 of Article Fourth, the "Class M Capital" of the Corporation shall equal the amount invested (without deduction for the costs of the sale of such shares) by the employees of the Corporation or any direct or indirect subsidiary thereof through the purchase of shares of B-2 Stock as of the earlier of (i) August 31, 1989, or (ii) the date that is sixty (60) days from the date of commencement of a public offering (the "Public Offering") of shares of the B-2 Stock to employees of the Corporation or any direct or indirect subsidiary of the Corporation, subject to the right of the Corporation to extend such dates until October 18, 1989. In the event that the Class M Capital does not equal at least Twenty Million Dollars ($20,000,000) after the completion of the Public Offering, the total number of directors which shall constitute the entire Board of Directors, as well as the number of directors of each Class, shall be reduced automatically, without any action by the Board of Directors, within fifteen (15) days following the termination of such Public Offering, to the number prescribed herein, and the number of directors constituting the entire Board of Directors, as well as the number of directors of any Class affected by such removal, shall be decreased by the number of directors of such Class so removed; provided, however, that the particular directors of any Class to be removed shall be designated by the holders of the Class of Capital Stock that elected such directors, in the manner provided in Sections A and B of Paragraph 1 of this Article Fourth for election of such directors. No action by any director or officer of the Corporation shall be necessary to effect any decrease in the number of directors or of any Class of directors required by this Section C of Paragraph 1 of this Article Fourth, and such decrease shall not constitute an amendment of this Certificate of Incorporation or any By-Law of the Corporation, or a change in the number of directors or the designation of a member of any Class of directors for purposes of this Certificate of Incorporation or for purposes of either Article II, Section 10 or Article III, Section 6 of the By-Laws of the Corporation. In the event the Class M Capital equals at least Twenty Million Dollars ($20,000,000) at the completion of the Public Offering, the provisions of this Section C of Paragraph 1 of Article Fourth on and at all times after such date shall be of no further force and effect.

     D.   Method of Voting. Except as provided by this Certificate of
          ----------------
Incorporation with respect to the election of directors or in the By-Laws of the Corporation, or as specifically required by the Delaware General Corporation Law, all shares of A-1 Stock, A-2 Stock, B-1 Stock and B-2 Stock and, to the extent permitted to vote as provided herein, A-3 Stock, C-1 Stock, C-R Stock and J Stock, shall vote together as a single Class on each matter to be voted upon by the stockholders or by the holders of one or more Series or Classes of Capital Stock of the Corporation.

2.   Dividend Rights.
     ---------------

     A.   Preference Dividend on Preferred Stock.
          --------------------------------------

          (a) Dividend Rate. The holders of shares of A-1 Stock, A-2 Stock and
              -------------
A-3 Stock shall be entitled to receive dividends, as and when declared by the Board of Directors out of any assets legally available therefor, in any fiscal year beginning with the fiscal year commencing January 1, 1990, prior and in preference to the declaration or payment of any dividend with respect to shares of B-1 Stock, B-2 Stock, C-1 Stock and/or C-R Stock, at the rate of ten percent (10%) per annum on the Initial Purchase Price (as that term is defined in Section B of

Paragraph 4 of this Article Fourth) with respect to each such share (the "Preference Dividend").

          (b) Accumulation. Until December 31, 1991, the Preference Dividend
              ------------
shall be noncumulative and, from and after January 1, 1992, the Preference Dividend shall be cumulative in nature. Notwithstanding the foregoing, for the fiscal years commencing January 1, 1990 and 1991, the Preference Dividend (or any unpaid portion thereof) shall be cumulative, to the extent not paid currently, with respect to either of such years in which operating income of the Corporation, before deduction of incentive compensation and unallocated corporate expenses, as determined by the independent accountants for the Corporation ("Measuring Income"), is in excess of the "Compounding Threshold" for that year, as defined in Subsection (d) of this Section A of Paragraph 2 of this Article Fourth.

          (c) Interest on Accumulated Preference Dividends. To the extent that
              --------------------------------------------
the Preference Dividend (or any portion thereof) is not paid when due for any fiscal year commencing on or after January 1, 1990, and Measuring Income for such year exceeds the Compounding Threshold for that year, as defined below, such unpaid Preference Divided for that year shall bear interest at the rate of twelve percent (12%) per annum, compounded annually, which interest shall commence with the first day of the fiscal year subsequent to the year to which the unpaid Preference Dividend relates, and shall continue until paid.

          (d) Definition of "Compounding Threshold." The "Compounding Threshold"
              ------------------------------------
shall be as follows with respect to each of the fiscal years commencing January 1, 1990


                   Year Commencing                  Compounding
                      January 1                      Threshold
                ----------------------             ------------

                      1990                         $ 60,000,000
                      1991                           60,000,000
                      1992                           84,100,000
                      1993                          102,600,000
                      1994                          108,500,000
                      1995                          116,900,000
                      1996                          125,800,000
                      1997                          135,100,000
                      1998 and
                      subsequent years              145,000,000

          (e) Time of Payment. The Preference Dividend shall be payable, in
              ---------------
cash, annually with respect to each fiscal year commencing with the fiscal year commencing January 1, 1990, within sixty (60) calendar days following the close of such fiscal year of the Corporation, to holders of record as of the close of business on the business day next preceding the day on which the Board of Directors declares such Preference Dividend to be payable.

          (f)  Method of Allocation. The Preference Dividend shall be declared
               --------------------
and paid pro rata with respect to all shares of A-1 Stock, A-2 Stock and A-3
         --------
Stock, considered as a single Class.

     B.   Other Dividends on Preferred Stock. Subject to the Preference Dividend
          ----------------------------------
and the prior right(s) of holders of shares of any and all other Classes or Series of Capital Stock of the Corporation then outstanding having prior or superior rights as to dividends, the holders of shares of A-l Stock, A-2 Stock and A-3 Stock, considered as a single Class, shall be entitled to receive, as and when declared by the Board of Directors, out of any assets legally available therefor, such dividends in addition to the Preference Dividend as may be declared from time to time by the Board of Directors.

     C.   Dividends of Common Stock.
          -------------------------

          (a)  B-1 Stock, B-2 Stock, C-l Stock and C-R Stock.  Subject to the
               ---------------------------------------------
prior right(s) of holders of shares of any and all other Classes of Series of Capital Stock then outstanding having prior or superior rights as to dividends, the holders of shares of B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock shall be entitled to receive, as and when declared by the Board of Directors, out of any assets legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          (b)  J Stock.  The holders of shares of J Stock shall not be entitled
               -------
to receive any dividends.

     D.   Sharing of Dividends in Excess of the Preference Dividend Among
          ---------------------------------------------------------------
Preferred Stock and Common Stock.
- --------------------------------

          (a)  General Rule.  The Corporation shall not declare and/or pay any
               ------------
dividend (other than the Preference Dividend), whether denominated in cash, stock or otherwise, with respect to the shares of any Class or Series of Capital Stock, unless it declares and/or pays a proportionate dividend, denominated in the same form, with respect to each other Class or Series of Capital Stock entitled to receive dividends, as provided in Subsections (b) and (c) of this Section D of Paragraph 2 of this Article Fourth.

          (b)  Prior to Final C-R Date.  Any dividend declared and/or paid
               -----------------------
pursuant to this Section D of Paragraph 2 of this Article Fourth prior to the Final C-R Date (as that term is defined in Subsection (a) of Section D of Paragraph 4 of this Article Fourth) shall be allocated on a share-for-share basis with respect to each share of B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock and, with respect to each share of A-1 Stock, A-2 Stock and A-3 Stock, at the rate of sixty percent (60%) of the amount attributable to each share of B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock.

          (c)  Subsequent to Final C-R Date. From and after the Final C-R Date
               ----------------------------
(as that term is defined in Subsection (a) of Section D of Paragraph 4 of this Article Fourth), and so long as the Corporation has not thereafter Issued (as the term is defined in Subsection (c)(l) of Section B of Paragraph 3 of this Article Fourth) shares of B-2 Stock pursuant to Options (as that term is defined in Subsection (c)(1) of Section B of Paragraph 3 of this Article Fourth), dividends shall be allocated as provided in Subsection (b) of this Section D of Paragraph 2 of this Article Fourth. From and after such time, if ever, following the Final C-R Date, at which the Corporation has Issued shares of B-2 Stock pursuant to Options, any dividend declared and/or paid pursuant to this Section D of Paragraph 2 of this Article Fourth shall be allocated among the outstanding Classes of Capital Stock entitled to receive dividends (i.e., A-1 Stock, A-2
                                                        ----
Stock, A-3 Stock, B-1 Stock, B-2 Stock and C-1 Stock) in the following manner:
(i) with respect to each share of A-1 Stock, A-2 Stock, and A-3 Stock and each share of C-1 Stock, in the proportions provided in Subsection (b) of this Section D of Paragraph 2 of this Article Fourth (i.e., 60% with respect to the
                                                 ----
A-1, A-2 and A-3 Stock and 100% with respect to the C-l Stock), computed on the basis of the total number of shares of Capital Stock of the Corporation issued and outstanding, reduced by the number of shares of B-2 Stock Issued pursuant to Options subsequent to the Final C-R Date; and (ii) with respect to each share of B-l Stock and B-2 Stock, on a share-for-share basis to the extent that funds paid or available for the payment of such dividend have not been allocated or paid with respect to shares of A-l Stock, A-2 Stock, A-3 Stock and C-1 Stock as provided in clause (i) of this sentence.

3.   Redemption; Calls for Repurchase.
     --------------------------------

     A.   Preferred Stock.  No shares of A-1 Stock, A-2 Stock or A-3 Stock shall
          ---------------
be redeemable; provided, however, that the holders of shares of A-1 Stock, A-2 stock and/or A-3 Stock may provide, by contract with the Corporation, for the resale to the Corporation of some or all of such shares held thereby at such price, at such time and on such other terms and subject to such other conditions as shall be provided by such contract by agreement of the parties thereto.

     B.   Common Stock.
          ------------
          (a)  B-1 Stock and B-2 Stock.  No shares of B-1 Stock or B-2 Stock
               -----------------------
shall be redeemable; provided, however, that the holders of shares of B-1 Stock and/or B-2 Stock may provide, by contract with the Corporation, for the resale to the Corporation of some or all of such shares held thereby at such price, at such time and on such other terms and subject to such other conditions as shall be provided by such contract by agreement of the parties thereto.

          (b)  C-1 Stock.  No shares of C-1 Stock shall be redeemable; provided,
               ---------
however, that the holders of shares of C-1

Stock may provide, by contract with the Corporation, for the resale to the Corporation of some or all of such shares held thereby at such price, at such time and on such other terms and subject to such other conditions as shall be provided by such contract by agreement of the parties thereof.

          (c)  C-R Stock.
               ---------

          (1)  Shares of C-R Stock Subject to Call.  All or any part of the
               -----------------------------------
shares of C-R Stock shall be subject to repurchase by the Corporation as provided herein (the "C-R Call"). Shares of C-R Stock shall be called for repurchase on the basis of one (1) share of C-R Stock for each share of B-2 Stock "Issued" (as that term is defined below) pursuant to options granted by the Corporation to employees of the Corporation or any of its wholly-owned subsidiaries ("Options") for the purchase of shares of B-2 Stock, which Options, if all were exercised and shares of B-2 Stock were Issued (as that term is defined below) pursuant thereto, would represent ten percent (10%) of the "Residual Profits Interest" in the Corporation (as that term is defined below) that would be represented by then-outstanding shares of the Capital Stock of the Corporation, after giving effect to the Issuance of shares of B-2 Stock pursuant to all such Options. For purposes of this Certificate of Incorporation, shares of B-2 Stock shall be deemed to be "Issued" pursuant to Options, and an "Issuance" of shares of B-2 Stock pursuant to Option shall be deemed to have occurred, as of the date upon which the holder of such Options has exercised Options in the manner required by the Option agreement, contract or other document governing such Options. For purposes of this Certificate of Incorporation, the term "Residual Profits Interest" shall mean the interest of any share of Capital Stock in all dividends or other distributions of cash or property paid or payable by the Corporation, other than the Preference Dividend and the Invested Capital Preference, as such terms are defined in Section A of Paragraph 2 of this Article Fourth and Section B of Paragraph 4 of this Article Fourth, respectively.

          (2)  Distribution of Call.  Each record holder of shares of C-R Stock
               --------------------
shall be obligated to resell to the Corporation, pursuant to the C-R Call, a portion of the aggregate number of shares of C-R Stock subject to the C-R Call equal to the number of shares of C-R Stock subject to the C-R Call, multiplied by a fraction, the numerator of which is the number of shares of C-R Stock held of record by such holder and the denominator of which is the total number of shares of C-R Stock outstanding on the C-R Call Effective Date (as defined in Subsection (c)(4) of this Section B of Paragraph 3 of this Article Fourth). The Corporation may, in its sole discretion, call for repurchase fractional shares of C-R Stock and may determine the number of decimal places to which any such fraction shall be carried and the method of rounding with respect thereto.

          (3)  Call Price.  The record holder of each share or fractional share
               ----------
of C-R Stock called for repurchase pursuant to this Subsection (c)(3) of Section B of Paragraph 3 of this Article Fourth shall, upon surrender of the certificate or certificates representing the shares so called, be entitled to receive an amount equal to the par value of such share (i.e., $.01 per share) (the "C-R
                                             ----
Call Price"), multiplied by the number of shares held by such record holder that have been called pursuant to the C-R Call.

          (4)  Procedures.  In the event that shares of B-2 Stock are Issued
               ----------
pursuant to Options, the Board of Directors may at any time call for repurchase pursuant to a C-R Call a number of shares of C-R Stock equal to the number of shares of B-2 Stock Issued pursuant to such Options, so long as, and to the extent that, there are shares of C-R Stock outstanding; provided, however, that the Board of Directors shall call for repurchase pursuant to a C-R Call shares of C-R Stock (i) on each occasion that shares of B-2 Stock Issued pursuant to Options represent not less than one percent (1%) of the Residual Profits Interest in the Corporation (as that term is defined in Subsection (c)(1) of this Section B); (ii) prior to the declaration or payment of any dividends, the submission of any matter to a vote of the stockholders, or the taking of any other action as to which the number of shares of Capital Stock outstanding is an element in determining the manner of taking or the outcome of such action; and
(iii) no less frequently than once in each calendar year.

Pursuant to action by the Board of Directors authorizing a C-R Call, the Corporation shall provide each record holder of shares of C-R Stock with a written notice (a "C-R Call Notice") directed to the address of such record holder as it appears in the records of the Corporation, indicating (i) the number of shares of C-R Stock being called and, if less than all of the shares of C-R Stock held by such holder are being called, the number of that holder's shares of C-R Stock being called; (ii) the C-R Call Price; (iii) that share certificates representing the shares being called, properly endorsed for transfer to the Corporation immediately shall be surrendered to the Corporation and that within ten (10) business days following receipt of such certificates the C-R Call Price will be paid (assuming the proper surrender of the share certificates as provided above); (iv) the place or places where certificates representing shares called for repurchase are to be surrendered; and (v) that, as of the date of the C-R Call Notice (the "C-R Call Effective Date"), no holder will possess or exercise any of the rights of a stockholder of the Corporation, including without limitation the right to vote or to receive dividends and other distributions, with respect to shares subject to the C-R Call (whether or not such holder fails to surrender the share certificates representing such shares) except the right to receive the C-R Call Price, without interest, upon surrender of certificates representing such shares. From and after the C-R Call Effective Date (unless the Corporation shall default in payment of the C-R Call Price), no holder of shares of C-R Stock shall possess or exercise any of the rights of a stockholder of the Corporation, including without limitation the right to vote or to receive dividends and other distributions, with respect to shares subject to the C-R Call (whether or not such holder fails to surrender the share certificates representing such shares), except the right to receive the C-R Call Price, without interest, upon surrender of certificates representing such shares. Shares of C-R Stock called for repurchase pursuant hereto shall no longer be deemed to be outstanding as of the C-R Call Effective Date. Subsequent to each C-R Call, the Corporation shall issue to each record holder of shares of C-R Stock, without cost thereto, a new certificate representing shares of C-R Stock held of record by such holder subsequent to such C-R Call.

          (d)  J Stock.  No shares of J Stock shall be redeemable.
               -------

4.   Liquidation.
     -----------

     A.   Accumulated Preference Dividend.  In the event of any liquidation,
          -------------------------------
dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any sale of all or substantially all of the Capital Stock or assets of the Corporation, or any merger of the Corporation with or into any other entity as a result of which the stockholders are entitled to receive cash or securities (hereinafter for purposes of Paragraph 4 of this Article Fourth, collectively, any

"Liquidation"), the assets available for distribution to the stockholders as a result of or in connection with such Liquidation, if any, first shall be distributed, in cash, to the holders of A-1 Stock, A-2 Stock and A-3 Stock, to the extent that any Preference Dividend, including any Preference Dividend for the partial fiscal year in which the Liquidation occurs (computed by multiplying the Preference Dividend for a full fiscal year by a fraction, the numerator of which is the number of full calendar months in the year of Liquidation prior to the month in which the Liquidation occurs, and the denominator of which is twelve (12)), including any interest thereon, has accumulated but has not been paid, as and in the manner provided in Section A of Paragraph 2 of this Article Fourth. For purposes of this Article Fourth, the phrase "sale of all or substantially all of the Capital Stock or assets of the Corporation" shall include, without limitation, any transaction, whether or not denominated as a sale, pursuant to which any payment, other than the Preference Dividend, is proposed to be made if, following such payment, the net assets available for distribution (after deducting amounts due on or attributable to loans or other debts payable by the Corporation) would be insufficient to pay one hundred twenty-five percent (125%) of the full, aggregate amount of the Invested Capital Preference (as that term is defined in Section B of Paragraph 4 of this Article Fourth) on all shares of Capital Stock entitled to receive such Invested Capital Preference. If, upon a Liquidation, there is insufficient cash to permit the payment of the full amount of all accumulated and unpaid Preference

Dividends, including any interest thereon, then the Corporation shall liquidate and reduce to cash or cause to be liquidated and reduced to cash (on commercially reasonable terms) such non-cash assets as necessary to permit the cash payment of the full amount of all such accumulated and unpaid Preference Dividends, including interest thereon. If, after the Corporation has reduced or caused to be reduced to cash all of the assets available for distribution, the cash available for distribution to the stockholder shall be insufficient to permit the payment of the full amount of all accumulated but unpaid Preference Dividends, including interest thereon, then the amount of cash to be received on account of each share of A-1 Stock, A-2 Stock and A-3 Stock shall be computed by multiplying the total dollar amount of the cash available for distribution by a fraction, the numerator of which is one (1) and the denominator of which is the aggregate number of shares of A-1 Stock, A-2 Stock and A-3 Stock then outstanding.

     B.   Invested Capital Preference.  Upon any Liquidation of the Corporation,
          ---------------------------
after payment of any accumulated Preference Dividend, including any interest thereon, to the holders of A-1 Stock, A-2 Stock and A-3 Stock as provided in Section A of Paragraph 4 of this Article Fourth, the remaining assets available for distribution to the stockholders as a result of or in connection with such Liquidation, if any, shall next be distributed to the holder of each share of A-1 Stock, A-2 Stock, A-3 Stock, B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock in an
amount, reduced by any prior payments to such holder pursuant to this Section B of Paragraph 4 of Article Fourth in connection with a Liquidation (the "Invested Capital Preference"), equal to the purchase price paid for such share of Capital Stock at the time of its original issuance by the Corporation (the "Initial Purchase Price"); provided, however, that the Initial Purchase Price for any share of B-2 Stock issued upon conversion of the holder's entire pro rata
                                                                 --------
portion of the approximately Five Million Dollars ($5,000,000) in certain additional retention incentives shall be deemed to be the purchase price actually paid for shares of B-2 Stock in the Public Offering (as that term is defined in Section C of Paragraph 1 of this Article Fourth). If, in connection with any Liquidation (i) the Corporation or the holders of shares of Capital Stock are entitled to receive securities in lieu of, or in addition to, cash, or
(ii) the assets available for distribution to the stockholders as a result of or in connection with such Liquidation shall be insufficient to permit the payment of the aggregate, full Invested Capital Preference with respect to all shares of Capital Stock entitled to receive such Invested Capital Preference, then, in either such instance, the amount of such securities or cash to be distributed on account of each share of Capital Stock entitled to receive such Invested Capital Preference shall be computed by multiplying the total number of such securities or the total dollar amount of the cash available for distribution, as the case may be, by a fraction, the numerator of which is the Initial Purchase Price attributable to that share and the denominator of which is the aggregate of the Initial Purchase Prices paid for all shares of A-1 Stock, A-2 Stock, A-3 Stock, B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock of the Corporation then outstanding.

     C.   Distribution of J Stock.  Upon Liquidation of the Corporation, after
          -----------------------
the payment of any accumulated but unpaid Preference Dividend, including any interest thereon, to the holders of A-1 Stock, A-2 stock and A-3 Stock, as provided in Section A of Paragraph 4 of this Article Fourth, and the payment of the Invested Capital Preference to the holders of A-1 Stock, A-2 Stock, A-3 Stock, B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock, as provided in Section B of Paragraph 4 of this Article Fourth, the remaining assets available for distribution to the stockholders as a result of or in connection with such Liquidation, if any, shall next be distributed to the holder of each share of J Stock in the amount of the par value of each such share (i.e., $0.01 per share).
                                                         ----

     D.   Residual Distribution.
          ---------------------

          (a)  Prior to Final C-R Date.  Upon Liquidation of the Corporation
               -----------------------
prior to the "Final C-R Date" (as that term is defined below), after the payment of any accumulated but unpaid Preference Dividend, including any interest thereon, to the holders of A-1 Stock, A-2 Stock and A-3 Stock, as provided in Section A of Paragraph 4 of this Article Fourth, the payment of the Invested Capital Preference to the holders of A-1, A-2, A-3,

B-1, B-2, C-1 and C-R Stock, as provided in Section B of Paragraph 4 of this Article Fourth, and the payment of the par value of each share of J Stock to the holders of such J Stock, as provided in Section C of Paragraph 4 of this Article Fourth, the remaining assets available for distribution to the stockholders as a result of or in connection with such Liquidation, if any, shall be distributed, with respect to each share of B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock on a share-for-share basis, and with respect to each share of A-1 Stock, A-2 Stock and A-3 Stock to the extent of sixty percent (60%) of the distribution with respect to each share of B-1 Stock, B-2 Stock, C-1 Stock and C-R Stock. For purposes of this Certificate of Incorporation, the term "Final C-R Date" shall mean the C-R Call Effective Date (as that term is defined in Subsection (c)(4) of Section B of Paragraph 3 of this Article Fourth) with respect to the Class C-R Call pursuant to which the last outstanding share of Class C-R Stock is called for repurchase.

          (b)  Subsequent to Final C-R Date.  Upon Liquidation of the
               ----------------------------
Corporation subsequent to the Final C-R Date (as that term is defined in Subsection (a) of this Section D of Paragraph 4 of this Article Fourth), and so long as the Corporation has not thereafter Issued (as that term is defined in Subsection (c)(1) of Section B of Paragraph 3 of this Article Fourth) shares of B-2 Stock pursuant to Options (as that term is defined in Section B of Paragraph 3 of this Article Fourth), the assets available for distribution to the stockholders as a result of or in connection with such Liquidation, if any, shall be distributed as provided in Subsection
(a) of this Section D of Paragraph 4 of this Article Fourth. From and after such time, if ever, following the Final C-R Date, at which the Corporation has Issued (as that term is defined in Subsection (c)(1) of Section B of Paragraph 3 of this Article Fourth) shares of B-2 Stock pursuant to Options (as that term is defined in Subsection (c)(1) of Section B of Paragraph 3 of this Article Fourth), then the remaining assets of the Corporation available for distribution, if any, shall be distributed with respect to each share of Capital Stock outstanding and entitled to receive such distributions (i.e., A-1 Stock,
                                                              ----
A-2 Stock, A-3 Stock, B-1 Stock, B-2 Stock and C-1 Stock) in the following manner: (i) with respect to each share of A-1 Stock, A-2 Stock and A-3 Stock and each share of C-1 Stock, in the proportions provided in Subsection (a) of this Section D of Paragraph 4 of this Article Fourth, (i.e., 60% with respect to the
                                                  ----
A-1 Stock, A-2 Stock and A-3 Stock and 100% with respect to the C-1 Stock), computed on the basis of the total number of shares of Capital Stock of the Corporation issued and outstanding, reduced by the number of shares of B-2 Stock Issued pursuant to Options subsequent to the Final C-R Date; and (ii) with respect to each share of B-1 Stock and B-2 Stock, on a share-for-share basis, to the extent of remaining assets available for distribution after allocation thereof to the shares of A-1 Stock, A-2 Stock, A-3 Stock and C-1 Stock in accordance with clause (i) of this sentence.

5.   Special Characteristics of J Stock.
     ----------------------------------

     Shares of J Stock shall be held only by the two (2) Co-Chairmen of the Board of Directors of the Corporation, as designated pursuant to the By-Laws of the Corporation, and no such Co-Chairmen shall be permitted to hold more than one (1) share of such J Stock at any time. In the event that a Co-Chairman ceases to hold the position of Co-Chairman of the Board of Directors, whether by reason of removal, resignation, death, or any other circumstance or event, the share of J Stock held by such former Co-Chairman immediately prior to the occurrence of such event shall be deemed to be transferred automatically to the Co-Chairman who succeeds to the office of such former Co-Chairman. The share of J Stock previously held by a Co-Chairman who ceases to hold such position, shall not be deemed to be outstanding until such date as the successor Co-Chairman takes office as a Co-Chairman of the Board of Directors.

     FIFTH: The following provisions relate to the number, voting arrangements, qualifications and procedures for removal of directors of the Corporation.

1.   Number of Directors; Designation of Classes; Voting Arrangements.
     ----------------------------------------------------------------

     A.   Number.  The number of directors of the Corporation shall be not less
          ------
than one (1) nor more than seventeen (17), none of whom need be a resident of the State of Delaware or hold shares in the Corporation. The number of directors shall be fixed be fixed by a resolution of the Board of Directors, not inconsistent with this Certificate of Incorporation, adopted by a vote of a majority of the directors, which resolution shall specify the increase or decrease and the Class or Classes of directors that shall be affected by such increase or decrease and shall have been approved by (i) the vote of a majority of the directors, including a majority of the Class M Directors and a majority of the Class I Directors and (ii) the requisite vote of the stockholders of the Corporation as provided in Article II, Section 10 of the By-Laws of the Corporation. In addition, the number of directors shall be decreased automatically in accordance with Section C of Paragraph 1 of Article Fourth of this Certificate of Incorporation upon the occurrence of the events, to the extent, and in the manner, specified therein.

     B.   Classification.  Until sixty (60) days following termination of the
          --------------
Public Offering (as that term is defined in Section C of Paragraph 1 of this Article Fourth), the affirmative vote of a majority of the votes entitled to be cast shall be sufficient to designate the Class of which a director shall be a member. Thereafter, the directors shall be designated as provided in Paragraph 1 of Article Fourth of this Certificate of Incorporation. Each director shall be entitled to cast one vote on all matters presented to the Board of Directors.

2.   Qualifications of Directors.
     ---------------------------

     A.   Class I-1 Directors.  Nominees for and persons serving in the office
          -------------------
of Class I-1 Director selected as provided in Paragraph 1 of Article Fourth of this Certificate of Incorporation, shall be subject to no qualifications, pursuant hereto, for such office.

     B.   Class I-2 Directors.  Nominees for and persons serving in the office
          -------------------
of Class I-2 Director selected as provided in Paragraph 1 of Article Fourth of this Certificate of Incorporation, shall be subject to no qualifications, pursuant hereto, for such office.

     C.   Class M Directors.  Nominees for and persons serving in the office of
          -----------------
Class M Director selected as provided in Paragraph 1 of Article fourth of this Certificate of Incorporation, shall be employees of the Corporation but shall subject to no further qualifications, pursuant hereto, for such office; provided, however, that at least one Class M Director must be an incentively compensated employee of Coldwell Banker Commercial Group, Inc.

     D.   Class J Directors.  Nominees for and persons serving in the office of
          -----------------
Class J Director selected as provided in Paragraph 1 of Article Fourth of this Certificate of

Incorporation, shall be subject to no qualifications, pursuant hereto, for such office.

3.   Removal of Directors.
     --------------------

     A.   By Stockholder Action.  Directors may be removed, with or without
          ---------------------
cause, by the stockholders of the Corporation, as provided in Article III,
Section 7 of the By-Laws of the Corporation.

     B.   Automatic Removal.  In the event that, while in office, any Class M
          -----------------
Director shall cease to have the qualifications for such office set out in Section C of Paragraph 2 of this Article Fifth, then from and after the date upon which such Class M Director ceases to be qualified, such director automatically shall be removed from the Board of Directors and shall cease to be a director of the Corporation, all without any action by the directors or the stockholders of the Corporation.

     C.   In Connection with Insufficient Class M Capital.  In the event the
          -----------------------------------------------
Class M Capital of the Corporation (as that term is defined in Section C of Paragraph 1 of Article Fourth of this Certificate of Incorporation) does not equal at least Twenty Million Dollars ($20,000,000) after the completion of the Public Offering (as that term is defined in Section C of Paragraph 1 of Article Fourth of this Certificate of Incorporation), then the number of directors which shall constitute the entire Board of

Directors shall be reduced to the extent and in the manners provided in Section C of Paragraph 1 of Article Fourth of this Certificate of Incorporation, and one or more directors shall be removed from the Board of Directors as provided in that Section C of Paragraph 1 of Article Fourth of this Certificate of Incorporation.

     SIXTH: Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, on and after the date on which outstanding shares of B-2 Stock represent a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote in the election of directors, the following provisions shall govern the matters addressed therein.

1.   Directors
     ---------

     A.   Number and Election of Directors.  The number of directors
          --------------------------------
constituting the entire Board shall be seventeen (17), subject to the power of the Board of Directors to change the number of directors in accordance with Paragraph 1 of Article Fifth of this Certificate of Incorporation and subject to
Article II, Section 10 of the By-Laws of the Corporation. All directors shall be of a single class.

     B.   Cumulative Voting.  All rights to vote and all voting power shall be
          -----------------
exclusively vested in the A-1 Stock, A-2 Stock,

B-1 Stock, B-2 Stock and J Stock and each of the holders thereof shall be entitled at all elections of directors to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

     C.   Nomination of Directors.  Persons who will serve as directors shall be
          -----------------------
nominated by the Board of Directors.

     D.   Removal of Directors.  Directors may be removed, with or without
          --------------------
cause, by the affirmative vote of the holders of a majority of the outstanding shares of Capital Stock entitled to vote in the election of directors; provided, however, that if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

     E.   Action of Board of Directors.  Any action of the Board of Directors
          ----------------------------
previously requiring (a) the majority vote of the Directors, including a majority of the Class M Directors, (b) the approval of a majority of the directors, including at least one (1) Class I Director and at least one (1) Class M Director, or

(c) the vote of the majority of the directors, including a majority of the Class M Directors and a majority of the Class I Directors, shall be validly taken if approved by a vote of the majority of the directors present at a meeting at which quorum is present.

     F.   Vacancies.  Vacancies or newly created directorships shall be filled
          ---------
by a majority of the directors then in office and any directors so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

     G.   Committees.
          ----------

          (a) Operating Committee.  The Operating Committee shall consist of
              -------------------
each of the directors of the Corporation who is an executive officer of the Corporation or a subsidiary, and no others. Any member of the Operating Committee who ceases to be an executive officer of the corporation or a subsidiary shall be deemed to be removed automatically from the Operating Committee, effective on the date such executive officer ceased to be an executive officer, and no further action by any director, committee of the Board of Directors, or stockholder shall be required to accomplish such removal.

     (b) Vacancies. Vacancies in the membership of a committee of the Board of
         ---------
Directors may be filled by a majority of the directors of the Corporation.

2.   Co-Chairmen of the Board.
     ------------------------

     The Co-Chairmen of the Board of Directors of Corporation shall consist of two (2) directors, who shall be selected by a majority of the directors.

3.   By-Laws.
     -------

     On and after the date the outstanding shares of B-2 Stock represent a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote in the election of directors, all provisions of the By-Laws of the Corporation inconsistent with the Article Sixth shall be of no further force and effect. All other provisions of the By-Laws of the Corporation, including any provision requiring the vote or concurrence of the holders of a specified majority of the Capital Stock, or any Class thereof, shall continue in effect until amended or rescinded in the manner specified herein, in the By-Laws of the Corporation or pursuant to the Delaware General Corporation Law. Further, the Board of Directors shall, within fifteen (15) days following the date upon which the outstanding shares of B-2 Stock represent a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote in the election of directors, prepare new by-laws of the Corporation incorporating all of the provisions set forth in this Article Sixth and submit the new by-laws to the stockholders of the Corporation for their approval.

     SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or hereafter may be amended; or (iv) for any transaction for which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then, in addition to the limitation on personal liability provided herein, the liability of a director of the Corporation shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     EIGHTH: The Corporation shall indemnify, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, all persons whom it may indemnify pursuant thereto.

     NINTH: The Board of Directors shall have the power to adopt the By-Laws of the Corporation and to amend or repeal such By-Laws in the manner prescribed therein.

     TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or any amendment hereto in the manner now or hereafter prescribed by statute, and all rights conferred on the stockholders hereunder are granted subject to this reservation, except as otherwise provided by the By-Laws of the Corporation.

                Exhibit C - Proposed Third Amended and Restated
                    By-Laws of CB Commercial Holdings, Inc.

                          THIRD AMENDED AND RESTATED


                                 B Y - L A W S


                                      OF


                         CB COMMERCIAL HOLDINGS, INC.

                           (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
ARTICLE 1  Offices..........................................................  1
           1.1   Registered Office..........................................  1
           1.2   Additional Offices.........................................  1

ARTICLE 2  Meeting of Stockholders..........................................  1
           2.1   Place of Meeting...........................................  1
           2.2   Annual Meeting.............................................  1
           2.4   Notice of Meetings.........................................  2
           2.5   Business Matter of a Special or Annual Meeting.............  2
           2.6   List of Stockholders.......................................  2
           2.7   Organization and Conduct of Business.......................  2
           2.8   Quorum and Adjournments....................................  3
           2.9   Voting Rights..............................................  3
           2.10  Majority Vote..............................................  3
           2.11  Proxies....................................................  3
           2.12  Inspectors of Election.....................................  4

ARTICLE 3  Directors........................................................  4
           3.1   Number; Qualifications.....................................  4
           3.2   Resignation and Vacancies..................................  4
           3.3   Removal of Directors.......................................  5
           3.4   Powers.....................................................  5
           3.5   Place of Meetings..........................................  5
           3.6   Annual Meetings............................................  5
           3.7   Regular Meetings...........................................  5
           3.8   Special Meetings...........................................  5
           3.9   Quorum and Adjournments....................................  6
           3.10  Action Without Meeting.....................................  6
           3.11  Telephone Meetings.........................................  6
           3.12  Waiver of Notice...........................................  6
           3.13  Fees and Compensation of Directors.........................  6
           3.14  Rights of Inspection.......................................  7

ARTICLE 4  Committees of Directors..........................................  7
           4.1   Selection..................................................  7
           4.2   Power......................................................  7
           4.3   Committee Minutes..........................................  8

ARTICLE 5  Officers.........................................................  8
           5.1   Officers Designated........................................  8
           5.2   Appointment of Officers....................................  8


           5.3   Subordinate Officers.......................................  8
           5.4   Removal and Resignation of Officers........................  8
           5.5   Vacancies in Offices.......................................  9
           5.6   Compensation...............................................  9
           5.7   The Chairman of the Board..................................  9
           5.8   The Chief Executive Officer................................  9
           5.9   The President..............................................  9
           5.10  The Vice President.........................................  9
           5.11  The Secretary.............................................. 10
           5.12  The Assistant Secretary.................................... 10
           5.13  The Chief Financial Officer................................ 10
           5.14  The Treasurer.............................................. 10
           5.15  The Assistant Treasurer.................................... 11
           5.16  Powers and Duties.......................................... 11

ARTICLE 6  Stock Certificates............................................... 11
           6.1   Certificates for Shares.................................... 11
           6.2   Signatures on Certificates................................. 11
           6.3   Transfer of Stock.......................................... 11
           6.4   Registered Stockholders.................................... 12
           6.5   Record Date................................................ 12
           6.6   Lost, Stolen or Destroyed Certificates..................... 13

ARTICLE 7  Notices.......................................................... 13
           7.1   Notice..................................................... 13
           7.2   Waiver..................................................... 14

ARTICLE 8  General Provisions............................................... 14
           8.1   Dividends.................................................. 14
           8.2   Dividend Reserve........................................... 14
           8.3   Corporate Seal............................................. 14
           8.4   Execution of Corporate Contracts and Instruments........... 14

ARTICLE 9  Amendments....................................................... 14

                          THIRD AMENDED AND RESTATED
                          --------------------------

                                 B Y - L A W S
                                 -------------

                                      OF
                                      --

                         CB COMMERCIAL HOLDINGS, INC.
                         ----------------------------

                           (A DELAWARE CORPORATION)


                                   ARTICLE 1
                                   ---------

                                    Offices
                                    -------

          1.1  Registered Office.  The registered office of the Corporation
               -----------------
shall be 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent in charge thereof is The Corporation Trust Company.

          1.2  Additional Offices.  The Corporation may also have offices at
               ------------------
such other places, either within or without the State of Delaware, as the Board of Directors (the "Board") may from time to time designate or the business of the Corporation may require.

                                   ARTICLE 2
                                   ---------

                            Meeting of Stockholders
                            -----------------------

          2.1  Place of Meeting.  All meetings of the stockholders for the
               ----------------
election of directors shall be held at the principal office of the Corporation, at such place as may be fixed from time to time by the Board or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board and stated in the notice of the meeting. Meetings of stockholders for any purpose may be held at such time and place within or without the State of Delaware as the Board may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          2.2  Annual Meeting.  Annual meetings of stockholders shall be held
               --------------
each year at such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect a Board and transact such other business as may properly be brought before the meetings.

          2.3  Special Meetings.  Special meetings of the stockholders may be
               ----------------
called for any purpose or purposes, unless otherwise prescribed by the statute or by the Certificate of Incorpo-ration, at the request of the Chairman of the Board, the Chief Executive Officer or the Board. Such request shall state the purpose or purposes of the proposed meeting.

          2.4  Notice of Meetings.  Written notice of stockholders' meetings,
               ------------------
stating the place, date and time of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the meeting.

          When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith.
At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

          2.5  Business Matter of a Special or Annual Meeting.  Business
               ----------------------------------------------
transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Business transactions at an annual meeting shall not be limited to the purposes stated in the notice.

          2.6  List of Stockholders.  The officer in charge of the stock ledger
               --------------------
of the Corporation or the transfer agent shall prepare and make, at least ten
(10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting or the principal executive offices of the Corporation, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

          2.7  Organization and Conduct of Business.  The Chairman of the Board
               ------------------------------------
or, in his absence, the Chief Executive Officer of the Corporation or, in his absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the Secretary of the meeting shall be such person as the chairman of the meeting appoints.

          The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

          2.8   Quorum and Adjournments.  Except where otherwise provided by law
                -----------------------
or the Certificate of Incorporation or these By-Laws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

          2.9   Voting Rights.  Unless otherwise provided in the Certificate of
                -------------
Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

          2.10  Majority Vote.  When a quorum is present at any meeting, the
                -------------
vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation or of these By-Laws a different vote is required in which case such express provision shall govern and control the decision of such question.

          2.11  Proxies.  Every person entitled to vote for directors or on any
                -------
other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by such person or such person's attorney-in-fact and filed with the Secretary of the Corporation. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (I) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy, unless otherwise provided in the proxy.

          2.12  Inspectors of Election.  Before any meeting of stockholders the
                ----------------------
Board may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

                                   ARTICLE 3
                                   ---------

                                   Directors
                                   ---------

          3.1  Number; Qualifications.  The Board shall consist of one or more
               ----------------------
members, the number thereof to be determined from time to time by resolution of the Board. The initial number of directors shall be seventeen (17). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.2, and each director so elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders.

          3.2  Resignation and Vacancies.  Unless otherwise provided in the
               -------------------------
Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with General Corporation Law of the State of Delaware. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.

          3.3  Removal of Directors.  Unless otherwise restricted by law, the
               --------------------
Certificate of Incorporation or these By-Laws, any director or the entire Board may be removed, with or without cause, by the holders of at least a majority of the shares entitled to vote at an election of directors. Notwithstanding the foregoing, if the Board of Directors is elected by cumulative voting and less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

          3.4  Powers.  The business of the Corporation shall be managed by or
               ------
under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things which are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

          3.5  Place of Meetings.  The Board may hold meetings, both regular and
               -----------------
special, either within or without the State of Delaware.

          3.6  Annual Meetings.  The annual meeting of the Board shall be held
               ---------------
immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. Annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

          3.7  Regular Meetings.  Regular meetings of the Board may be held
               ----------------
without notice at such time and place as may be determined from time to time by the Board.

          3.8  Special Meetings.  Special meetings of the Board may be called by
               ----------------
the Chairman of the Board, the Chief Executive Officer or any five (5) directors upon five (5) days' notice to each director (the five (5) day notice period shall be reduced to three (3) days on and after the Recapitalization Date (as defined in the Certificate of Incorporation)).

          3.9  Quorum and Adjournments.  At all meetings of the Board, a
               -----------------------
majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may otherwise be specifically provided by law or the Certificate of Incorporation. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting at which the adjournment is taken, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved of by at least a majority of the required quorum for that meeting.

          3.10 Action Without Meeting.  Unless otherwise restricted by the
               ----------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

          3.11 Telephone Meetings.  Unless otherwise restricted by the
               ------------------
Certificate of Incorporation or these By-Laws, any member of the Board or any committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

          3.12  Waiver of Notice.  Notice of a meeting need not be given to any
                ----------------
director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          3.13  Fees and Compensation of Directors.  Unless otherwise restricted
                ----------------------------------
by the Certificate of Incorporation or these By-Laws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          3.14  Rights of Inspection.  Every director shall have the absolute
                --------------------
right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

                                   ARTICLE 4
                                   ---------

                            Committees of Directors
                            -----------------------

          4.1   Selection.  The Board may, by resolution passed by a majority of
                ---------
the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

          4.2   Power.  Any such committee, to the extent provided in the
                -----
resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending the By-Laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

          4.3   Executive Committee.  The Executive Committee shall have and may
                -------------------
exercise such powers and authority as the Board may from time to time determine in accordance with these By-Laws.

          4.4   Committee Minutes.  Each committee shall keep regular minutes of
                -----------------
its meetings and report the same to the Board when required.

                                   ARTICLE 5
                                   ---------

                                   Officers
                                   --------

          5.1   Officers Designated.  The officers of the Corporation shall be a
                -------------------
Chairman, a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer. The officers of the Corporation may also include one or more Vice Presidents, a Treasurer, one or more assistant Secretaries and assistant Treasurers and such other officers as the Board of Directors may determine. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.

          5.2   Appointment of Officers.  The Chairman, Chief Executive Officer,
                -----------------------
President and Chief Financial Officer of the Corporation shall be appointed by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

          5.3   Subordinate Officers.  The Chief Executive Officer shall appoint
                --------------------
the Secretary, the Treasurer and such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board may from time to time determine.

          5.4   Removal and Resignation of Officers.  Subject to the rights, if
                -----------------------------------
any, of an officer under any contract of employment, any officer may be removed, either with or without cause, in the case of an officer chosen by the Board, by an affirmative vote of the majority of the

Board, at any regular or special meeting of the Board, or, in case of an officer chosen by the Chief Executive Officer, by the Chief Executive Officer.

          Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

          5.5   Vacancies in Offices.  A vacancy in any office because of death,
                --------------------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.

          5.6   Compensation.  The salaries of the Chairman of the Board and the
                ------------
Chief Executive Officer shall be fixed from time to time by the Board. The salaries of the President (if the President is neither the Chairman nor the Chief Executive Officer) and the Chief Financial Officer shall be fixed from time to time by the Board after taking account of the recommendation of the Chief Executive Officer. The salaries of all other officers of the Corporation shall be fixed from time to time by the Chief Executive Officer. No officer shall be prevented from receiving a salary because he is also a director of the Corporation.

          5.7   The Chairman of the Board.  The Chairman of the Board shall be
                -------------------------
any director who is selected by a majority of the directors. The Chairman of the Board shall preside, when present, at all meetings of the stockholders and the Board. He shall counsel the Chief Executive Officer and other officers of the corporation and shall exercise such powers and perform such duties as shall be assigned to or required of them from time to time by the Board, or as provided in these By-Laws (which duties shall not be changed without the approval of a majority of the directors).

          5.8   The Chief Executive Officer.  Subject to such supervisory
                ---------------------------
powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall preside, in the absence of the Chairman of the Board, at all meetings of the stockholders and the Board, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.

          5.9   The President.  The President, in the absence of the Chief
                -------------
Executive Officer or his disability or refusal to act, shall perform the duties of the Chief Executive Officer and when so acting shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed by the Board, the Chief Executive Officer or the Chairman of the Board.

          5.10  The Vice President.  The Vice President (or in the event there
                ------------------
be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the Chief Executive Officer, the President, the Chairman of the Board or these By-Laws.

          5.11  The Secretary.  The Secretary shall attend all meetings of the
                -------------
Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board or the President, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

          5.12  The Assistant Secretary.  The Assistant Secretary or, if there
                -----------------------
be more than one, the Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

          5.13  The Chief Financial Officer.  The Chief Financial Officer shall
                ---------------------------
have the custody of the Corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as the Chief Financial Officer and of the financial condition of the Corporation.

          5.14  The Treasurer.  The Treasurer shall, in the absence of the Chief
                -------------
Financial Officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

          5.15  The Assistant Treasurer.  The Assistant Treasurer, or if there
                -----------------------
shall be more than one, the Assistant Treasurers in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

          5.16  Powers and Duties.  The officers of the Corporation shall have
                -----------------
such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board.


                                   ARTICLE 6
                                   ---------

                              Stock Certificates
                              ------------------

          6.1   Certificates for Shares.  The shares of the Corporation shall be
                -----------------------
represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the Corporation by, the Chairman of the Board, or the Chief Executive Officer or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

          Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          6.2   Signatures on Certificates.  Any or all of the signatures on a
                --------------------------
certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          6.3   Transfer of Stock.  Upon surrender to the Corporation or the
                -----------------
transfer agent of the Corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

          6.4   Registered Stockholders.  The Corporation shall be entitled to
                -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

          6.5   Record Date.  (a) In order that the Corporation may determine
                -----------
the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board may fix a new record date for the
                --------
adjourned meeting.

          (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

          (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

          6.6   Lost, Stolen or Destroyed Certificates.  The Corporation may
                --------------------------------------
issue a new certificate or certificates to replace any certificate or certificates theretofore issued by it alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When issuing a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE 7
                                   ---------

                                    Notices
                                    -------

          7.1   Notice.  Whenever, under the provisions of the statutes or of
                ------
the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or telephone.

          7.2   Waiver.  Whenever any notice is required to be given under the
                ------
provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE 8
                                   ---------

                              General Provisions
                              ------------------

          8.1   Dividends.  Dividends upon the capital stock of the Corporation,
                ---------
subject to any restrictions contained in the General Corporation Laws of Delaware or the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          8.2   Dividend Reserve.  Before payment of any dividend, there may be
                ----------------
set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

          8.3   Corporate Seal.  The Board may provide a suitable seal,
                --------------
containing the name of the Corporation, which seal shall be in the charge of the Secretary.

          8.4   Execution of Corporate Contracts and Instruments.  The Board,
                ------------------------------------------------
except as otherwise provided in these By-Laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee (other than the Chief Executive Officer) shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                   ARTICLE 9
                                   ---------

                                  Amendments
                                  ----------

          These By-Laws may be altered, amended or repealed or new By-Laws may be adopted as provided for in the Certificate of Incorporation.

                    Exhibit D - Second Amended and Restated
                    By-Laws of CB Commercial Holdings, Inc.

                          SECOND AMENDED AND RESTATED
                                    BY-LAWS
                                      OF
                         CB COMMERCIAL HOLDINGS, INC.

                                   ARTICLE I
                                    OFFICES

     Section 1. Resident Office and Agent. The name of the initial resident
                -------------------------
agent in the State of Delaware is The Corporation Trust Company, and the address of the initial resident agent is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

     Section 2. Principal Office. The initial address of the registered and
                ----------------
principal office of the corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

     Section 3. Additional Offices. The corporation also may have additional
                ------------------
business offices at such places both within and without the State of Delaware as the Board of Directors from time to time may determine or as the business of the corporation from time to time may require.

                                  ARTICLE II
                            STOCKHOLDERS' MEETINGS

     Section 1. Stockholders. The stockholders of the corporation shall consist
                ------------
of the holders of the Series A-1 Preferred Stock, the holders of the Series A-2 Preferred Stock, the holders of the Series A-3 Preferred Stock, the holders of the Class B-1 Common Stock, the holders of the Class B-2 Common Stock, the holders of the Class C-1 Common Stock, the holders of the Class C-R Common Stock, and the holders of the Class J Common Stock. The holders of the Series A-3 Preferred Stock, the Class C-1 Common Stock, and the Class C-R Common Stock shall not have the right to vote on any matter except as required by Delaware law. The holders of the Class J Common Stock shall not have the right to vote on any matter other than the election of the Class J Directors, except as otherwise required by Delaware law. The Series A-1 Preferred Stock, the Series A-2 Preferred Stock, and the Series A-3 Preferred Stock are the only three Series of the Class A Preferred Stock. Except as otherwise specified in these By-Laws or required by statute, all references to a vote of the "stockholders" shall refer to the vote of the holders of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Class B-1 Common Stock, and the Class B-2 Common Stock, acting as a group, or, if so required by statute or these By-Laws, acting separately by Class or Series.

     Section 2. Place of Meetings. Meetings of the stockholders and meetings of
                -----------------
the holders of any single Class or

Series of stock shall be held at the principal office of the corporation or at such other place, within or without the State of Delaware, as the Directors from time to time may select.

     Section 3. Annual Meeting. An annual meeting of the holders of each Class
                --------------
of stock of the corporation shall be held in May of each year at such time and date during that month as shall be designated by a majority of the Directors. Except as otherwise provided in the Certificate of Incorporation, at any such meeting of a particular Class or Classes, the holders of that Class or Classes shall elect Directors, with the holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock to elect five (5) Class I Directors (who shall be designated as Class I-1 Directors), the holders of the Class B-1 Common Stock to elect two (2) Class I Directors (who shall be designated as Class I-2 Directors), the holders of the Class B-2 Common Stock to elect the Class M Directors, and the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting as a single Class, to elect the Class J Directors.

     Section 4. Special Meetings. Special meetings of the stockholders may be
                ----------------
called jointly by the Co-Chairman, by stockholders representing at least ten percent (10%) of the votes entitled to be cast by all shares of capital stock of the corporation then issued and outstanding, by a majority of the

Directors, or, with the approval of a majority of the Directors, by the President, Vice President, or Secretary. Special meetings of the holders of one
(1) or more Classes of stock may be called only by a majority of the Class of Directors (for this purpose, the Class I-1 Directors and the Class I-2 Directors each shall constitute a separate Class of Directors) that is elected by such Class or Classes of stock. Nothing contained in this Section 4 shall be construed as limiting, fixing, or affecting the time or date when a meeting of the stockholders that is called by Directors may be held.

     Section 5. Notice of Meetings. A written or printed notice of each meeting
                ------------------
of the holders of one or more Classes or Series of stock of the corporation, stating the place, day, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes of the meeting shall be given, by or at the direction of the Secretary or an Assistant Secretary of the corporation or the person authorized to call the meeting, to each stockholder of record entitled to vote at the meeting. This notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting (unless otherwise required by statute) and shall be deemed to have been given in accordance herewith if personally delivered to the stockholder, sent to him by courier at his address as it appears on the books of the corporation, or sent by facsimile transmission to the stockholder at the telephone number for facsimile transmission supplied by such stockholder either to the Secretary of the corporation or to the person authorized to call the meeting. If sent by facsimile transmission, such notice shall be deemed received on the date sent and, if sent by other proper means, shall be deemed received on the date such notice is received by the stockholder. In the case of a meeting of the holders of a particular Class or Series of stock of the corporation, the requirements of this Section 5 shall apply only to the holders of that Class or Series.

     Section 6. Waiver of Notice. A stockholder, either before or after a
                ----------------
meeting of the stockholders, may waive notice of the meeting by signing a written waiver of notice that is filed with the minutes of the meeting. The holders of any Class or Series of stock of the corporation, either before or after a meeting of the holders of such Class or Series, may waive notice of the meeting in the manner specified in the preceding sentence. A waiver of notice shall be deemed the equivalent of giving notice. Attendance at any such meeting, either in person or by proxy, of a person entitled to notice shall constitute a waiver of notice of the meeting unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of business on the ground that the meeting was not lawfully called or convened.

     Section 7. Record Date; Closing Transfer Books. The Directors (or, in the
                -----------------------------------
case of a meeting of the holders of any Class or Classes of stock of the corporation, a majority of the

Directors elected by the holders of such Class or Classes of stock) may fix in advance a record date for the purpose of determining the holders of one or more Classes of stock entitled to notice of or to vote at a meeting or pursuant to written consent, and such record date shall be not less than ten (10) nor (in the case of a meeting rather than a written consent) more than sixty (60) days prior to the meeting; or the Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. Absent any action by the Directors, (i) in the case of a meeting, the date immediately preceding the date upon which the notice of the meeting is mailed (or, if notice is waived, the date immediately preceding the date of the meeting) shall be the record date, (ii) in the case of a written consent when no prior action is required by the Directors, the first date upon which a signed written consent is delivered properly in accordance with Article II, Section 13, shall be the record date, and (iii) in the case of a written consent when prior action is required by the Directors, the close of business or the date on which the Directors adopt the resolution taking such prior action shall be the record date.

     When a determination of holders of record entitled to notice of, or to vote at, any meeting of the holders of one or more Classes of stock of the corporation has been made as provided in this Section 7, such determination shall apply to any future meeting in respect of an adjournment thereof, unless the Directors (or other authorized persons) fix a new record date under this
Section 7 for such future meeting.

     Section 8. Business of Special Meetings. Business transacted at any special
                ----------------------------
meeting of the stockholders of the corporation shall be limited to the purposes stated in the notice, and, at a special meeting of the holders of less than all Classes of stock of the corporation, no business may be transacted other than the election of the Class or Classes of Directors (for this purpose, the Class I-1 Directors and the Class I-2 Directors each shall constitute a separate Class of Directors) that is elected by such Class or Classes of stock. Nothing contained in this Section 8 shall be construed as limiting the rights of the holder of stock of any Class or Series from voting, either by written consent pursuant to Article II, Section 13 hereof, or at a meeting of the holders of all Classes or Series of stock of the corporation entitled to vote on any particular matter, on any other matter on which such holder is entitled to vote, by virtue of statute, the Certificate of Incorporation (which, for all purposes of these By-Laws, shall include any amendments thereto), or these By-Laws.

     Section 9. Quorum. Except as otherwise provided by statute or the
                ------
Certificate of Incorporation, the presence, in person or by proxy, of the holders of shares representing a majority of the votes outstanding and entitled to be cast shall constitute a quorum at meetings of stockholders. Where a separate vote by a Class or Series of stock is required, a majority of the outstanding shares of such Class or Series, present in person or by proxy, shall constitute a quorum entitled to take action with respect to that vote on the matter.

     Section 10. Voting Rights. Except to the extent that the voting rights of
                 -------------
the shares of any Class or Series of stock of the corporation are limited or denied by the laws of the State of Delaware, the Certificate of Incorporation, or any other certificate or instrument creating any Class or Series of stock, the voting rights of each outstanding share, shall be as set forth in this
Section 10. The Series A-3 Preferred Stock, the Class C-1 Common Stock, and the Class C-R Common Stock, shall not be entitled to vote except as otherwise required by statute. The Class J Common Stock shall not be entitled to vote except for the election of the Class J Directors or as otherwise required by statute. The Series A-2 Preferred Stock, the Class B-1 Common Stock, and the Class B-2 Common Stock each shall be entitled to one (1) vote, and the Series A-1 Preferred Stock shall be entitled to two (2) votes, on any matter submitted to a vote at a meeting of the holders of any Class or Series of stock of the corporation; provided, however, that, except as otherwise provided in the Certificate of Incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series A-2 Preferred Stock shall not be entitled to vote upon or elect any Directors other than the

Class I Directors who are designated as Class I-1 Directors and the Class J Directors, the Class B-1 Common Stock shall not be entitled to vote upon or elect any Directors other than the Class I Directors who are designated as Class I-2 Directors and the Class J Directors, the holders of the Class B-2 Common Stock shall not be entitled to vote upon or elect any Directors other than the Class M Directors and the Class J Directors, and the holders of the Class J Common Stock shall not be entitled to vote upon or elect any Directors other than the Class J Directors. Except as required by statute or expressly permitted or required by these By-Laws, the holders of any single Class or Series of stock may not consider, vote, or act upon any matter separately as a Class or Series.

     A majority of the votes, regardless of Class or Series, cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter that properly may come before the meeting, unless more or less than a majority of the votes cast is required by the Certificate of Incorporation, by statute, or by these By-Laws. Where a separate vote by a Class or Series of stock is required, the affirmative vote of shares representing the majority of the votes entitled to be cast by such Class or Series, and present in person or by proxy at the meeting, shall be the act of such Class or Series, unless more or less than a majority of the votes cast is required by the Certificate of Incorporation, by statute, or by these By-Laws.

     Notwithstanding anything in these By-Laws to the contrary, except as provided below and as limited by applicable law, the vote of shares representing two-thirds (2/3) of the votes, regardless of Class (except as provided below) or Series, outstanding and entitled to be cast on any of the following matters presented to the stockholders shall be required (provided that if the Series A-3 Preferred Stock, the Class C-1 Common Stock, the Class C-R Common Stock, or the Class J Common Stock is entitled to vote by law on any of such matters, the vote of two-thirds (2/3) of the votes entitled to be cast by the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Class B-1 Common Stock, and the Class B-2 Common Stock voting together as a single class, also shall be required) in order to: (i) fix, increase or decrease the number of Directors other than in accordance with Article III, Sections 2 or 8; (ii) other than as set forth in
(iv)(D), (iv)(E),, or (iv)(F) below, until five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc. by the corporation, cause the corporation to make any public offering of shares; (iii) until five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc. by the corporation, to effect a merger or consolidation involving the corporation or any subsidiary of the corporation, to effect a sale of all or substantially all of the assets of the corporation, to adopt a plan of liquidation relating to the corporation, or to dissolve the corporation; or (iv) amend the Certificate of Incorporation or these By-Laws; provided, however, that the vote of shares representing two-thirds (2/3) of the votes outstanding and entitled to be cast shall not be required (A) in connection with an increase or decrease in the number of Directors and a corresponding increase or decrease in the number of members of a Class of Directors in accordance with Article III, Sections 2 or 8,
(B) in order to take any action relating to the bankruptcy, insolvency, or reorganization of the corporation or relating to appointment of a receiver or similar official for the corporation or any substantial part of its assets, (C) in order to make a general assignment for the benefit of the creditors of the corporation, (D) in order to make an Offering (as defined in that certain Stockholders' Agreement by and among the corporation and certain holders of its capital stock) of shares of the corporation, (E) in order to create or authorize securities of the corporation to be issued to any holder of subordinated indebtedness of the corporation, the proceeds of which indebtedness constitute, or are applied to retire, bridge financing obtained in connection with the formation of the corporation or the acquisition of Coldwell Banker Commercial Group, Inc., or the sale or issuance of options convertible into Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation pursuant to any employee benefit plan, including any stock option plan or incentive stock option plan, provided that no such interest in the corporation shall have any rights, priorities, or preferences that are senior or superior to, or that rank pari passu with, the Series A-1 Preferred Stock, the Series A-2
                 ---- -----
Preferred Stock, or the

Series A-3 Preferred Stock, (F) in order to authorize or issue shares of Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation as described in that certain Subscription Agreement to which the corporation is a party, pursuant to one or more private placements or a public offering under applicable securities laws, or (G) until five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc. by the corporation, in order to effect a merger or consolidation involving the corporation or any subsidiary of the corporation, in order to adopt a plan of liquidation relating to the corporation or dissolve the corporation, or in order to effect a sale of all or substantially all of the assets of the corporation or a subsidiary of the corporation.

     Notwithstanding anything in these By-Laws to the contrary and in addition to any provisions herein and any requirement of law, the vote of the holders of two-thirds of the outstanding votes entitled to be cast by the holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting as a single class, and two-thirds of the Class B-1 Common Stock and Class B-2 Common Stock, voting as a single class, shall be required with respect to (w) until five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc., the amendment of the Certificate of Incorporation or these By-Laws; (x) the issuance of authorized but unissued shares of capital stock of the corporation other than
(A) the sale or issuance of shares of capital stock of a wholly owned subsidiary of the corporation to the corporation or another wholly owned subsidiary of the corporation, (B) the sale or issuance of shares of Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation as described in that certain Subscription Agreement to which the corporation is a party pursuant to one or more private placements or a public offering under applicable securities laws and the issuance of shares of Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation pursuant to any employee benefit plan, including any stock option plan or incentive stock option plan, and (C) the sale or issuance of securities of the corporation to any holder of subordinated indebtedness of the corporation, the process of which indebtedness constitute, or are applied to retire, bridge financing obtained in connection with the formation of the corporation or the acquisition of Coldwell Banker Commercial Group, Inc., provided, however, that no such interest in the corporation shall have any rights, priorities, or preferences that are senior or superior to, or that rank pari passu with, the Series A-1 Preferred Stock, the
                          ---- -----
Series A-2 Preferred Stock, or the Series A-3 Preferred Stock; (y) any public offering of shares of an existing stockholder other than as permitted pursuant to the "demand registration rights" provision of that certain Stockholders' Agreement by and among the corporation and certain of its stockholders; and (z) until five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc., a merger or consolidation involving the corporation or any subsidiary of the corporation, the sale of all or substantially all of the assets of the corporation or the liquidation (or adoption of a plan of liquidation relating to the corporation or a subsidiary of the corporation) or dissolution of the corporation or a subsidiary of the corporation.

     Section 11.  Proxies.  The holder of any Class or Series of stock entitled
                  -------
to vote may vote in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. A proxy shall not be valid after three
(3) years from the date of its execution unless the proxy expressly provides otherwise.

     Section 12.  Adjournments.  A meeting of the stockholders of the
                  ------------
corporation (or of any Class or Series of Stock of the corporation) that is convened on the date for which it was called may be adjourned to another time and place. Notice of a subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment was taken, shall not be necessary unless the adjournment is for more than thirty (30) days or if, after the adjournment, a new record date is fixed for the adjourned meeting, in either of which events a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If a quorum is present or represented at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting that was adjourned.

     Section 13.  Informal Action by Stockholders.  Any action required or
                  -------------------------------
permitted to be taken at a meeting of the stockholders of the corporation (or of any Class or Series of stock of the corporation) may be taken without a meeting, without prior notice, and without a vote, if written consents, setting forth the action, and signed by the holders of outstanding stock (or the holders of outstanding stock of such Class or Series) having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, shall be delivered to the registered office of the corporation (by hand or by certified or registered mail, return receipt requested) to the corporation's principal place of business, or to an officer or agent having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of such stockholder's signature, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner specified in this Section 13, the minimum number of consents specified in this Section 13 are delivered to the corporation in the manner prescribed by this Section 13.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those holders entitled to vote on such action who have not consented in writing. In the event that the action for which consent is obtained would not have required the filing of a certificate under any provision of the General Corporation Law of Delaware if such action had been voted on by the holders at a meeting thereof, the certificate filed thereunder shall state, in lieu of any statement required thereby concerning any vote of holders of such Class or Classes of stock, that written consent and written notice has been given in accordance with this Section 13.

                                  ARTICLE III
                            THE BOARD OF DIRECTORS

     Section 1.  Management.  The business and affairs of the corporation shall
                 ----------
be managed by its Board of Directors, which may exercise all of the powers of the corporation except such as are by law, by the Certificate of Incorporation or by these By-Laws conferred upon or reserved to the stockholders.

     Section 2.  Number, Qualification, and Term of Office.  The number of
                 -----------------------------------------
Directors of the corporation shall be not less than one (1) nor more than seventeen (17), none of whom need be residents of the State of Delaware or hold shares in the corporation. The business and affairs of the corporation shall be managed by such Board of Directors. Until sixty (60) days after the termination of the proposed public offering of shares of Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation, as described in that certain

Subscription Agreement to which the corporation is a party (for purposes of this Section 2 and Article III, Section 3 hereof, the "Employee Offering"), the number of Directors shall be fixed by a resolution of the Board of Directors that is adopted by a vote of a majority of the Directors. From and after sixty
(60) days following termination of the Employee Offering, the number of Directors of the corporation automatically, and without further action by the Board of Directors, shall be fixed at seventeen (17). Thereafter, the number of Directors may be increased or decreased solely by an amendment to these By-Laws, specifying the increase or decrease and the Class or Classes of Directors that shall be affected by such increase or decrease, and approved by (i) the vote of a majority of the Directors, including a majority of the Class M Directors and a majority of the Class I Directors and (ii) the requisite vote of the stockholders of the corporation as provided in Article II, Section 10 of these By-Laws. The qualifications of the Directors or of any Class of Directors shall be as set forth in the Certificate of Incorporation. In addition, the number of Directors shall be decreased automatically in accordance with Section 8 of this
Article III upon the occurrence of the events specified therein. Each of the Class M, Class I-1, Class I-2, and Class J Directors shall be elected or appointed to serve until the next annual meeting of, respectively, the holders of the Class B-2 Common Stock, the Preferred Stock, the Class B-1 Common Stock, and the Class J Common Stock, and until his successor shall be elected and shall qualify.

     Section 3.  Classification and Voting Rights.  Until sixty (60) days
                 --------------------------------
following termination of the Employee Offering, the affirmative vote of a majority of the votes entitled to be cast shall be sufficient to designate the Class of which a Director shall be a member. Thereafter, in accordance with the Certificate of Incorporation, seven (7) Directors shall be elected by the holders of the Class B-2 Common Stock as Class M Directors, seven (7) Directors shall be elected by the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Class B-1 Common Stock as Class I Directors (with five (5) of such Class I Directors elected by the holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting as a single Class, and two (2) of such Class I Directors elected by the holders of the Class B-1 Common Stock), and three (3) Directors shall be nominated by the holders of the Class J Common Stock as Class J Directors who shall be elected by the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting as a single Class. Each Director may cast one (1) vote on any matter presented for the vote of the Directors.

     Section 4.  Quorum.  Nine (9) individual Directors shall constitute a
                 ------
quorum for the transaction of business; provided, however, that so long as there are only four (4) Directors on the Board of Directors, three (3) individual Directors shall constitute a quorum for the transaction of business. If, at a meeting of the Board of Directors, a quorum is present, the acts of a majority of the Directors in attendance shall be the acts of all of the Directors, except to the extent that the vote of a greater or lesser number of Directors is required by these By-Laws.

     Section 5.  Action of the Board of Directors.  Any action of the Board of
                 --------------------------------
Directors shall be validly taken if taken by a vote of a majority of the Directors present at a meeting validly called as provided in these By-Laws, a quorum being present at such meeting. Except as otherwise provided in these By-Laws, the appointment of any committee of the Board, the delegation of powers and duties to such committee, the designation of the members thereof, the filling of vacancies thereon, or the dissolution of such committee shall require the approval of a majority of the authorized number of Directors.

     Section 6.  Actions Requiring "Supermajority" Approval.  Notwithstanding
                 ------------------------------------------
anything in these By-Laws to the contrary, except as provided in Article III,
Section 8 and as limited by applicable law, the actions of the Directors concerning any of the following matters shall require the vote of at least two-thirds (2/3) of the votes cast by the Directors: (i) any amendment to the Certificate of Incorporation of this corporation or to these By-Laws made prior to five (5) years following the acquisition of Coldwell Banker Commercial Group, Inc. by the corporation (for purposes of this Section 6, the

"Acquisition") other than (A) in connection with an increase or decrease in the number of Directors and a corresponding increase or decrease in the number of members of a Class of Directors pursuant to Article III, Sections 2 or 8, or (B) in connection with the creation or authorization of securities of the corporation to be issued to any holder of subordinated indebtedness of the corporation, the proceeds of which indebtedness are applied to retire bridge financing obtained in connection with the formation of the corporation or the Acquisition, provided that no such interest in the corporation shall have any rights, priorities, or preferences that are senior or superior to, or that rank pari passu with, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock,
- ---- -----
or the Series A-3 Preferred Stock; (ii) until five (5) years after the Acquisition, the adoption of any plan, program, policy or benefit, including changes in the levels of the then-current annual bonus pool or profit-sharing arrangements, that has not been recommended to the Board by the Compensation Committee; (iii) the issuance of authorized but unissued shares of capital stock of the corporation other than (A) the sale or issuance of shares of capital stock of a wholly-owned subsidiary of the corporation to the corporation or another wholly-owned subsidiary of the corporation, (B) the sale or issuance of shares of Class B-2 Common Stock to employees of the corporation or a subsidiary of the corporation as described in that certain Subscription Agreement to which the corporation is a party, pursuant to one or more private placements or a public offering under applicable securities laws and the issuance of shares of Class B-2
Common Stock to employees of the corporation or a subsidiary of the corporation pursuant to any employee benefit plan, including any stock option plan or incentive stock option plan, and (C) the sale or issuance of securities of the corporation to any holder of subordinated indebtedness of the corporation, the proceeds of which indebtedness constitute, or are applied to retire, bridge financing obtained in connection with the formation of the corporation or the acquisition of Coldwell Banker Commercial Group, Inc., provided, however, that no such interest in the corporation shall have any rights, priorities, or preferences that are senior or superior to, or that rank pari passu with, the
                                                         ---- -----
Series A-1 Preferred Stock, the Series A-2 Preferred Stock, or the Series A-3 Preferred Stock; (iv) any public offering of shares of an existing stockholder other than as permitted pursuant to the "demand registration rights" provision of that certain Stockholders Agreement by and among the corporation and certain of its stockholders; (v) until five (5) years after the Acquisition, a merger or consolidation involving the corporation or any subsidiary of the corporation, the sale of all or substantially all of the assets of the corporation or the liquidation (or adoption of a plan of liquidation relating to the corporation or a subsidiary of the corporation) or dissolution of the corporation or a subsidiary of the corporation; or (vi) the initiation (but not the veto) of any action that ordinarily and customarily is within the purview of the Operating Committee pursuant to Article IV, Section 4 hereof.

     Section 7.  Removal.  At an annual or special meeting of the holders of
                 -------
the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the Class
B-1 Common Stock, the Class B-2 Common Stock, or the Class J Common Stock, the holders of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock may remove any Class I-1 Director, the holders of the Class B-1 Common Stock may remove any Class I-2 Director, the holders of the Class B-2 Common Stock may remove any Class M Director, and the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting together as a single Class, may remove any Class J Director, in each case with or without cause, by the affirmative vote of the holders of a majority of all the votes entitled to be cast at an election of, respectively, the Class I-1 Directors, the Class I-2 Directors, the Class M Directors, or the Class J Directors. Notwithstanding the foregoing sentence, at an annual meeting or special meeting of all Classes entitled to vote, the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting together as a single class, may remove with cause any Director regardless of Class by the affirmative vote of the holders of a majority of all the votes entitled to be cast.

     Section 8.  Automatic Removal of Class M Directors.  In the event that
                 --------------------------------------
the Class M Capital, as defined below, does not total at least Twenty Million Dollars ($20,000,000) after the completion of the public offering referred to below, then (i) the Directors shall take no further action except to adopt, in place of these By-Laws, new by-laws of the corporation, pursuant to which the Board of Directors automatically shall be reconstituted to reflect the composition and structure of the Board of Directors provided for under such circumstances in the next two sentences, and (ii) the total number of Directors, as well as the Directors of each Class, automatically shall be reduced to the number provided in the next two sentences, with the particular Directors of each Class that are to be removed to be designated by the holders of the Class of stock that elected such Directors. In the event that the Class M Capital does not total at least Twenty Million Dollars ($20,000,000) after completion of the public offering referred to below, then the total number of Directors which constitutes the entire Board of Directors shall equal (i) one (1) Director for each at least Ten Million Dollars ($10,000,000) of equity invested in the corporation, rounded to the nearest Ten Million Dollars ($10,000,000), plus (ii) one (1) additional Director. In such event, the Directors that each Class of stock of the corporation is entitled to elect shall equal one (1) Director for each Ten Million Dollars ($10,000,000) of equity invested in the corporation by such Class, adjusted as provided above for investments in excess of Ten Million Dollars ($10,000,000), plus one (1) additional Director selected by the holders of the Class B-1 Common Stock; provided that the provisions of Article II, Section 10 hereof relating to the rights of the holder of a particular Class of stock of the corporation to elect only those Directors that are members of certain Classes of Directors of the corporation shall continue to apply. For purposes of this calculation, the Class M Capital equals the amount invested (without deduction for the costs of the sale of such shares) by the employees of the corporation or a subsidiary of the corporation through the purchase of Class B-2 Common Stock as of the earlier of (A) August 31, 1989, or (B) the date that is sixty (60) days from the date of commencement of the public offering of the shares of the Class B-2 Common Stock to employees of the corporation, subject to the right of the corporation to extend such dates until October 18, 1989.

     The Directors shall adopt the new by-laws of the corporation referred to above within fifteen (15) days following the termination of such offering of the shares of the Class B-2 Common Stock. Any such removal of Directors shall be accomplished automatically within such time, and the number of Directors constituting the Board of Directors, as well as the number of Directors of any Class affected by such removal, shall be decreased by the number of Directors of such Class so removed. No further action by the Directors or any officer of the corporation shall be necessary to effectuate such decrease in the number of Directors and or any Class of Directors, and such decrease shall not constitute an amendment of the Certificate of Incorporation, any by-laws of the corporation, a change in the number of Directors, or the designation of a member of any Class of the Directors for purposes of either Article II, Section 10 of these By-Laws, or Article III,
Section 6 hereof.

     Section 9. Vacancies. Except as otherwise provided in this Section 9,
                ---------
vacancies within any Class of Directors, whether resulting from (i) an increase in the number of Directors of such Class, (ii) removal of a Director under
Article III, Section 7 hereof, or (iii) any other circumstance or event, shall be filled by a majority of the remaining members of such Class, even though less than a quorum of the entire Board (provided, however, that if the Director so removed is a Class I-2 Director or Class I-1 Director, then a majority of the remaining Class I-2 Directors or Class I-1 Directors, as the case may be, shall replace such removed Director), except that vacancies within the group of Class J Directors shall be filled by a majority of the remaining Directors. Each Director so elected shall serve until the next election of the Class of Directors of which such Director is a member (for this purpose, the Class I-1 Directors and the Class I-2 Directors each shall constitute a separate Class of Directors) and until his successor is elected and qualifies.

     Section 10. Election of Directors.  The nominees for Director shall satisfy
                 ---------------------
the qualifications set forth in the Certificate of Incorporation of the corporation. Except as otherwise provided in the Certificate of Incorporation of the corporation, the holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock shall elect the Class I-1 Directors, the holders of the Class B-1 Common Stock shall elect the Class I-2 Directors, the holders of the Class B-2 Common Stock shall elect the Class M Directors, and the holders of the Class J Common Stock shall nominate the Class J Directors and the holders of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class J Common Stock, voting as a single Class, shall elect the Class J Directors. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors, a quorum being present. Cumulative voting shall not be permitted.

                                  ARTICLE IV
                            COMMITTEES OF DIRECTORS

     Section 1. Appointment and Powers.  Except as provided to the contrary in
                ----------------------
these By-Laws, the Board of Directors, by resolution adopted by a majority of the Directors, may appoint from among its members any one (1) or more committees composed of one (1) or more Directors which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation, except the power to declare dividends or distributions on stock, to amend the Certificate of Incorporation or these By-Laws, to issue stock other than in a manner prescribed in the Certificate of Incorporation or these By-Laws, to recommend to the stockholders any action which requires stockholder approval, or to approve or adopt an agreement relating to any merger, consolidation, or share exchange that does not require stockholder approval. Each member of a committee shall be a Director of the corporation and automatically shall cease to be a member of a committee upon ceasing to be a Director. Until April 19, 1994, members of the Operating Committee may be removed only by the affirmative vote of a majority of the Board of Directors, including a majority of the Class M Directors. Vacancies in the membership of a committee may be filled by unanimous approval of the remaining members of such committee who also are members of the Class formerly represented by the Director whose place on the committee is vacant, even though such remaining members of that Class are less than a quorum, unless provided to the contrary in these By-Laws. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested.

     Section 2. Executive Committee. The Executive Committee shall consist of
                -------------------
six (6) members.

     The principal purpose of the Executive Committee shall be to review and discuss financial results of the operations of the corporation, to review and analyze business and planning issues relating to the corporation and its services and products, to explore strategies for future operations and for the maintenance and development of business for the corporation, and to analyze and review other appropriate topics. The Executive Committee shall make regular reports of its meetings to the Board of Directors and, based on its review and analysis, may recommend various actions to the Directors. The Executive Committee shall have the power to recommend action to the Directors and to carry out and implement any instructions or any policies, plans, and programs theretofore approved, authorized, and adopted by the Directors. The Executive Committee, however, shall not have the power to exercise any of the powers and authority of the Directors in the management of the business and affairs of the corporation except to the extent provided above or to the extent that such power and authority is conferred upon the Executive Committee by the Directors, acting by resolution adopted in accordance with these By-Laws. The Executive Committee shall not have any powers delegated to any other committee under these By-Laws.

     The Executive Committee shall have the power to establish such rules and regulations covering its proceedings and meeting as it shall see fit, subject to the limitations thereon set forth in this Section 2 or elsewhere in these By-Laws.

    Section 3. Compensation Committee. The Compensation Committee initially
               ----------------------
shall consist of five (5) members. Each member of the Compensation Committee shall have one (1) vote, and no action of the Committee shall be valid unless approved by the vote of a majority of the members at a meeting, or by unanimous written consent without a meeting of the Compensation Committee. The Compensation Committee shall meet from time to time as deemed necessary by the members of the Committee. Meetings of the Compensation Committee may be called by any two (2) members of the Committee on three (3) days' prior notice.

     The Compensation Committee shall have and may exercise all of the authority of the Board of Directors with regard to compensation of officers of the corporation whose base compensation exceeds $300,000 per year, except where action solely by the Chief Executive Officer is permitted by these By-Laws or where action by the full Board of Directors is required by statute, the Certificate of Incorporation, or these By-Laws. This authority specifically includes the power to enter into employment arrangements with officers of the corporation whose base compensation exceeds $300,000 per year, to determine from time to time the amount of cash compensation (both fixed and incentive) that shall be paid to officers of the corporation whose base compensation exceeds $300,000 per year and (with the approval of a majority of the Directors) to the Directors for their services as Directors of the corporation and as members of any standing or special committees of the Board and, in exceptional circumstances not in the ordinary course, to review and approve other compensation arrangements with particular employees. Subject to the authority of the Chief Executive Officer of the corporation to allocate options to employees of the corporation or a subsidiary of the corporation in accordance with Paragraph 6(e) of that certain Subscription Agreement to which the corporation is a party, the Compensation Committee additionally shall have authority to determine from time to time the amount, if any, of incentive compensation (whether in the form of cash, stock of the corporation, stock appreciation rights, or options, warrants, or other rights to purchase stock of the corporation) paid or granted to Directors, to officers of the corporation whose base compensation exceeds $300,000 per year and, in exceptional circumstances not in the ordinary course, to particular employees, and to authorize other compensation and bonus plans; provided that the Chief Executive Officer shall have the authority to allocate the compensation authorized by the Compensation Committee among the eligible recipients other than himself. Any compensation or other benefit paid or allocated to the Chief Executive Officer shall be subject to the review and approval of the Compensation Committee. In addition, the Compensation Committee will have the authority to adopt employee benefit plans that have been approved by vote of a majority of the Directors, and to designated the person or persons responsible for implementation of any such plan, which, in the absence of a specific designation, shall be the Chief Executive Officer of the corporation.

     The Compensation Committee shall have the power to establish such rules and regulations covering its proceedings and meetings as it shall see fit, subject to the limitations thereon set forth in this Section 3 or elsewhere in these By-Laws.

     Section 4. Operating Committee. Except as otherwise provided in the
                -------------------
Certificate of Incorporation of the corporation, the Operating Committee shall consist of each of the Class M Directors who is an executive officer of the corporation or a subsidiary, and no others. Any Class M Director who ceases to be an executive officer of the corporation or a subsidiary shall be deemed to be removed automatically from the Operating Committee, effective on the date such executive officer ceased to be an executive officer, and no further action by any Director, committee of the Board of Directors, or stockholder shall be required to accomplish such removal. Each member of the Operating Committee shall have one (1) vote, and no action of the Committee shall be valid unless approved by the vote of a majority of the members at a meeting, or by unanimous written consent without a meeting of the Operating Committee. The Operating Committee shall meet from time to time as deemed necessary by the members of the Committee. Meetings of the Operating Committee may be called by any member on one (1) day's prior notice.

     The Operating Committee shall nominate the Class M Directors. Subject to the authority of the Chief Executive Officer to manage and control the day-to-day business operations of the corporation, the Operating Committee, with the advice of the Chief Executive Officer, shall have general supervision of the initiation and adoption of policies concerning the business and affairs of the corporation, except where action of the full Board of Directors is required by statute, the Certificate of Incorporation, or these By-Laws. The authority of the Operating Committee specifically shall include, subject to the supervision and review of its actions by the full Board of Directors, the authority, with the advice of the Chief Executive Officer, and obligation to: (i) initiate and adopt, the business policies, plans, and other arrangements of or for the corporation, as determined by the Directors; (ii) initiate, adopt, and implement the policies, plans, and other arrangements relating to the ordinary business of the corporation, including the employment, appointment, and discharge of employees and agents of the corporation, other than officers (excluding, for this purpose, either Co-Chairman of the Board of Directors) of the corporation, who instead shall be employed, appointed, and discharged by the Chief Executive Officer (although the Operating Committee may make recommendations to the Board of Directors or the Chief Executive Officer as to the election and removal of officers of the corporation); (iii) recommend to the Compensation Committee, but not fix, the compensation, cash or other, of any officer or employee of the corporation; (iv) consult with the Chief Executive Officer with respect to his selection of principal attorneys and consultants, other than auditors, for the corporation; and (v) implement procedures to assure that the books, reports, statements, and certificates required by statutes or laws applicable to the corporation are properly kept, made, and filed according to law. The Operating Committee shall have the authority to delegate any and all of its powers hereunder to the Chief Executive Officer of the corporation. The authority of the Operating Committee is subject to the supervision and review of its actions by the Board of Directors; provided, however, that the Board of Directors may veto an action initiated by the Operating Committee only if ten (10) votes cast by the Directors are voted to veto such action, and provided, further, that no action within the purview of the Operating Committee may be initiated by the Board of Directors unless approved by the vote of at least two-thirds (2/3) of the votes cast by the Directors.

     The Operating Committee shall have the power to establish such rules and regulations covering its proceedings and meetings as it shall see fit, subject to the limitations thereon set forth in this Section 4 or elsewhere in these By-Laws.

                                   ARTICLE V
                      MEETINGS OF THE BOARD OF DIRECTORS

     Section 1. Annual Meeting. The first meeting of each newly elected Board of
                --------------
Directors shall be held without further
notice immediately after the annual meeting of the holders of a Class of stock (assuming all other Classes of stock of the corporation already have elected Directors for that year), and at the same place, to elect officers and consider other business, unless, by majority vote of the Directors then elected and serving, such time or place is changed.

     Section 2. Regular Meetings. Regular meetings of the Board of Directors may
                ----------------
be held without notice at such time and place as may be fixed from time to time by resolutions adopted by the Directors and communicated to all Directors, provided that, in each year, a meeting of the Directors shall be held in February, in Tokyo, Japan, at such time and date during that month as shall be designated by a majority of the Directors. Except as otherwise provided by statute, the Certificate of Incorporation, or these By-Laws, neither the business to be transacted at, nor the purpose of, any regular meeting need be specified in the notice or waiver of notice of such meeting. The meetings of the Board of Directors may be held at the principal office of the corporation or at any place within or without the State of Delaware that a majority of the Directors from time to time may designate. In addition to the provisions of
Article V, Section 10, all meetings of the full Board of Directors shall be held at locations with facilities sufficient to permit all Directors to be present by telephone or similar communications equipment by which all person participating in the meeting can hear each other.

     Section 3. Special Meetings. Special meetings of the Board of Directors may
                ----------------
be called at any time by either Co-Chairman of the Board of the corporation, or by any four (4) or more Directors, upon ten (10) days' prior written notice setting forth the time and place of such meeting (which, unless such requirement is waived by each Director, must be in the continental United States). If a special meeting of the Board of Directors is called by at least five (5) Directors, one of whom is a Class M Director, one of whom is a Class I Director, and one of whom is a Class J Director, the meeting may be called upon three (3) days' prior written notice to each Director setting forth the time and place (which shall not be limited to the continental United States) of such meeting. Notice of a special meeting may be given either personally, by telegram (charges prepaid), by courier, or by facsimile transmission. Such notice shall be sent to the address or, as the case may be, the facsimile telephone number of each Director entitled to notice as it appears on the books of the corporation, or to such other address or facsimile telephone number as may be designated by such Director in writing to the Secretary of the corporation. The notice shall be deemed to have been given properly on the date the notice is sent, if such notice is sent by facsimile transmission or, if sent by other proper means, on the date actually received by such Director. Each notice of a special meeting shall specify the purpose of the meeting and the action or actions proposed for consideration at such meeting, provided that the failure to specify such purpose or actions shall not render an otherwise proper notice invalid. Further, the Directors may consider, and take action upon, any matter within the scope of the Board's authority or, as the case may be, the authority of that Class of Directors, whether or not such matter was identified in such notice.

     Section 4.  Waiver of Notice.  A Director may waive in writing notice of a
                 ----------------
meeting of either the Board of Directors or a Class of Directors, either before or after the meeting; and his waiver shall be deemed the equivalent of giving notice. Attendance of a Director at a meeting of the Board or of the Class of Directors of which such Director is a member shall constitute waiver of notice of that meeting.

     Section 5.  Quorum.  See Article III, Section 4.
                 ------
     Section 6.  Adjournments.  Any meeting of the Board of Directors or of any
                 ------------
Class of Directors may be adjourned prior to the completion of business thereat. Notice of the subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment is taken, shall not be necessary. If a quorum is present at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting which was adjourned.

     Section 7.  Compensation.  See Article IV, Section 3.  Nothing herein
                 ------------
contained shall be construed to preclude any

Directors from serving the corporation in any other capacity and receiving compensation therefor.

     Section 8.  Procedure. The Board of Directors shall keep regular minutes of
                 ---------
its proceedings. The minutes shall be placed in the minute book of the corporation.

     Section 9.  Informal Action.  Any action required or permitted to be taken
                 ---------------
at a meeting of the Directors, a Class of Directors, or a committee of the Board of Directors shall be as valid as though it had been taken at such a meeting if a unanimous written consent setting forth the action and signed by each Director entitled to vote at such meeting is filed with the minutes of proceedings of the Board of Directors.

     Section 10. Telephone Meeting.  Subject to the provisions of applicable
                 -----------------
statutes and these By-Laws, members of the Board of Directors, a Class of Directors, or any committee of the Board of Directors may participate in and hold a meeting of the Board of Directors, the Class of Directors, or any committee of the Board of Directors by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

     Section 11. Provision for Translation.  At any meeting or telephone meeting
                 -------------------------
of the Board of Directors, the Class I-1 Directors shall be entitled to designate an observer who speaks and writes fluently both English and the native language of each Class I-1 Director. Such observer shall be entitled to be present at all such meetings for the purpose of translating the proceedings for the Class I-1 Directors and, if so requested by the Class I-1 Directors, communicating on behalf of the Class I-1 Directors. At the request of the Class I-1 Directors, the minutes of any meeting or telephone meeting of the Board of Directors, as well as any written consent, shall be translated by such observer into the native language of each of the Class I-1 Directors.

                                  ARTICLE VI
                        OFFICERS, AGENTS, AND EMPLOYEES

     Section 1.  Officers.  The officers of the corporation shall be chosen by
                 --------
the majority vote of the Directors, including, through April 19, 1994, a majority of the Class M Directors, or by the Chief Executive Officer (as to all offices other than the President and the two Co-Chairmen of the Board), and shall consist of at least two Co-Chairmen of the Board, a President, one or more Vice-Presidents, a Secretary, and a Treasurer. Other officers, assistant officers, agents, and employees that the Board of Directors from time to time may deem necessary may be elected by the Board or be appointed in a manner prescribed by the Board. Two (2) or more offices may be held by the same person. Officers shall hold office for one (1) year and until their successors are chosen and have qualified, unless they sooner resign or are removed from office by the Chief Executive Officer or by the requisite vote of Directors required by these By-Laws.

     Section 2.  Vacancies.  When a vacancy occurs in one of the offices by
                 ---------
death, resignation, or otherwise, it shall be filled by the requisite vote of the Directors as provided in these By-Laws (but only with the recommendation of the Operating Committee, either of the Co-Chairmen, or the Chief Executive Officer), or by the Chief Executive Officer (as to all offices other than the President and the two Co-Chairmen of the Board). The officer so selected shall hold office until his successor is chosen and qualified, unless he sooner resigns or is removed from office as provided in these By-Laws.

     Section 3.  Salaries.  See Article IV, Section 3.
                 --------
     Section 4.  Removal of Officers and Agents.  Any officer or agent of the
                 ------------------------------
corporation (other than the Co-Chairmen) may be removed with or without cause by
(i) the Chief Executive Officer or (ii) a majority vote of the Directors, including, through April 19, 1994, a majority of the Class M Directors. Either of the Co-Chairmen may be removed by a majority vote of the Directors.

     Section 5.  Co-Chairmen of the Board.  Except as otherwise provided in the
                 ------------------------
Certificate of Incorporation of the corporation, the Co-Chairmen of the Board shall consist of two (2) Directors of the corporation, one (1) of whom shall be a member of the Class M Directors who is selected by a majority of the Class M Directors, and the other of whom shall be a member of the Class I-2 Directors who is selected by a majority of the Class I Directors. The Co-Chairmen of the Board shall preside, when present, at all meetings of the stockholders and Directors. They shall counsel the President and other officers of the corporation and shall exercise such powers and perform such duties as shall be assigned to or required of them from time to time by a majority of the Directors, or as provided in these By-Laws (which duties shall not be changed without the approval of a majority of the Directors including at least one (1) Class I Director and at least one (1) Class M Director).

     Section 6.  President.  The President shall be the Chief Executive Officer
                 ---------
of the corporation and shall have general supervision of the business of the corporation, and the function and role of the President as Chief Executive Officer of the corporation may not be changed except by vote of a majority of the Directors. In the absence of the Chairman of the Board, he shall preside at all meetings of stockholders and Directors, and he shall have the power to call special meetings of the Board of Directors and stockholders for any purpose or purposes. He shall be authorized to present annually, at a meeting of the stockholders, a report of the business of the corporation for the preceding fiscal year. In the absence of any contrary designation by the Board of Directors or the Operating Committee, he shall have the authority to implement any new employee compensation or benefit plans adopted by the Compensation Committee and a majority of the Directors, to execute stock certificates of the corporation, and to execute all authorized contracts and other obligations, including bonds, deeds and leases, in the name of the corporation, and to employ, appoint, and discharge officers of the corporation. He also shall perform whatever duties and have whatever powers the Board of Directors from time to time may prescribe.

     Section 7.  Vice President. The Vice President or Vice Presidents, if any,
                 --------------
shall perform the duties of the President in the absence or disability of the President, and shall have such powers and perform such other duties as the Operating Committee or the Board of Directors from time to time may prescribe.

     Section 8.  Secretary. The Secretary shall attend all meetings of the Board
                 ---------
of Directors, or any Class thereof, and of the stockholders, or any Class thereof, and shall keep or cause to be keep and shall attest a true and complete record of the proceedings of those meetings. He shall keep the corporate seal of the corporation, and shall have authority to affix it to any instrument requiring it. If required by statute of these By-Laws, he shall give, or cause to be given, notice of all meetings of the Directors or of the stockholders. He shall have authority to sign stock certificates of the corporation. He also shall perform whatever duties and have whatever powers the Operating Committee or the Board of Directors from time to time may prescribe.

     Section 9.  Treasurer. The Treasurer shall be the Chief Accounting and
                 ---------
Financial Officer of the corporation and shall have custody of corporate funds and securities. He shall keep full and accurate accounts of receipts and disbursements and shall deposit all corporate monies and other valuable effects in the name and to the credit of the corporation in a depository or depositories designated by the Board of Directors. He shall audit all payrolls and vouchers of the corporation and direct the manner of certifying same, and shall audit and consolidate all operating and financial statements of the corporation. He shall disburse the funds of the corporation and shall render to the President, the stockholders, the Operating Committee, or the Board of Directors, whenever they may require it, an account of his transactions as Treasurer and of the financial condition of the corporation. He also shall perform whatever duties and have whatever powers the Operating Committee or the Board of Directors from time to time shall prescribe.

                                  ARTICLE VII
                 SHARE CERTIFICATES AND THE TRANSFER OF SHARES

     Section 1.  Share Certificates.  Each stockholder shall be entitled to a
                 ------------------
certificate or certificates, in a form approved by the Board of Directors and conforming to statute, the Certificate of Incorporation and these By-Laws, which shall represent and certify the number, kind, and Class of shares owned by him in the corporation. Each certificate shall be signed by the President or a Vice President, and by the Secretary or the Treasurer.

     Section 2.  Registered Stockholders.  The corporation shall be entitled to
                 -----------------------
treat the holder of record of shares as the holder in fact and, except as otherwise provided by the laws of the State of Delaware, shall not be bound to recognize any equitable or other claim to or interest in the shares.

     Shares of the corporation shall be transferred on its books only by the holder thereof in person or by his duly authorized attorney and only upon the surrender to the corporation of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, and upon presentation of adequate evidence of the validity of the transfer under this section and the laws of the State of Delaware, with all required stock transfer tax stamps affixed thereto and cancelled or accompanied by sufficient funds to pay such taxes. In that event, the surrendered certificates shall be cancelled, new certificates issued to the person entitled to them, and the transaction recorded on the books of the corporation.

     Section 3.  Lost, Stolen, or Destroyed Certificates. The Board of Directors
                 ---------------------------------------
may direct a new certificate to be issued in place of a certificate alleged to have been stolen, destroyed, or lost if the owner makes an affidavit that it is stolen, destroyed, or lost. The Board, in its discretion, may as a condition precedent to issuing the new certificate, require the owner to give the corporation a bond as indemnity against any claim that may be made against the corporation on the certificate allegedly stolen, destroyed, or lost.

     Section 4.  Special Provisions Relating to Certificates for Shares of Class
                 ---------------------------------------------------------------
J Common Stock. Pursuant to the Certificate of Incorporation of the corporation,
- --------------
no share of Class J Common Stock at any time shall be held by any person who is not at that time a Co-Chairman of the Board of Directors, and no more than one
(1) share of such Class J Common Stock at any time shall be held by any one (1) such Co-Chairman. In order to effectuate the foregoing, one (1) certificate representing one (1) share of Class J Common Stock shall be issued to the Co-Chairman who is a Class I-2 Director, and one (1) certificate representing one
(1) share of Class J Common Stock shall be issued to the Co-Chairman who is a Class M Director, but each such certificate shall be held in the custody of the Secretary of the corporation. In addition, in connection with the selection of a Director as a Co-Chairman of the Board of Directors, and as a condition precedent of the issuance of such a share certificate to a Co-Chairman of the Board of Directors, each Co-Chairman shall be required to execute, in blank, a stock power, to be held in the custody of the Secretary of the corporation, with standing instructions to the Secretary of the corporation to cause the transfer of the share of Class J Stock issued to any Co-Chairman, and to issue a new stock certificate representing such share, to the successor to such Co-Chairman, upon the selection of such successor as a Co-Chairman of the Board of Directors and the execution by such successor Co-Chairman of the stock power required hereby.

                                 ARTICLE VIII
                              GENERAL PROVISIONS

     Section 1.  Execution of Written Instruments. Contracts, deeds, documents,
                 --------------------------------
and instruments shall be executed by the President and attested by the Secretary, unless the Directors or the Operating Committee, in a particular situation, shall designate another procedure for their execution.

     Section 2.  Signing of Checks and Notes. Checks, notes, drafts, and demands
                 ---------------------------
for money shall be signed by such person or persons as may be designated by the Directors, as directed by the Chief Executive Officer or the Operating Committee.

     Section 3. Seal. The corporate seal, if any, shall have inscribed thereon
                ----
the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

     Section 4. Fiscal Year. The fiscal year of the corporation shall be January
                -----------
1 through December 31.

     Section 5. Indemnification. The corporation shall indemnify, to the full
                ---------------
extent permitted by applicable law, any present or former Director, officer, agent, or employee, or any person who may be serving or have served at the request of the corporation as a Director, officer, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise.

     Section 6. Voting Shares Held in Other Corporations. The shares of Coldwell
                ----------------------------------------
Banker Commercial Group, Inc. will be voted by vote of a majority of the Directors in such a manner as required (i) to adopt by-laws thereof that substantively are the same as these By-Laws and (ii) to implement such by-laws of Coldwell Banker Commercial Group, Inc. in the same manner as, by virtue of that certain Stockholders' Agreement by and among the corporation and certain holders of its shares of capital stock, these By-Laws are implemented. In the absence of other arrangements by the Board of Directors, shares of stock issued by any other corporation and owned or controlled by this corporation may be voted at any stockholders' meeting of the other corporation by the President of this corporation, as directed by the Operating Committee or majority of the Directors or, if the President is not present at the meeting, by any Vice President of this corporation, and in the event neither the President nor any Vice President is to be present at a meeting, the shares may be voted by such person as the President and Secretary of the corporation, by duly executed proxy, shall designate to represent the corporation at the meeting.

     Section 7. Dividends. Dividends upon the outstanding shares of the
                ---------
corporation, subject to the provision of the statutes and of the Certificate of Incorporation, may be declared by a majority of the Directors at any annual, regular, or special meeting and may be paid in cash, in property, or in shares of the corporation, or in any combination thereof. Notwithstanding the foregoing, the Board of Directors shall pay the Preference Dividend (as defined in the Certificate of Incorporation of the corporation) annually within sixty
(60) days following the close of each fiscal year of the corporation commencing on or after January 1, 1990 if, in the judgment of a majority of the Directors, the net operating income of the corporation, determined in accordance with generally accepted accounting principles, is sufficient to support the operations of the corporation and the cash needs of its business, and is otherwise prudent in light of the operational needs of the corporation, considered as a whole.

     The Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, the record date to be not less than ten (10) nor more than sixty (60) days prior to the payment date of such dividend, or the Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to the payment date of such dividend. In the absence of any action by the Directors, the date upon which the Directors adopt the resolution declaring the dividend shall be the record date.

     Section 8. Books and Records. The corporation shall keep correct and
                -----------------
complete books and records of account and shall keep minutes of the proceedings of its stockholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number and Class of the shares held by each.

     Section 9. Resignation. Any Director, committee member, officer, or agent
                -----------
may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                  ARTICLE IX
                                  AMENDMENTS

     Except as otherwise provided in Articles II and III of these By-Laws, these By-Laws may be repealed or amended, or a new code of By-laws adopted, only by the affirmative vote of a majority of the Directors.

                      Exhibit E - Stockholders' Agreement

                         CB COMMERCIAL HOLDINGS, INC.
                 Amended and Restated Stockholders' Agreement


     THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement") is made and entered into as of the 18th day of April, 1989, by and among CB Commercial Holdings, Inc., a Delaware corporation (the "Company"), Kajima U.S.A., Inc., a Delaware corporation ("Kajima"), General Lease Co., Ltd., a Japanese corporation ("GL"), and Sumitomo Real Estate Sales L.A., Inc., a California corporation ("SRESLA") (Kajima, GL and SRESLA sometimes being referred to collectively herein as the "Japanese Stockholders"), The Carlyle Group, L.P., a Delaware limited partnership ("Carlyle L.P."), Carlyle Investors VIII, L.P., a Delaware limited partnership organized by Carlyle L.P. ("Carlyle Investment"), CM General Partnership, a general partnership ("CM") organized by Frederic V. Malek and Carlyle L.P. (Carlyle L.P., Carlyle Investment and CM sometimes being referred to herein as the "Carlyle Stockholders"), and James J. Didion, Gary J. Beban, Thaddeus W. Jones, Robert D. Scanlan, Boyd Van Ness and Peter L. Marr (collectively, the "Management Stockholders") and, following termination of a public offering (the "Employee Offering") to employees of the Company or Coldwell Banker Commercial Group, Inc. ("Coldwell Commercial"), pursuant to a registration statement under the Securities Act of 1933, as amended, of shares of the Class B-2 Common Stock of the Company, on the terms and conditions set forth in that certain Subscription Agreement, dated March 17, 1989, as amended on April 18, 1989, by and among the Company, the Japanese Stockholders, the Carlyle Stockholders and the Management Stockholders, also shall include certain other current or former employees of the Company or its subsidiaries and current employees of Coldwell Banker Canada Inc. (the "Employee Stockholders"). The Agreement supersedes and replaces in its entirety that certain Stockholders' Agreement, dated as of March 24, 1989, by and among the parties hereto.

                             W I T N E S S E T H :

     WHEREAS, the Company has been formed by or on behalf of CM for the purpose of holding all of the issued and outstanding capital stock of Coldwell Commercial; and

     WHEREAS, the Japanese Stockholders, the Carlyle Stockholders and the Management Stockholders have caused the formation of the Company and such Stockholders, together with the Employee Stockholders (collectively, the "Stockholders") have contributed or, after the date hereof, will contribute the Company's capital; and

     WHEREAS, each of the Stockholders (other than the Employee Stockholders) presently holds that number of shares of the Series A-1 Preferred Stock (the "Series A-1 Stock"), the Series A-2 Preferred Stock (the "Series A-2 Stock"), the

Series A-3 Preferred Stock (the "Series A-3 Stock")(the Series A-1, Series A-2 and Series A-3 Stock sometimes being hereinafter collectively referred to as the "Preferred Stock"), the Class B-1 Common Stock (the "Class B-1 Stock"), the Class B-2 Common Stock (the "Class B-2 Stock"), the Class C-1 Common Stock (the "Class C-1 Stock"), the Class C-R Common Stock (the "Class C-R Stock") and the Class J Common Stock (the "Class J Stock") of the Company (the Class B-1, Class B-2, Class C-1 and Class C-R Stock sometimes being hereinafter collectively referred to as the "Common Stock" and the Preferred Stock, the Common Stock and the Class J Stock being sometimes hereinafter collectively referred to as the "Capital Stock") that is set forth beside such Stockholder's name on Exhibit A attached hereto and incorporated herein by reference; and

     WHEREAS, the Stockholders desire to enter into certain contractual arrangements with respect to the governance of the Company, and the ownership and transfer of shares of the Capital Stock, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows.

I.   STOCK TRANSFER  RESTRICTIONS.

     A. General Rule. Except as otherwise provided herein, during the term of this Agreement no stockholder shall sell, assign, transfer, mortgage, alienate, hypothecate, pledge, donate or in any way encumber or otherwise dispose of (collectively, "Transfer") any shares of Capital Stock. Any attempt to Transfer shares of Capital Stock other than as specifically permitted pursuant hereto shall be void ab initio, and shall be without legal force or effect. Any other provision hereof to the contrary notwithstanding, no Transfer of any shares of Capital Stock shall be permitted if such Transfer, if consummated, would be in violation of applicable state or federal securities laws of the United States. For all purposes of this Agreement, any transferee or assignee of any Stockholder shall be deemed to be a member of the group of Stockholders (e.g., the Japanese Stockholders, the Carlyle Stockholders, the Management Stockholders, or the Employee Stockholders) to which such transferring or assigning Stockholder belonged, provided, however, that any transferee or assignee who already is a member of one of such groups of Stockholders shall continue to be deemed to be a member of such group as to all shares, including the newly Transferred shares, held by such Stockholder.

     B.   Exceptions to General Rule.

     1. By Kajima and GL. Notwithstanding any other provision of this Agreement to the contrary, for a period of five (5) years from the date hereof, Kajima shall be permitted, on a one-time basis, to Transfer up to fifty percent (50%) of the shares of Preferred Stock issued to it and GL shall be permitted, on a one-time basis, to Transfer all or any part of the Preferred Stock issued to it, at such price and subject to such terms and conditions as Kajima or GL, as the case may be, shall determine in its sole and absolute discretion; provided, however, that any transferee pursuant to this paragraph 1 of Section B of Article I shall be a Japanese company having a business reputation, in the judgment of the Company, comparable to that of such transferor and such transferee shall execute and agree to be bound by all of the terms and conditions of this Agreement. Any transferee pursuant to this paragraph 1 of Section B of Article I shall, for purposes of this Agreement, be included in the definition of "Japanese Stockholders."

     2. To Related Persons. Notwithstanding any other provision of this Agreement to the contrary, any Stockholder may Transfer all or any part of the shares of Capital Stock held by such Stockholder without compliance with the Rights of First Offer, Second Offer and Third Offer set forth in Section C of this Article I, to (i) any spouse, child, parent or sibling of any Stockholder who is an individual, or to any trust or trusts for the benefit of any of the foregoing persons, (ii) in the event of the death of a Stockholder who is an individual, to the heirs or beneficiaries of such deceased Stockholder, or (iii) to any person or entity controlling, controlled by or under common control with such Stockholder, including any general or limited partner of a Stockholder who is a partnership (such transferees being referred to collectively herein as "Related Persons"); provided, however, that the transferee of any shares Transferred pursuant to this paragraph 2 of Section B of Article I shall execute and agree to be bound by all of the terms and conditions of this Agreement.

     3. Class J Stock. Shares of Class J Stock shall be Transferred only in the manner, and to the extent, provided by the Certificate of Incorporation or the by-laws of the Company.

     4. Repurchases by the Company. Notwithstanding any other provision of this Agreement, shares of Class C-R Stock shall be subject to repurchase by the Company as, and to the extent, provided in the Certificate of Incorporation of the Company, and any Transfer to the Company pursuant to such a repurchase shall be permitted hereby.

     5. Transfers Among Company Employees. Notwithstanding any other provision of this Agreement to the contrary, any Employee Stockholder may Transfer shares of Capital Stock held by such Employee Stockholder without compliance with the Rights of First Offer, Second Offer and Third Offer set forth in Section C of this Article I to any other employee of the Company, including any employee of Coldwell Banker Canada Inc., provided, however, (i) that the transferee of any shares

Transferred pursuant to this paragraph 5 of Section B of Article I shall execute and agree to be bound by all terms and conditions of this Agreement and (ii) that the transferor shall notify the Company in writing of the terms (including the price and number of shares) of such transfer.

     6. Company's CAP Plan. Notwithstanding any other provision of this Agreement to the contrary, (i) Transfers of shares of Capital Stock between employer or employee accounts established for the benefit of participants in the CB Acquisition Corp. Capital Accumulation Plan and (ii) distributions to participants from the CB Acquisition Corp. Capital Accumulation Plan, may be effected without compliance with the Rights of First Offer, Second Offer and Third Offer set forth in Section C of this Article I provided, in each case, that the transferee of any shares Transferred pursuant to this paragraph 6 of Section B of Article I shall execute and agree to be bound by all terms and conditions of this Agreement.

     7. Purchase Money Liens. Notwithstanding any other provision of this Agreement to the contrary, the granting of a purchase money lien on shares of Capital Stock by any Employee Stockholder in connection with the acquisition of shares of Class B-2 Stock pursuant to the Employee Offering to any state or federally chartered and supervised bank or any state or federally chartered and supervised savings and loan association ("Bank"), and the perfection of such lien by the Bank, may be made without compliance with the Rights of First Offer, Second Offer and Third Offer set forth in Section C of this Article I. Any Transfer of such shares of Capital Stock to a purchaser, including any Bank, upon foreclosure of a lien permitted by this paragraph 7 ("Purchaser"), shall be subject to the Rights of First Offer, Second Offer and Third Offer, unless the Purchaser is an employee of the Company on the date of such sale. Any Purchaser of shares of Capital Stock pursuant to foreclosure of a lien permitted by this paragraph 7 shall, as a condition to such Transfer, agree to be bound by the terms of this Agreement. Notwithstanding anything herein to the contrary, no such Purchaser of shares of Capital Stock shall be permitted to become the holder thereof pursuant to this paragraph 7 if (i) any person not listed on
Exhibit 8 to that certain Trademark/Servicemark License Agreement, dated April 19, 1989, by and among Coldwell, Banker & Company, the Company and Coldwell Commercial, or (ii) any person not listed on Exhibit 4 to that certain Non-Competition Agreement, dated April 19, 1989, by and among Coldwell, Banker & Company, Sears, Roebuck and Co., the Company and Coldwell Commercial would, as a result thereof, have the ability to elect, directly or indirectly, a majority of the Board of Directors of either the Company or Coldwell Commercial.

     C. Permitted Sales. Except as provided in Section B of this Article I with respect to Transfers by Kajima and GL, with respect to Transfers to Related Persons, with respect to

Transfers of Class J Stock, and with respect to resales of shares of C-R Stock to the Company, if, during the term of this Agreement, any Stockholder, or any holder of shares of Capital Stock issued subsequent to the date hereof or Transferred by a Stockholder pursuant hereto, including a transferee pursuant to Section B of this Article I (other than the Company or a transferee of Class J Stock), each of whom, for purposes of this Article I, shall be included in the terms "Stockholder" and "Stockholders," desires to Transfer any shares of Capital Stock, then such Transfer shall be permitted, if at all, only pursuant to the terms of this Section C.

     1.   Right of First Offer in Stockholders of Group.

     a. Offerees. In the event that any Stockholder desires to Transfer shares of Capital Stock and is required to Transfer such shares pursuant to this Section C, such Stockholder (the "Selling Stockholder") shall first offer such shares to the Like Group Stockholders (as defined below). For purposes of this Agreement, the term "Like Group Stockholders" shall mean (i) if the Selling Stockholder is one of the Japanese Stockholders, the Like Group Stockholders shall be (A) each other Japanese Stockholder, who shall be offered such shares simultaneously, (B) followed by each Carlyle Stockholder, who shall be offered such shares simultaneously; (ii) if the Selling Stockholder is one of the Carlyle Stockholders, the Like Group Stockholders shall be (A) each other Carlyle Stockholder, who shall be offered such shares simultaneously, (B) followed by each Japanese Stockholder, who shall be offered such shares simultaneously; and (iii) if the Selling Stockholder is a Management Stockholder or an Employee Stockholder, the Like Group Stockholders shall be each non-selling Management Stockholder. At such time as the Like Group Stockholders to whom the Sale Shares (as defined in subparagraph b. below) have been offered and elect to purchase all such Sale Shares pursuant to Sale and Election Notices as provided herein, the Selling Stockholder shall be under no further obligation to provide Sale Notices to any Like Group Stockholders having a lower priority in the order of offer, as set forth above.

     b. Content of Notice. The offer to Like Group Stockholders shall be made by means of a notice (a "Sale Notice") addressed to each such Stockholder setting forth (i) the number, Class and Series of the shares (the "Sale Shares") to be sold; (ii) the proposed price for each of the Sale Shares; and (iii) the other terms and conditions of such proposed sale (including, without limitation, whether such sale price must be paid in cash or on an installment basis).

     c. Response by the Like Group Stockholders. For a period of ten (10) calendar days following receipt of the Sale Notice, the Like Group Stockholder(s) to whom such Sale Notice is addressed shall have the right (the "Right of First Offer") to elect to purchase all or any portion of the Sale Shares at the price and on the terms and conditions set forth in the Sale Notice. In the event that a Like Group Stockholder desires to purchase some or all of the Sale Shares, it shall so indicate by means of a notice (an "Election Notice") to the Selling Stockholder. The Election Notice shall set forth (i) the number of Sale Shares that the Stockholder desires to purchase and, if the Sale Shares are of more than one Class or Series, the Class or Series of the Sale Shares to be purchased; and (ii) a closing date (a "Closing Date"), which date shall be no more than thirty (30) calendar days following the date of the Election Notice. Upon election by a Like Group Stockholder to exercise its Right of First Offer in the manner set forth above, the Like Group Stockholder shall become obligated to buy, and the Selling Stockholder shall become obligated to sell, such Sale Shares as the Like Group Stockholder has indicated in its Election Notice (subject to the proration provision set forth in subparagraph d. below) at the price and on the terms and conditions set forth in the Election Notice, which transaction shall be consummated on the Closing Date set forth in the Election Notice; provided, however, that if more than one Like Group Stockholder exercises its Right of First Offer and the Closing Dates designated by all Like Group Stockholders who exercise their Rights of First Offer are not identical, the Selling Stockholder shall have the right, by notice to each Like Group Stockholder who properly has exercised its Right of First Offer, to select a single Closing Date for consummation of all purchases of Sale Shares, which Closing Date shall be the latest date specified in any Election Notice.

     d. Proration upon Oversubscription. In the event that Like Group Stockholders within any group (i.e., the Japanese Stockholders, the Carlyle Stockholders or the Management Stockholders) provide Election Notices for the purchase of a number of Sale Shares that is in excess of the total number of Sale Shares of any particular Class or Series, the Sale Shares of such Class or Series so oversubscribed shall be apportioned among the Like Group Stockholders within that Group who provided Election Notices with respect thereto, on a pro rata basis, based upon the proportion that the number of shares of the particular Class or Series of Capital Stock covered by the Election Notice submitted by any Like Group Stockholder bears to the total number of shares of such Class or Series covered by Election Notices submitted by all such Like Group Stockholders.

     2. Right of Second Offer in the Company. In the event that less than all of the Sale Shares offered by the Sale Notice are purchased by Like Group Stockholders (whether due to an election by the Like Group Stockholders to agree to purchase less than all of the Sale Shares, or to a failure by Like Group Stockholders to fulfill their obligations on the Closing Dates specified in their Election Notice(s)), the remaining Sale Shares (the "Remaining Shares") next shall be offered to the Company on the same terms and conditions, and at the same price, as are set forth in the Sale Notice to the Like Group Stockholders.

     a. Notice Procedure. The Remaining Shares shall be offered to the Company, by means of a Sale Notice addressed thereto, setting forth (i) the number and Class or Series of the Remaining Shares available for sale; (ii) the proposed price for each of the Remaining Shares; and (iii) the other terms and conditions of such proposed sale. The proposed price for each of the Remaining Shares, and the other terms and conditions of the proposed sale, shall be identical to those set forth in the Sale Notice to the Like Group Stockholders with regard to the Sale Shares of which the Remaining Shares are a part.

     b. Response by the Company. For a period of ten (10) calendar days following receipt of the Sale Notice, the Company shall have the right (the "Right of Second Offer") to elect to purchase all or any portion of the Remaining Shares at the price and on the terms and conditions set forth in the Sale Notice. In the event that the Company elects to purchase some or all of the Remaining Shares, it shall so indicate by means of a notice (an "Election Notice") to the Selling Stockholder. The Election Notice shall set forth (i) the number of Remaining Shares that the Company elects to purchase and, if the Remaining Shares are of more than one Class or Series, the Class or Series of the Remaining Shares to be purchased; and (ii) a closing date (a "Closing Date"), which date shall be no more than thirty (30) calendar days following the date of the Election Notice. Upon election by the Company to exercise its Right of Second Offer in the manner set forth above, the Company shall become obligated to buy, and the Selling Stockholder shall become obligated to sell, that number of Remaining Shares which the Company has indicated in its Election Notice, at the price and on the terms and conditions set forth in the Sale Notice, which transaction shall be consummated on the Closing Date set forth in the Election Notice.

     3. Right of Third Offer in the Other Stockholders. In the event that less than all of the Sale Shares are purchased by the Like Group Stockholders pursuant to their Right of First Offer, and less than all of the Remaining Shares are purchased by the Company pursuant to its Right of Second Offer (whether due to an election by the Like Group Stockholders or the Company to agree to purchase less than all of the Sale Shares and Remaining Shares, or due to the failure by the Like Group Stockholders or the Company to fulfill their or its respective obligations on the Closing Date specified in their or its Election Notice(s)), then the Remaining Shares not so purchased (the "Untaken Shares") shall next be offered to other Stockholders (the "Other Group Stockholders"), as set forth below,and on the same terms and conditions, and at the same price, as are set forth in the Sale Notice to the Like Group Stockholders, and in the order set forth in subparagraph a. below.

     a. Order of Offer. In the event that the Selling Stockholder is one of the Japanese Stockholders or one of the Carlyle Stockholders, the Untaken Shares shall be offered to the Management Stockholders. In the event that the Selling Stockholder is a Management Stockholder or an Employee Stockholder, the Untaken Shares shall be offered simultaneously to the Carlyle Stockholders and the Japanese Stockholders as a group.

     b. Notice Procedure. The Untaken Shares shall be offered to each of the Other Group Stockholders, in the order set forth above, by means of Sale Notices addressed to each of such Other Group Stockholders, setting forth (i) the number and Class or Series of the Untaken Shares available for sale; (ii) the proposed price for each of the Untaken Shares; and (iii) the other terms and conditions of such proposed sale. The proposed price for each of the Untaken Shares, and the other terms and conditions of the proposed sale, shall be identical to those set forth in the Sale Notice to the Like Group Stockholders with regard to the Sale Shares of which the Untaken Shares are a part.

     c. Response by Other Group Stockholders. For a period of ten (10) calendar days following receipt of the Sale Notice, the Other Group Stockholder(s) to whom such Sale Notice is addressed shall have the right (the "Right of Third Offer") to elect to purchase all or any portion of the Untaken Shares at the price and on the terms and conditions set forth in the Sale Notice. In the event that an Other Group Stockholder desires to purchase some or all of the Untaken Shares, it shall so indicate by means of a notice (an "Election Notice") to the Selling Stockholder. The Election Notice shall set forth (i) the number of Untaken Shares that such Stockholder desires to purchase and, if the Untaken Shares are of more than one Class or Series, the Class or Series of the Untaken Shares to be purchased; and (ii) a closing date (a "Closing Date"), which date shall be no more than thirty (30) calendar days following the date of the Election Notice. Upon election by an Other Group Stockholder to exercise its right of Third Offer in the manner set forth above, the Other Group Stockholder shall become obligated to buy, and the Selling Stockholder shall become obligated to sell, such Untaken Shares as the Stockholder has indicated in its Election Notice (subject to the proration provision set forth in subparagraph d. below) at the price and on the terms and conditions set forth in the Election Notice, which transaction shall be consummated on the Closing Date set forth in the Election Notice; provided, however, that if more than one Other Group Stockholder exercises its Right of Third Offer and the Closing Dates designated by all Other Group Stockholders who exercise their Rights of Third Offer are not identical, the Selling Stockholder shall have the right, by notice to each Other Group Stockholder who properly has exercised its Right of Third Offer, to select a single Closing Date for consummation of all purchases of Untaken Shares, which Closing Date shall be the latest date specified in any Election Notice.

     d. Proration upon Oversubscription. In the event that the Other Group Stockholders provide Election Notices for the purchase of a number of Untaken Shares that is in excess of the total number of Untaken Shares of any particular Class or Series, the Untaken Shares of such Class or Series so oversubscribed shall be apportioned among the Other Group Stockholders who provided Election Notices with respect thereto, on a pro rata basis, based upon the proportion that the number of shares of the particular Class or Series of Capital Stock covered by the Election Notice submitted by any Other Group Stockholder bears to the total number of shares of such Class or Series covered by Election Notices submitted by all such Other Group Stockholders.

     4. Residual Right of Selling Stockholders to Sell. The failure of any Stockholder to fulfill his or its obligation on the Closing Date specified in his or its Election Notice shall not relieve the Selling Stockholder of his or its obligation to transfer the Sale Shares, Remaining Shares and Untaken Shares covered by the Election Notices of each other Stockholder who is prepared to fulfill his or its obligations under his or its Election Notice. In the event, however, that less than all of the Untaken Shares are purchased by the Other Group Stockholders pursuant to their Right of Third Offer (whether due to an election by the Other Group Stockholders to agree to purchase less than all of the Untaken Shares, or due to the failure by any of the Other Group Stockholders to fulfill their or its respective obligations on the Closing Date specified in their or its Election Notice(s)), then the Selling Stockholder shall, for a period of one hundred twenty (120) days following the date of the final Sale Notice(s), be free to transfer to one or more third-party transferees (collectively or individually, a "Third Party") that portion of the Untaken Shares not so purchased, at a price which is greater than or equal to, and on other terms which, on an economic basis, are better than or at least equivalent to, the price and terms set forth in the Sale Notice; provided, however, that any such Third Party shall agree to execute and to be bound by all of the terms and conditions of this Agreement. In the event that the purchase and sale of some or all of the Untaken Shares to a Third Party has not been consummated within the 120-day period provided herein, the transfer restrictions imposed hereby again shall take effect, and any Transfer of such shares again shall be subject to the rights of First, Second and Third Offer provided herein.

     5.   Registration Rights.

     a. Conditions Precedent. Notwithstanding the fact that the Board has not approved a public offering of shares of Capital Stock of the Company by the requisite vote as set forth in the by-laws of the Company (a copy of which is attached hereto as Exhibit B), in the event that (i) at any time at or after the date which is five (5) years after the date hereof, any Stockholder or group of Stockholders (the "Offering Stockholder(s)") desires to sell shares of Capital Stock (other than Class J Stock) in an underwritten public offering (the "Offering"); (ii) such Offering Stockholders have complied with the obligations imposed upon a Selling Stockholder pursuant to paragraphs 1, 2 and 3 of this Section C by offering such shares to the Like Group Stockholders, the Company and the Other Group Stockholders, at a price equal to or greater than the actual offering price of such shares in such Offering; and (iii) subsequent to the exercise of the Rights of First, Second and Third Offer provided in paragraphs 1, 2 and 3 of this Section C, the Untaken Shares represent more than twenty percent (20%) of the "residual profits interest" (as defined below) of the Company represented by the Capital Stock, then the Offering Stockholders, by written notice to the Company (a "Registration Notice") may require, in accordance with and to the extent permitted hereby, that the Company, at its expense and as soon as practicable, use its best efforts to register or qualify, under federal and/or state law, the Untaken Shares in order to permit the sale of such shares to the public by the Offering Stockholders in the Offering (the "Registration Right"). For purposes of this Agreement, the term "residual profits interest" shall mean the interest of any share of Capital Stock in all dividends or other distributions of cash or property paid or payable by the Company, other than the Preference Dividend and the Invested Capital Preference (as such terms are defined in the Company's Certificate of Incorporation).

     b. Inclusion of Other Stockholders. In the event that an Offering Stockholder exercises his Registration Right, the Company will (i) promptly give each other Stockholder written notice of such exercise and of the Company's obligation to undertake an Offering; and (ii) include in such registration, to the extent required by subparagraph c. hereof, all of the shares of Capital Stock of such other holders of Capital Stock (other than shares of Class J Stock) whether or not of the same Class or Series as the Untaken Shares (the "Participating Stockholders"), as such Participating Stockholders request to be included in such registration; provided, however, that any such request shall be made in writing within fifteen (15) days after receipt of written notice from the Company regarding such registration.

     c. Limitation on Shares Registered. The Registration Rights contained herein shall be further conditioned upon (i) the execution by each Offering Stockholder and Participating Stockholder of an appropriate underwriting agreement with the underwriter(s) jointly selected by the Company and the Offering Stockholder and (ii) the reservation, by the Company, of the right to limit the total number of shares included in the Offering if the underwriter determines that marketing factors require such limitation; provided, however, that in the event of such limitation, all of the shares requested to be included in the Offering by each Offering and Participating Stockholder shall be included on a pro rata basis, based upon the ratio of (i) the number of shares of each Offering Stockholder and Participating Stockholder requested to be included in the Offering to (ii) the total number of shares requested to be so included.

     d. Expenses of Registration. The Company shall pay all expenses incurred in connection with the registration of shares of Capital Stock pursuant to the Offering, including, without limitation, registration and filing fees, printing expenses, fees and expenses of counsel for the Company, fees and expenses incurred in compliance with any state securities laws, and auditing fees; provided, however, that each Offering and Participating Stockholder shall bear the expense of counsel retained on his behalf and his pro rata share of any underwriting expenses, underwriting discounts and sales commissions.

     e. Services to Stockholders. The Company will (i) notify each Stockholder in writing of the initiation of each registration, qualification and compliance, and of the completion of the Offering, and (ii) furnish to each Offering and Participating Stockholder the number of prospectuses and other documents incident thereto as the Offering or Participating Stockholder may reasonably request from time to time.

     f.   Indemnification.

     (i) The Company will indemnify each Offering and Participating Stockholder if shares of Capital Stock held by such Stockholder are included in a registration effected pursuant to an Offering under this Paragraph 5 against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of, or based on, (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Offering or Participating Stockholder for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of, or is based on, any untrue statement or omission based upon written information furnished to the Company by such Stockholder and stated to be specifically for use therein.

     (ii) Each Offering or Participating Stockholder, if shares of Capital
Stock held by such Stockholder are included in a registration effected pursuant to an Offering under this Paragraph 5, will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the shares of Capital Stock covered by such registration, each person who controls the Company or such underwriter within the meaning of the Securities Act of 1933, as amended, and each other such Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such other Stockholders, such directors, officers, persons, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon, and in conformity with, written information furnished to the Company by such Stockholder and stated to be specifically for use therein; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each such Stockholder of shares sold as contemplated herein.

     (iii) Each party entitled to indemnification under this subparagraph f. (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subparagraph f., unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     g. Information by Stockholder. Each Offering or Participating Stockholder owning shares of Capital Stock included in any registration pursuant to Paragraph 5 shall furnish to the Company such information regarding such Stockholder as the Company may request in writing and as shall be required in connection with any such registration.

     h. Release of Shares Sold. There shall be no requirement that the purchaser of shares of Capital Stock in an Offering execute and agree to be bound by the terms of this Agreement and, to the extent that shares of Capital Stock are sold in such an Offering to purchasers who do not so agree, such purchasers and such shares of Capital Stock shall not be bound by the terms of this Agreement. In the event of sale of shares of Capital Stock in an Offering, the certificates representing such shares shall bear no reference to this Agreement or to the restrictions on transferability imposed hereby.

     i. Limitation on Frequency of Exercise. Any other provision hereof to the contrary notwithstanding, in no event will the Company be obligated to undertake the preparation of an offering less than twenty-four (24) months subsequent to the effective date of the registration statement with respect to a prior offering.

     D. Restrictive Legend. Each certificate representing any shares of the Capital Stock subject to any provisions of this Agreement shall bear a legend on the face of such certificate substantially in the following form (provided that the bracketed language shall not be included on certificates representing the shares of Class B-2 Stock issued in the proposed public offering of shares of Class B-2 Stock to employees of the corporation or a subsidiary of the corporation, as described in that certain Subscription Agreement to which the corporation is a party):

     THE SHARES OF STOCK OF CB ACQUISITION CORP. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED APRIL 18, 1989, AS AMENDED, A COPY OF WHICH IS ON FILE WITH THE COMPANY, AND, BY ACCEPTANCE OF THIS CERTIFICATE, THE HOLDER HEREOF HEREBY AGREES TO BE BOUND BY THE TERMS OF SAID AGREEMENT. [THE SHARES OF STOCK OF THE COMPANY REPRESENTED BY THIS

     CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE RESOLD IN THE ABSENCE OF REGISTRATION THEREUNDER OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.]

     E. Issuance of Shares of Capital Stock. The Company shall not issue, or deliver any certificates representing, shares of Capital Stock of any Class or Series subject to this Agreement, whether such shares are newly issued or the result of a permitted Transfer hereunder, and any such issuance or delivery shall be void ab initio, and of no force or effect, unless each of the following conditions is satisfied:

          1. Each person or entity acquiring shares of such Capital Stock shall have executed this Agreement or a counterpart hereof, and shall have agreed to be bound by all the terms and conditions hereof.

          2. Each certificate delivered to any holder of shares of such Capital Stock shall contain the legend required by Section D above.

II.  PRESERVATION OF VOTING CHARACTERISTICS.

     In any case in which this Agreement requires or permits a vote of the Stockholders bound hereby, then, except as provided in Article IV hereof with respect to amendment or termination of this Agreement, such vote shall be in accordance with the voting characteristics of the various Classes and Series of Stock, as provided in the certificate of incorporation and the by-laws of the Company. In particular, each share of Series A-1 Stock shall be entitled to two
(2) votes per share, each share of Series A-2 Stock, Class B-1 Stock and Class B-2 Stock shall be entitled to one (1) vote per share, and each share of Series A-3 Stock, Class C-1 and Class C-R Stock shall be non-voting, unless otherwise required by the Certificate of Incorporation of the Company, the by-laws of the Company or applicable law. Furthermore, if for any reason the provisions of the Certificate of Incorporation of the Company (currently Article Fifth of the Second Restated Certificate of Incorporation) and/or of the by-laws of the Company (currently Article III, Section 3 of the Amended and Restated By-
Laws) which provide for weighted voting by directors cannot be implemented or enforced, the parties hereto agree to adopt such other provisions or procedures to achieve, to the maximum extent possible, the same result as would have been achieved under such provisions of the Second Restated Certificate of Incorporation and the Amended and Restated By-Laws.

III. TERM.

     Unless earlier terminated by agreement of the parties as provided in
Article IV hereof, this Agreement shall remain in full force and effect for a period of twenty (20) years commencing with the date hereof. Upon termination of this Agreement for any reason, each Stockholder shall surrender to the Company the certificates representing his shares of Capital Stock and the Company shall issue to him, in lieu thereof, new certificates which shall bear no reference to this Agreement or to any of the restrictions on transferability set forth herein.

IV.  AMENDMENT; TERMINATION.

     Any and all provisions of this Agreement may be modified or terminated only upon a vote of the holders of (i) a majority of the shares of Class B-2 Stock; and (ii) a majority of shares of Preferred Stock and of the shares of Class B-1 Stock, which shares of Preferred Stock and Class B-1 Stock shall be voted together as a single class for purposes of this Article IV; provided, however, that after there has been a public offering, or a public offering approved by the requisite vote of the Board of Directors, then the Rights of First, Second and Third Offer shall terminate with respect to all shares of the Capital Stock unless, by vote of the holders of a majority of the shares of the Preferred Stock and the Class B-1 Stock (voted together as a single class), the holders of such classes of Capital Stock agree to continue the Rights of First, Second and Third Offer as to the Preferred Stock, the Class B-1 Stock, the Class C-1 Stock and the Class C-R Stock.

V.   NOTICES.

     Any and all notices required or permitted hereby or other communications in connection herewith shall be in writing, sent by courier, telex, telegram (charges prepaid) to the respective addresses set forth below or to such other address or to such facsimile telephone or telex number with respect to any party as such party shall notify the others in writing pursuant hereto, and, except as otherwise specifically provided herein, shall be deemed to have been received on the day sent if sent by facsimile transmission, or, if sent by courier, telex, telecopier or telegram on the date actually received.

     [Names and addresses omitted.]

VI.  AUTHORITY OF AND AGREEMENT BY THE COMPANY.

     A. Authority. The proper officers of the Company have been authorized to enter into this Agreement on behalf of the Company by a resolution adopted by unanimous written consent of its Board of Directors.

    B. Agreements Generally. The Company agrees for itself and its successors and assigns that (i) insofar as is proper or required, it consents to this Agreement; (ii) it will not transfer or reissue any shares of Common Stock in violation of this Agreement, or without requiring proof of compliance with this Agreement; and (iii) all other actions required of the

Company pursuant to the terms of this Agreement shall be promptly and faithfully performed.

     C. Agreement with Respect to Exercise of Warrants. The Company agrees that, in the event of the exercise of any warrants (whether now outstanding or hereafter issued) to purchase shares of the Common Stock (of any Class or Series), no such shares shall be issued until such time as the warrant holder or other person(s) designated thereby to receive shares as a result of such exercise shall execute and agree to be bound by all of the terms and conditions of this Agreement; provided, however, that any warrants issued to holders of subordinated indebtedness of the Company, the proceeds of which constitute, or are applied to retire, bridge financing obtained in connection with the formation of the Company or the acquisition of Coldwell Commercial, and any securities of the Company issued upon exercise thereof, shall be issued free of any and all terms and conditions of this Agreement.

     D. Agreement with Respect to Development of Business. The Company, in order to avail itself, the Japanese Stockholders and the senior lender to the Company, of the potential benefits that may exist by virtue of the Japanese Stockholders' involvement in the Company through their equity ownership and representation on the respective Boards of Directors of the Company and Coldwell Commercial, as well as through the senior lender's agreement to provide the senior loan facility to the Company, hereby agrees to use its best efforts, as soon as practicable following the acquisition of Coldwell Commercial by the Company, to cause Coldwell Commercial to explore methods by which it, the Japanese Stockholders and the senior lender can develop and expand their respective businesses by virtue of the synergy that may be achieved through arrangements between Coldwell Commercial and one or more of the Japanese Stockholders and the senior lender, including, for example, placement of trainees or business development personnel of the Japanese Stockholders or the senior lender in various Coldwell Commercial offices (in which case the Company will provide such trainees or business development personnel with office facilities and secretarial assistance) joint ventures between Coldwell Commercial and one or more of the Japanese Stockholders or their affiliates, exchange of information and the establishment of Coldwell Commercial offices in Tokyo.

VII. GENERAL PROVISIONS AND MISCELLANEOUS AGREEMENTS.

     A. Agreement of Carlyle L.P. and Malek. Carlyle and Malek hereby agree that Carlyle Investment, the CCCLP and CM shall have been organized, and shall become signatories to this Agreement, on or before the date of acquisition of Coldwell Commercial by the Company.

     B. Counterparts. This Agreement may be executed in counterparts, each one of which shall be deemed an original, and all the counterparts together shall constitute one and the same Agreement.

     C. Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and, except to the extent that other contracts or agreements are specifically referenced herein, supersedes all prior agreements with respect thereto.

     D. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company and each Stockholder and its or his successors, assigns, heirs, legatees, personal representatives and assigns, but neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the express written consent of all of the other parties hereto.

     E. Headings and Captions. The headings and captions herein are inserted solely for the convenience of reference of the parties, are not a part of this Agreement and are not intended to govern, limit or aid in the construction of any term or provision hereof and shall not be used for interpretation or determination of the validity of this Agreement or any portion hereof.

     F. Severability. If any term(s) or provision(s) of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be held invalid or unenforceable, the remainder hereof and the application of such term(s) or provision(s) to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby.

     G. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ALL RESPECTS, INCLUDING ISSUES OF VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT, IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO, AND WAIVES ANY OBJECTION TO, THE EXERCISE OF PERSONAL JURISDICTION BY THE COURTS OF THE STATE OF DELAWARE WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

     H. Gender; Number. Whenever required by the context, all words used in this Agreement in the singular number shall include the plural and vice versa, and all words used in any gender shall extend to and include all genders or be neutral.

     I. After-Acquired Capital Stock and Certain Transferees. If required under the terms hereof, any person or entity, which is not a party to this Agreement, which acquires shares of Capital Stock subsequent to April 18, 1989 shall become a party to this Agreement, with all the rights and obligations of a

Stockholder, upon executing an Adoption Agreement in the form approved by the Board of Directors of the Company.

PRELIMINARY AND CONFIDENTIAL COPY
SOLELY FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION

- --------------------------------------------------------------------------------
                         CB COMMERCIAL HOLDINGS, INC.
                         CLASS B-2 COMMON STOCK PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby acknowledges receipt of the Proxy Statement and notice of Special Meeting of Stockholders to be held on Wednesday, October 23,
1996 at    a.m. local time at       , and hereby revokes all previous proxies
and appoints James J. Didion and David A. Davidson as proxies (each with the power to appoint his substitute and with power to act alone) of the undersigned to vote all the shares of Class B-2 Common Stock of CB Commercial Holdings, Inc. (the "Company") which the undersigned would be entitled to vote as designated on the reverse side at such meeting and any postponement or adjournment thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                CB COMMERCIAL HOLDINGS, INC.
                                P.O. BOX 11277
                                NEW YORK, N.Y. 10203-0277
            (Continued, and to be dated and signed, on other side)
- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --

1. To approve the proposed recapitalization of the Company's capital structure and the transactions contemplated thereby described in the proxy statement.

          FOR [_]    AGAINST [_]     ABSTAIN [_]


2. To consider and act upon such other matters as may properly come before the meeting.

          FOR [_]    AGAINST [_]     ABSTAIN [_]


CHANGE OF ADDRESS AND OR COMMENTS MARK HERE  [_]

Please sign exactly as name(s) appear on this proxy. If signing for estates, trusts or corporations, your title and capacity should be stated. If shares are held jointly, each holder should sign. Persons signing in a fiduciary ca-pacity should indicate their full title in such capacity.

Dated _______________________ , 1996

____________________________________
            Signature

____________________________________
     Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.[X]

- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --

PRELIMINARY AND CONFIDENTIAL COPY
SOLELY FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION

- --------------------------------------------------------------------------------
                         CB COMMERCIAL HOLDINGS, INC.
                         CLASS B-2 COMMON STOCK PROXY

                           CAPITAL ACCUMULATION PLAN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby acknowledges receipt of the Proxy Statement and notice of Special Meeting of Stockholders to be held on Wednesday, October 23,
1996 at    a.m. local time at       , and hereby revokes all previous proxies
and appoints T. Rowe Price Trust Company, the trustee ("Trustee") of the CB Commercial Holdings, Inc. Capital Accumulation Plan, as proxy of the undersigned to vote all the shares of Class B-2 Common Stock of CB Commercial Holdings, Inc. (the "Company") held by Trustee on behalf of the undersigned as designated on the reverse side at such meeting and any postponement or adjournment thereof. If the undersigned makes no indication as to how Trustee is to vote as to a particular matter, then unless otherwise indicated, vote the shares of Class B-2 Common Stock of the Company held by Trustee on behalf of the undersigned as directed by the Operating Committee of the Board of Directors of the Company.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED BY TRUSTEE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT IN THE CAPITAL ACCUMULATION PLAN. IF NO DIRECTION IS MADE, TRUSTEE WILL VOTE SUCH SHARES AS DIRECTED BY THE OPERATING COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                CB COMMERCIAL HOLDINGS, INC.
                                P.O. BOX 11277
                                NEW YORK, N.Y. 10203-0277

            (Continued, and to be dated and signed, on other side)

- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --

- --------------------------------------------------------------------------------

1. To approve the proposed recapitalization of the Company's capital structure and the transactions contemplated thereby described in the proxy statement.

             FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To consider and act upon such other matters as may properly come before the meeting.

             FOR [_]     AGAINST [_]     ABSTAIN [_]

CHANGE OF ADDRESS AND OR COMMENTS MARK HERE  [_]

Please sign exactly as name(s) appear on this proxy. If signing for estates, trusts or corporations, your title and capacity should be stated. If shares are held jointly, each holder should sign. Persons signing in a fiduciary ca-pacity should indicate their full title in such capacity.

Dated ___________________________ , 1996

________________________________________
               Signature

________________________________________
       Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.[X]

- --------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --